Exhibit 10.66
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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT



                         dated as of September 30, 2002



                                  by and among



                            RURAL/METRO CORPORATION,
                             a Delaware corporation,



                                  as Borrower,



                         the Lenders referred to herein,

                                       and



                       WACHOVIA BANK NATIONAL ASSOCIATION



                                    as Agent



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
                                TABLE OF CONTENTS

                                                                            PAGE

Article 1 DEFINITIONS..........................................................2
    Section 1.1    Definitions.................................................2
    Section 1.2    General....................................................18
    Section 1.3    Accounting Matters.........................................19
    Section 1.4    Other Definitions and Provisions...........................19

Article 2 ACKNOWLEDGMENTS AND WAIVERS.........................................19
    Section 2.1    Acknowledgments by Borrower and the other Credit Parties...19
    Section 2.2    Acknowledgment  of Events of Default by the Borrower
                   and Waiver Thereof by the Lenders..........................21
    Section 2.3    Release of Claims..........................................22

Article 3 CREDIT FACILITIES...................................................22
    Section 3.1    Loans......................................................22
    Section 3.2    Procedure for Advance of New Facility Loans................24
    Section 3.3    Repayment of Loans.........................................25
    Section 3.4    Notes......................................................28
    Section 3.5    Permanent Reduction of Aggregate Commitment and the
                   New Facility Loans.........................................28
    Section 3.6    Termination of Credit Facility.............................28
    Section 3.7    Use of Proceeds............................................28

Article 4 LETTERS OF CREDIT...................................................28
    Section 4.1    Lenders' Obligations in respect of Letters of Credit.......28
    Section 4.2    L/C Participations.........................................30
    Section 4.3    Reimbursement Obligation of the Borrower...................30
    Section 4.4    Obligations Absolute.......................................31
    Section 4.5    Fees and Other Charges.....................................32

Article 5 GENERAL LOAN PROVISIONS.............................................32
    Section 5.1    Interest...................................................32
    Section 5.2    Commitments and Agency Fees................................34
    Section 5.3    Manner of Payment..........................................34
    Section 5.4    Nature of Obligations of Lenders Regarding Extensions
                   of Credit; Assumption by the Agent.........................35
    Section 5.5    Changed Circumstances......................................35
    Section 5.6    Indemnity..................................................38
    Section 5.7    Capital Requirements.......................................38

                                       i
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    Section 5.8    Taxes......................................................38
    Section 5.9    Change in Lending Office...................................40

Article 6 CLOSING; CONDITIONS OF CLOSING, BORROWING AND ACQUISITIONS..........40
    Section 6.1    Closing....................................................40
    Section 6.2    Conditions to Closing and Initial Extensions of Credit.....40
    Section 6.3    Conditions to All Permitted Acquisitions...................44
    Section 6.4    Conditions to Major Permitted Acquisitions.................44
    Section 6.5    Conditions to All Extensions of Credit.....................45

Article 7 REPRESENTATIONS AND WARRANTIES OF THE BORROWER......................46
    Section 7.1    Representations and Warranties.............................46
    Section 7.2    Survival of Representations and Warranties, Etc............54

Article 8 FINANCIAL INFORMATION AND NOTICES...................................54
    Section 8.1    Financial Statements.......................................54
    Section 8.2    Officers' Compliance Certificate...........................56
    Section 8.3    Accountants' Certificate...................................57
    Section 8.4    Other Reports..............................................57
    Section 8.5    Notice of Litigation and Other Matters.....................58
    Section 8.6    Accuracy of Information....................................59

Article 9 AFFIRMATIVE COVENANTS...............................................59
    Section 9.1    Preservation of Corporate Existence and Related Matters....59
    Section 9.2    Maintenance of Property....................................59
    Section 9.3    Insurance..................................................59
    Section 9.4    Accounting Methods and Financial Records...................60
    Section 9.5    Payment and Performance of Obligations.....................60
    Section 9.6    Compliance with Laws, Approvals and Material Contracts.....60
    Section 9.7    Environmental Management...................................60
    Section 9.8    Compliance with ERISA......................................60
    Section 9.9    Conduct of Business........................................61
    Section 9.10   Visits and Inspections.....................................61
    Section 9.11   Additional Subsidiary Guarantors...........................61
    Section 9.12   Board Information Rights...................................61
    Section 9.13   New Facility Loan Advances.................................61
    Section 9.14   Delivery of Audited Financial Statements...................62
    Section 9.15   Post-Closing Items.........................................62
    Section 9.16   Projections of New Contract Contribution and
                   Terminated Contract Contribution...........................62
    Section 9.17   Further Assurances.........................................62

Article 10 FINANCIAL COVENANTS................................................63
    Section 10.1   Total Debt Leverage Ratio..................................63
    Section 10.2   Minimum Tangible Net Worth.................................63

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    Section 10.3   Fixed Charge Coverage Ratio................................64
    Section 10.4   Limitation on Capital Expenditures.........................64
    Section 10.5   Limitation on Operating Leases.............................64

Article 11 NEGATIVE COVENANTS.................................................64
    Section 11.1   Limitations on Debt........................................64
    Section 11.2   Limitations on Guarantees..................................66
    Section 11.3   Limitations on Liens.......................................66
    Section 11.4   Limitations on Loans, Advances, Investments
                   and Acquisitions...........................................67
    Section 11.5   Limitations on Mergers and Liquidation.....................69
    Section 11.6   Limitations on Sale of Assets..............................70
    Section 11.7   Limitations on Dividends and Distributions.................71
    Section 11.8   Transactions with Affiliates...............................71
    Section 11.9   Certain Accounting Changes.................................72
    Section 11.10  Payments and Prepayments of Non-Seller Financing
                   Subordinated Debt; Amendments to Certain Agreements........72
    Section 11.11  Restrictive Agreements.....................................72
    Section 11.12  Amendments to Senior Note Indenture or Senior Notes........72

Article 12 DEFAULT AND REMEDIES...............................................72
    Section 12.1   Events of Default..........................................72
    Section 12.2   Remedies...................................................75
    Section 12.3   Rights and Remedies Cumulative; Non-Waiver; etc............76
    Section 12.4   Crediting of Payments and Proceeds.........................76
    Section 12.5   Set-off....................................................76

Article 13 THE AGENT..........................................................77
    Section 13.1   Appointment................................................77
    Section 13.2   Delegation of Duties.......................................77
    Section 13.3   Exculpatory Provisions.....................................77
    Section 13.4   Reliance by the Agent and Issuing Bank.....................77
    Section 13.5   Notice of Default..........................................78
    Section 13.6   Non-Reliance on the Agent and Other Lenders................78
    Section 13.7   Indemnification............................................79
    Section 13.8   The Agent and Issuing Bank in their Individual
                   Capacities.................................................79
    Section 13.9   Resignation of the Agent; Successor Agents.................79

Article 14 MISCELLANEOUS......................................................80
    Section 14.1   Notices....................................................80
    Section 14.2   Expenses...................................................81
    Section 14.3   Governing Law..............................................82
    Section 14.4   Consent to Jurisdiction....................................82
    Section 14.5   Arbitration................................................82
    Section 14.6   Waiver of Jury Trial.......................................83
    Section 14.7   Reversal of Payments.......................................83

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    Section 14.8   Injunctive Relief..........................................84
    Section 14.9   Successors and Assigns; Participations.....................84
    Section 14.10  Amendments, Waivers and Consents...........................87
    Section 14.11  Performance of the Borrower's Duties.......................87
    Section 14.12  Indemnification............................................87
    Section 14.13  All Powers Coupled with Interest...........................88
    Section 14.14  Survival of Indemnities....................................88
    Section 14.15  Titles and Captions........................................88
    Section 14.16  Severability of Provisions.................................88
    Section 14.17  Counterparts...............................................88
    Section 14.18  Term of Agreement..........................................88
    Section 14.19  Adjustments................................................88
    Section 14.20  Independent Effect of Covenants............................89
    Section 14.21  Non-Disclosure Agreement...................................89
    Section 14.22  Representations Regarding the Series B Preferred Stock.....89
    Section 14.23  Covenant Regarding Voting the Series B Preferred Stock.....90
    Section 14.24  Cancellation of the New Facility...........................90
    Section 14.25  Cancellation of the Existing Notes.........................90

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                                    EXHIBITS

Exhibit A-1     -  Form of Term Note
Exhibit A-2     -  Form of New Facility Note
Exhibit B       -  Form of Notice of Borrowing
Exhibit C       -  Form of Notice of Prepayment
Exhibit D       -  Form of Officers' Compliance Certificate
Exhibit E       -  Form of Assignment and Acceptance
Exhibit F       -  Form of Subsidiary Guaranty Agreement
Exhibit G       -  Intentionally Omitted
Exhibit H       -  Form of Intercompany Subordination Agreement
Exhibit I       -  Intentionally Omitted
Exhibit J       -  Terms of Subordinated Debt and Earn-Out Obligations
Exhibit K       -  Form of Notice of Account Designation

                                     SCHEDULES

Schedule 1      -  Commitments
Schedule 1.1    -  Net Rental and Operating Lease Expense
Schedule 1.2       List of Subsidiaries being sold in Latin American Divestiture
Schedule 2.1(a) -  Existing Obligations
Schedule 2.1(c) -  Existing Loan Documents
Schedule 2.2    -  Acknowledged Defaults
Schedule 7.1(a) -  Organization; Power; Qualifications
Schedule 7.1(b) -  Subsidiaries of Borrower and Capitalization of Borrower and
                   Subsidiaries
Schedule 7.1(i) -  Environmental Matters
Schedule 7.1(j) -  ERISA Plans
Schedule 7.1(m) -  Intellectual Property Matters
Schedule 7.1(n) -  Material Contracts
Schedule 7.1(q) -  Financial Statements
Schedule 7.1(r) -  No Material Adverse Change
Schedule 7.1(u) -  Liens
Schedule 7.1(v) -  Debt and Guarantees
Schedule 7.1(w) -  Litigation
Schedule 11.1   -  Limitation on Debt
Schedule 11.4   -  Limitations on Loans, Advances, Investments and Acquisitions
Schedule 11.5      Permitted Dissolutions

                                     ANNEXES

Annex A - Certificate of Designation
Annex B - Non-Disclosure Agreement
Annex C - Registration Rights Agreement
Annex D - Preferred Stock

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     This SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 30th day of September, 2002, is entered into by and among RURAL/METRO CORPORATION, a corporation organized under the laws of Delaware as Borrower (the "BORROWER"), the Lenders who are or may become a party to this Agreement (collectively, the "LENDERS"), and WACHOVIA BANK NATIONAL ASSOCIATION (f/k/a First Union National
Bank),  a  national  banking  association,  as the  Agent for the  Lenders  (the
"AGENT").

                                    RECITALS

     A. The Borrower, as borrower, certain Subsidiaries of the Borrower, as guarantors, the lenders party thereto and the Agent entered into that certain Credit Agreement, dated as of September 29, 1995, as amended and restated pursuant to that certain Amended and Restated Credit Agreement, dated as of March 16, 1998, by and among the Borrower, the Lenders and the Agent, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of June 30, 1998 (such Credit Agreement, as so amended, restated, and further amended, modified, and supplemented, the "EXISTING CREDIT AGREEMENT").

     B. Pursuant to the Provisional Waiver and Standstill Agreement, dated as of March 14, 2000; the First Amendment to the Provisional Waiver and Standstill Agreement, dated as of April 13, 2000; the Second Amendment to the Provisional Waiver and Standstill Agreement, dated as of July 14, 2000; the Third Amendment to the Provisional Waiver and Standstill Agreement, dated as of October 16, 2000; the Fourth Amendment to the Provisional Waiver and Standstill Agreement, dated as of January 31, 2001; the Fifth Amendment to the Provisional Waiver and Standstill Agreement, dated as of April 23, 2001; the Sixth Amendment to the Provisional Waiver and Standstill Agreement, dated as of August 1, 2001; and the Seventh Amendment to the Provisional Waiver and Standstill Agreement, dated December 4, 2001 (collectively, the "WAIVER AGREEMENT"), each as entered into by and among the Borrower, the Agent and the Lenders, the Agent and the Lenders agreed, among other things, to waive the Acknowledged Defaults (as defined therein) provisionally until April 1, 2002, or until an earlier date if certain other events occur, and the Borrower agreed, among other things, to negotiate with the Agent and Lenders to amend or restructure the Existing Credit Agreement.

     C. The Borrower has requested and the Lenders have agreed to amend and restate the Existing Credit Agreement and to extend a credit facility to the Borrower on the terms and conditions of this Agreement. The Borrower and the Subsidiary Guarantors (as defined below) are and will be members of the same affiliated group and conduct their operations for their mutual benefit as one integrated financial enterprise, with each of the Subsidiary Guarantors benefiting from the business operations of the other members of the affiliated group. All Extensions of Credit to the Borrower will inure to the benefit of the Subsidiary Guarantors, directly or indirectly.

     D. The parties to this Agreement intend that this amendment and restatement qualify under Section 368(a)(1)(E) of the Internal Revenue Code as a reorganization and recapitalization and that this Agreement shall constitute a "plan of reorganization" for purposes of Sections 354 and 361 of the Internal Revenue Code.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.1 DEFINITIONS.

     The following terms when used in this Agreement shall have the meanings assigned to them below:

     "ACKNOWLEDGED DEFAULTS" shall have the meaning assigned thereto in Section 2.2.

     "AFFILIATE" means, with respect to a Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person. The term "control" means (a) the power to vote ten percent (10%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "AGENT" means Wachovia Bank in its capacity as agent for the Lenders hereunder, and any successor thereto appointed pursuant to Section 13.9.

     "AGENT'S OFFICE" means the office of the Agent specified in or determined in accordance with the provisions of Section 14.1(c).

     "AGGREGATE COMMITMENT" means the aggregate amount of the Lenders' respective Commitments hereunder, as such amount may be reduced at any time or from time to time pursuant to Section 3.5. The Aggregate Commitment as of the Closing Date for purposes of this Agreement is $155,920,334.37, which amount is comprised of Commitments to convert Existing Obligations into Term Loans in the aggregate amount of $152,420,333.37 as of the Closing Date and Commitments to participate in Letters of Credit in the aggregate amount of $6,090,000 as of the Closing Date, MINUS Commitments to issue the Reliance Letter of Credit in the face amount of $2,590,000, whose issuance the parties hereto acknowledge is conditioned upon the repayment of the Term Loans in an aggregate principal amount equal to the face amount of the Reliance Letter of Credit.

     "AGREEMENT" means this Second Amended and Restated Credit Agreement, as further amended, modified or supplemented and in effect from time to time.

     "ANNUAL FINANCIAL PROJECTIONS" has the meaning assigned thereto in Section 8.1(d).

     "ANNUALIZED BASIS" means for purposes of determining the Consolidated EBITDA, the Consolidated EBIRTA and Consolidated Fixed Charges calculation in Sections 10.1 and 10.3: (a) for the fiscal quarter ending September 30, 2002, such amount for such fiscal quarter multiplied by four (4), (b) for the fiscal quarter ending December 31, 2002, such amount for such fiscal quarter together with the immediately preceding fiscal quarter multiplied by two (2), (c) for the fiscal quarter ending March 31, 2003, such amount for such fiscal quarter, together with the immediately preceding two (2) fiscal quarters multiplied by four-thirds (4/3), and (d) for the fiscal quarter ending June 30, 2003 and for each subsequently occurring fiscal quarter, such amount for such fiscal quarter, together with the three (3) immediately preceding fiscal quarters on a rolling four (4) fiscal quarter basis.

     "APPLICABLE LAW" means all applicable provisions of constitutions, statutes, rules, regulations, guidelines, codes, ordinances, administrative orders and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

     "APPLICABLE MARGIN" means, (a) with respect to LIBOR Rate Loans (and outstanding Reimbursement Obligations to bear interest at the same rate of LIBOR Rate Loans), seven percent (7%) per annum and (b) with respect to Base Rate Loans (and outstanding Reimbursement Obligations to bear interest at the same rate of Base Rate Loans), the rate per annum that when added to the Base Rate applicable on the date any LIBOR Rate Loan is required to be converted to a Base Rate Loan pursuant to Section 5.5(a) or Section 5.5(b), will cause such sum to equal the sum of LIBOR in effect immediately before the date of such conversion plus seven percent (7%) per annum.

     "APPLICATION" means the letter of credit application executed by the Borrower with respect to the CNA Letter of Credit, the MedStar Letter of Credit and/or the Reliance Letter of Credit.

     "ASSIGNMENT  AND  ACCEPTANCE"  shall have the meaning  assigned  thereto in
Section 14.9(b)(iii).

     "BASE RATE" means, at any time, the higher of (a) the Prime Rate or (b) the Federal Funds Rate PLUS 1/2 of 1% per annum. Each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

     "BASE RATE LOAN" means any Loan bearing interest at a rate determined with reference to the Base Rate as provided in Section 5.5(a) or Section 5.5(b) hereof.

     "BOARD  INFORMATION"  shall have the  meaning  assigned  thereto in Section
9.12.

     "BORROWER" means Rural/Metro Corporation, a corporation organized under the laws of Delaware, and its successors.

     "BUSINESS DAY" means (a) for all purposes other than as set forth in clause
(b) below, any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any Loan, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in U.S. Dollar deposits in the London interbank market.

     "BUSINESS PLAN" means the "Fiscal 2003 Business and Financial Plan," a copy of which has been provided to the Agent and the Lenders on September 17, 2002.

     "CAPITAL ASSET" means, with respect to the Borrower and its Subsidiaries, any asset that has been or will be classified and accounted for as a capital asset on a Consolidated balance sheet of the Borrower and its Subsidiaries.

     "CAPITAL EXPENDITURES" means, with respect to the Borrower and its Subsidiaries for any period, the aggregate cost of all Capital Assets acquired by the Borrower and its Subsidiaries during such period (excluding assets acquired in connection with a Permitted Acquisition), as determined in accordance with GAAP.

     "CAPITAL LEASE" means, with respect to the Borrower and its Subsidiaries, any lease of any property that has been or will be classified and accounted for as a capital lease on a Consolidated balance sheet of the Borrower and its Subsidiaries.

     "CERTIFICATE  OF   DESIGNATION"   means  the  Certificate  of  Designation,
Preferences and Rights of Series B Preferred Stock in the form set forth in ANNEX A.

     "CHANGE IN CONTROL" shall have the meaning assigned thereto in Section 12.1(f).

     "CLAIMS" shall have the meaning assigned thereto in Section 2.1(h).

     "CLOSING DATE" means the date on which all of the conditions precedent set forth in Section 6.2 have been satisfied (or where not satisfied, waived in writing by the Lenders and the Issuing Bank).

     "CMS" means the Centers for Medicare & Medicaid Services, or any successor agency.

     "CNA LETTER OF CREDIT" means Letter of Credit Number SM410463 issued by the Issuing Bank in favor of Continental Casualty Company in the amount of $1,500,000, as such letter of credit has been amended, modified, and supplement and in effect from time to time.

     "CODE" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or supplemented.

     "COMMITMENT" means, as the context may apply, as to any Lender, the commitment of such Lender, as applicable, to (a) convert its Commitment Percentage of the Existing Obligations into a Term Loan on the Closing Date, (b) make New Facility Loans in accordance with its Commitment Percentage of the New Facility Commitment, and (c) participate in the Letters of Credit in accordance with its Commitment Percentage of the L/C Commitment, in each case in the respective maximum amounts set forth on SCHEDULE 1 of this Agreement or in the most recent Assignment and Acceptance, if any, executed by such Lender in accordance with Section 14.9.

     "COMMITMENT PERCENTAGE" means, as the context may apply, (a) with respect to all payments, computations and other matters relating to the Term Loan Commitment or the Term Loan of any Lender, the percentage obtained by dividing
(i) the Term  Loan  Exposure  of such  Lender  by (ii) the  aggregate  Term Loan
Exposure of all Term Loan Lenders, (b) with respect to all payments, computations and other matters relating to the New Facility Commitment or the

New Facility Loan of any New Facility Lender, the percentage obtained by dividing (i) the New Facility Exposure of such New Facility Lender by (ii) the aggregate New Facility Exposures of all New Facility Lenders, (c) with respect to all payments, computations and other matters relating to the L/C Commitment or the L/C participation of any Lender , the percentage obtained by dividing (i) the L/C Commitment of such L/C Participant by (ii) the aggregate L/C Commitments of all L/C Participants, and (d) for all other purposes with respect to each Lender, the percentage obtained by dividing (i) the aggregate amount of the Term Loan Exposure, New Facility Exposure and L/C Commitment of such Lender by (ii) the aggregate amount of the Term Loan Exposure, New Facility Exposure and L/C Commitment of all Lenders.

     "CONSOLIDATED" means, with reference to financial statements or financial statement items of the Borrower and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP; PROVIDED, that when such term is used in the context of the financial covenants set forth in Article 10, the term shall be used only with reference to the financial statements or financial statement items of the Borrower and its Domestic Subsidiaries on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

     "CREDIT FACILITY" means the Term Loan Facility and the New Facility established pursuant to Article 3 hereof.

     "CREDIT PARTIES" means the collective reference to the Borrower and the Subsidiary Guarantors.

     "DEBT" means, with respect to any Person at any date, the sum, without duplication, of the following (whether or not included as indebtedness or liabilities in accordance with GAAP): (a) all liabilities, obligations and indebtedness for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments, (b) all obligations to pay the deferred purchase price of property or services, including, without limitation, all conditional sale obligations and seller notes and earn-out obligations (but only to the extent such earn-out obligations are matured and then due and payable either in lump sum or in installments) issued or incurred in connection with the acquisition of any other Person, (c) all obligations as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of such Person, (e) all obligations, contingent or otherwise, relative to the face amount of letters of credit, whether or not drawn (including without limitation any Reimbursement Obligation), and banker's acceptances in each case issued for the account of any such Person (excluding, for purposes of determining compliance with Section 10.1, the face amount of letters of credit that are collateralized with proceeds of New Facility Loans),
(f) all Guarantees by such Person of Debt of any other Person, (g) all obligations to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of such Person (excluding for purposes of determining compliance with Section 10.1 and 10.2 any of such obligations relating to the Preferred Stock) and (h) all net obligations of any such Person pursuant to Hedging Agreements; PROVIDED, that, for purposes of determining compliance with Section 10.1, the term "DEBT" shall include only obligations that are required to be classified as indebtedness (including obligations as lessee under Capital Leases) on the Borrower's Consolidated balance sheet in accordance with GAAP. For the avoidance of doubt, the term "DEBT" is intended to include performance bonds.

     "DEFAULT" means any of the events specified in Section 12.1, which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

     "DEPOSITARY" means the Person who maintains the escrow of the proceeds from loans made by the Tranche A New Facility Lender pursuant to Section 3.2(c).

     "DISCOUNTED  PRINCIPAL  AMOUNT" shall have the meaning  assigned thereto in
Section 3.1(b)(iii).

     "DOLLARS" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

     "DOMESTIC SUBSIDIARY" means any direct or indirect Subsidiary of the Borrower organized under the laws of the United States or any state thereof.

     "EARN-OUT OBLIGATIONS" means any contingent payment obligation (other than management incentive programs or employment agreements) incurred by any Credit Party pursuant to any promissory note or any other agreement or agreements between such Credit Party and any other Person in connection with a Permitted Acquisition.

     "EBIRTA" means, for any period, (a) Net Income for such period, (b) PLUS the sum of the following, without duplication, to the extent deducted in the determination of Net Income: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization and other non-cash charges (including stock compensation expenses, impairment write-downs of goodwill, amortization of debt issuance or similar costs, amortization or impairment write-downs of intangible assets, but excluding write-downs of receivables and accruals of or reserves for items for which cash expenditures will be made in any future period), (iv) Net Rental and Operating Lease Expense, (v) non-cash expenses incurred in connection with any employee stock ownership plan of the Borrower, (vi) asset impairment charges, and (vii) the cumulative effect of changes in accounting principle, and
(c) PLUS losses or minus gains attributable to any fixed asset sales which have been included in arriving at Net Income for such period. The calculation of EBIRTA shall be based solely upon the operations of the Borrower and its Domestic Subsidiaries, determined on a consolidated basis.

     "EBITDA" means, for any period, (a) Net Income for such period, (b) PLUS the sum of the following, without duplication, to the extent deducted in the determination of Net Income: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization, depreciation and other non-cash charges (including stock compensation expenses, impairment write-downs of goodwill, amortization of debt issuance or similar costs, amortization or impairment write-downs of intangible assets, but excluding write-downs of receivables and accruals of or reserves for items for which cash expenditures will be made in any future period), (iv) non-cash expenses incurred in connection with any employee stock ownership plan of the Borrower, (v) asset impairment charges, and (vii) the cumulative effect of changes in accounting principle, and (c) PLUS losses or minus gains attributable to any fixed asset sales which have been included in arriving at Net Income for such period. The calculation of EBITDA shall be based solely upon the operations of the Borrower and its Domestic Subsidiaries, determined on a consolidated basis.

     "ESCROW ACCOUNT" has the meaning assigned thereto in Section 3.2(c).

     "ELIGIBLE ASSIGNEE" means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof or any country which is a member of the Organization of Economic Cooperation and Development, having total capital and surplus in excess of $100,000,000, (b) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total capital and surplus in excess of $100,000,000, (c) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender), (d) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, or (e) any other Person that has been approved in writing as an Eligible Assignee by the Borrower, the Issuing Bank and the Agent.

     "EMPLOYEE BENEFIT PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or any ERISA Affiliate or (b) has at any time within the preceding six years been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

     "ENVIRONMENTAL LAWS" means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.ss. 9601 et Seq.), the Hazardous Material Transportation Act (49 U.S.C.ss. 331 et Seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss. 6901 et Seq.), the Federal Water Pollution Control Act (33 U.S.C.ss. 1251 et Seq.), the Clean Air Act (42 U.S.C.ss.7401 et Seq.), the Toxic Substances Control Act (15 U.S.C.ss.2601 et Seq.), the Safe Drinking Water Act (42 U.S.C.ss. 300, et Seq.), the Environmental Protection Agency's regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the rules and regulations promulgated under each of these statutes, each as amended or supplemented.

     "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or supplemented.

     "ERISA AFFILIATE" means any Person who together with the Borrower is, was or could have been treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

     "EVENT OF DEFAULT" means any of the events specified in Section 12.1; PROVIDED that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXISTING CREDIT AGREEMENT" has the meaning assigned thereto in the Recitals.

     "EXISTING LENDERS" means those certain lenders party to the Existing Credit Agreement immediately prior to the Closing Date.

     "EXISTING LOANS" means the Loans (as defined in the Existing Credit Agreement) made by the Existing Lenders under the Existing Credit Agreement which are outstanding on the Closing Date immediately before the satisfaction or waiver of the conditions set forth in Section 6.2.

     "EXISTING OBLIGATIONS" has the meaning assigned thereto in Section 2.1(a).

     "EXTENSIONS OF CREDIT" means, with respect to all Lenders, the aggregate amount of all outstanding Loans and L/C Obligations, and with respect to each Lender, the aggregate of such Lender's Loans and respective Commitment Percentage of the L/C Obligations.

     "FEDERAL FUNDS RATE" means, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published at 11:00 a.m. (New York time) for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

     "FIXED CHARGES" means, with respect to the Borrower and its Subsidiaries for any period, the sum of (a) Interest Expense PLUS (b) Net Rental and Operating Lease Expense PLUS (c) amortization payments (scheduled or actual) under any Capital Lease, all determined for such period on a Consolidated basis in accordance with GAAP.

     "FISCAL YEAR" means the fiscal year of the Borrower and its Subsidiaries ending on June 30.

     "FOREIGN SUBSIDIARY" means any direct or indirect Subsidiary of the Borrower organized under the laws of a jurisdiction outside of the United States.

     "FUNDING  SOURCE  AGREEMENT"  shall have the  meaning  assigned  thereto in
Section 5.5(e).

     "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Borrower and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of the Borrower.

     "GOVERNMENTAL APPROVALS" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

     "GOVERNMENTAL AUTHORITY" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "GUARANTEE" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or other obligation payable or performable by another Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "GUARANTEE" as a verb has a corresponding meaning. For the avoidance of doubt, the term "GUARANTEE" is not intended to include letters of credit or performance bonds.

     "HAZARDOUS MATERIALS" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law,
(d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

     "HEDGING AGREEMENT" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrower, and any confirming letter executed pursuant to such agreement, all as amended, modified or supplemented from time to time with the prior approval of the Agent.

     "INTELLECTUAL PROPERTY" shall have the meaning assigned thereto in Section 7.1(m).

     "INTERCOMPANY SUBORDINATION AGREEMENT" means the Amended and Restated Intercompany Subordination Agreement of even date among the Credit Parties and the Agent, for the benefit of itself and the Lenders, substantially in the form of EXHIBIT H attached hereto, as amended, modified or supplemented from time to time.

     "INTEREST EXPENSE" means, with respect to the Borrower and its Subsidiaries for any period, the gross interest expense (including without limitation, interest expense attributable to Capital Leases and all net obligations pursuant to Hedging Agreements) of the Borrower and its Subsidiaries, LESS amortization of debt issuance or similar costs, and LESS interest income of the Borrower and its Subsidiaries, all determined for such period on a Consolidated basis in accordance with GAAP.

     "INTEREST  PERIOD"  shall  have the  meaning  assigned  thereto  in Section
5.1(b).

     "ISSUING BANK" means Wachovia Bank, in its capacity as issuer of any Letter of Credit with all such references to "Issuing Bank" in this Agreement applicable only so long as any Letter of Credit is outstanding or any Reimbursement Obligation owing to Wachovia Bank with respect thereto remains unpaid.

     "L/C COMMITMENT" means, as to any Lender, the commitment of such Lender to participate in the Letters of Credit pursuant to Section 4.1 in an aggregate amount (excluding fees and interest) set forth in Schedule 1.

     "L/C OBLIGATIONS"  means at any time, an amount equal to the sum of (a) the
undrawn  face  amount  of  all  outstanding   Letters  of  Credit  and  (b)  the
Reimbursement Obligations.

     "L/C PARTICIPANTS" means those Lenders having an L/C Commitment.

     "LATIN AMERICAN DIVESTITURE" means the sale to local management of the stock of the Borrower's Subsidiaries listed in SCHEDULE 1.2 that have been conducting the Argentine and Bolivian operations of the Company or own the Subsidiaries that have been conducting such operations.

     "LENDER" means each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 14.9.

     "LENDING OFFICE" means, with respect to any Lender, the office of such Lender maintaining such Lender's Extensions of Credit or, in the case of any Lender that is funding its Loans through a Funding Source Agreement, the office of the lender providing such funds to the Lender.

     "LETTERS OF CREDIT" means, collectively, the CNA Letter of Credit, and to the extent issued pursuant to Section 4.1(b), the MedStar Letter of Credit and the Reliance Letter of Credit.

     "LIBOR" means the rate of interest per annum determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to the applicable Interest Period which appears on the Telerate Page 3750 at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16%)). If, for any reason, such rate does not appear on Telerate Page 3750, then "LIBOR" shall be determined by the Agent to be the arithmetic average (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16%)) of the rate per annum at which deposits in Dollars are being offered by leading reference banks in the London interbank market to the Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

     "LIBOR RATE LOAN" means any Loan bearing interest at a rate determined with reference to LIBOR.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

     "LOAN" means any Term Loan and any New Facility Loan made to the Borrower pursuant to Article 3 and all such Term Loans and New Facility Loans collectively as the context requires.

     "LOAN DOCUMENTS" means, collectively, this Agreement, the Term Notes, the New Facility Notes, the Subsidiary Guaranty, Intercompany Subordination Agreement, any Hedging Agreement with a Lender, each Application and each other document, instrument and agreement executed and delivered by any Credit Party in connection with this Agreement, all as amended, modified or supplemented from time to time.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the assets, business, operations, prospects or financial condition of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower and its Subsidiaries, taken as a whole, to pay all Obligations due under the Loan Documents, or (c) the Agent's or any Lender's rights and remedies under this Agreement or the other Loan Documents.

     "MATERIAL  CONTRACT"  means  any  written  contract,   agreement  or  other
instrument of the Borrower or any of its Subsidiaries the termination or revocation of which or the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

     "MAXIMUM  RATE" shall mean the maximum  rate of  interest  provided  for in
Section 5.1(f).

     "MEDICAID REGULATIONS" means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. ss.ss. 1396 ET SEQ.) and any statutes succeeding thereto, (b) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (a) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (a) above, (c) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (a) and (b) above, and (d) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (c) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (c) above, in each case as may be amended or supplemented.

     "MEDICARE REGULATIONS" means, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. ss.ss. 1395 ET SEQ.) and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including without limitation, Health and Human Services ("HHS"), CMA, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended or supplemented.

     "MEDSTAR LETTER OF CREDIT" shall mean a letter of credit that may be issued by the Issuing Bank for the benefit of MedStar Area Metropolitan Ambulance Authority in the amount of $2,000,000 pursuant to the terms of Section 4.1(b).

     "MONTHLY CASH FLOW PROJECTIONS"  shall have the meaning assigned thereto in
SECTION 8.1(E).

     "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate has made, or has accrued an obligation to make, contributions within the preceding six years.

     "NET CONTRACT LOSS" attributable to any fiscal quarter, means, with respect to each such quarter, the amount determined as of the end of such quarter by subtracting the aggregate New Contract Contribution attributable to such quarter from the Terminated Contract Contribution attributable to such quarter.

     "NET INCOME" means, with respect to the Borrower and its Subsidiaries for any period, the net income (or loss) of the Borrower and its Subsidiaries for such period determined on a Consolidated basis in accordance with GAAP; PROVIDED, that there shall be excluded from net income (or loss): (a) the income (or loss) of any Person (other than a Subsidiary of the Borrower or such Subsidiary) in which the Borrower or such Subsidiary has an ownership interest unless received by the Borrower or such Subsidiary in a cash distribution, (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of the Borrower or such Subsidiary or is merged into or consolidated with such first Person, and (c) to the extent not included in clauses (a) and
(b) above, any after-tax extraordinary gains and non-cash extraordinary losses.

     "NET RENTAL AND OPERATING LEASE EXPENSE" means, with respect to the Borrower and its Subsidiaries for any period, the gross rental and operating lease expense of the Borrower and its Subsidiaries, LESS certain rental income of the Borrower and its Subsidiaries described on SCHEDULE 1.1 hereto, all determined for such period on a Consolidated basis in accordance with GAAP.

     "NET REVENUES" means, with respect to the Borrower and its Subsidiaries for any period, net revenues of the Borrower and its Subsidiaries, determined for such period on a Consolidated basis in accordance with GAAP and in accordance with past reporting practices of the Borrower and its Subsidiaries.

     "NEW CONTRACT" means (i) a contract entered into by the Borrower or any of its Subsidiaries with a new customer; or (ii) a contract entered into by the Borrower or any of its Subsidiaries as an expansion of a contractual relationship with an existing customer.

     "NEW CONTRACT CONTRIBUTION" attributable to any fiscal quarter means, with respect to each such quarter, the aggregate projected EBITDA for the following twelve-month period reasonably anticipated to be contributed from all New Contracts entered into by the Borrower or any of its Subsidiaries with a commencement date for services that falls within such quarter based on the most recent projections prepared by the Borrower in good faith for internal use and on the basis of reasonable assumptions consistent with the terms of such New Contracts as contemplated in Section 9.16.

     "NEW FACILITY" means the credit facility established pursuant to Section 3.1(b).

     "NEW FACILITY COMMITMENT" means the credit facility established pursuant to
Section 3.1(b), which consists of collectively, the Tranche A New Facility Commitment and the Tranche B New Facility Commitment.

     "NEW FACILITY EXPOSURE", with respect to any New Facility Lender, means, as of any date of determination the sum of such Lender's Tranche A New Facility Exposure and Tranche B New Facility Exposure.

     "NEW FACILITY LENDERS" means those Lenders having either Tranche A New Facility Commitments or Tranche B New Facility Commitments.

     "NEW FACILITY LOAN" shall have the meaning assigned thereto in Section 3.1(b)(i).

     "NEW FACILITY NOTE(S)" shall have the meaning assigned thereto in Section 3.1(b)(ii).

     "NEW LETTER OF CREDIT" means any letter of credit (the expiry date of which shall not extend beyond the Termination Date) obtained by the Borrower after the Closing Date, which is to be supported by cash collateral, provided from the proceeds of New Facility Loans made by the Lenders under this Agreement.

     "NON-DISCLOSURE AGREEMENT" means the Non-Disclosure Agreement in the form set forth in ANNEX B.

     "NON-SELLER FINANCING SUBORDINATED DEBT" means any Debt of any Credit Party (other than the Seller Financing) which is or shall be subject to terms and conditions (including subordination provisions) satisfactory to the Required Lenders.

     "NOTES" means (a) the separate term notes made by the Borrower payable to the order of each of the Term Loan Lenders, substantially in the form of EXHIBIT A-1 hereto, evidencing the Term Loan Facility, and (b) the separate notes made by the Borrower payable to the order to each of the New Facility Lenders, substantially in the form of EXHIBIT A-2 hereto, evidencing the New Facility, and any amendments, modifications and supplements thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.

     "NOTICE OF ACCOUNT  DESIGNATION" shall have the meaning assigned thereto in
Section 6.2(e).

     "NOTICE OF BORROWING" shall have the meaning assigned thereto in Section 3.2(a).

     "OBLIGATIONS" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition, whether or not a claim for such interest is allowed in such applicable bankruptcy case or similar proceeding) all Extensions of Credit, (b) all payment and other obligations owing by a Borrower to any Lender under any Hedging Agreement, (c) any amounts due and payable under the Existing Credit Agreement that are not otherwise included in the Existing Obligations, and (d) all other reasonable fees and expenses (including reasonable attorney's fees and expenses), commissions, charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties which are owing by the Credit Parties to the Lenders, the Issuing Bank or the Agent pursuant to this Agreement (including those due under Section 14.2) or any other Loan Document, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money.

     "OFFICERS' COMPLIANCE CERTIFICATE" shall have the meaning assigned thereto in Section 8.2.

     "ORIGINAL  PRINCIPAL  AMOUNT"  shall have the meaning  assigned  thereto in
Section 3.1(b)(iii).

     "OTHER TAXES" shall have the meaning assigned thereto in Section 5.8(b).

     "PARENT SELLER FINANCING" means any unsecured (other than by the Letters of Credit) Debt incurred by the Borrower in connection with any Permitted Acquisition.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

     "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained for employees of the Borrower or any ERISA Affiliates or (b) has at any time within the preceding six years been maintained for the employees of the Borrower or any of their current or former ERISA Affiliates.

     "PERMITTED ACQUISITIONS" means each acquisition permitted by Section 11.4(f) or otherwise approved by the Required Lenders.

     "PERSON" means an individual, corporation, partnership, association, trust, business trust, joint venture, limited liability company, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof specifically listed herein.

     "PREFERRED STOCK" means, any capital stock of a Person, however designated, which entitles the holder thereof with a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other capital stock issued by such Person.

     "PRIME RATE" means, at any time, the rate of interest per annum publicly announced from time to time by Wachovia Bank as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by Wachovia Bank as its Prime Rate is an index or base rate and shall not necessarily be its lowest rate charged to its customers or other banks.

     "REGISTER" shall have the meaning assigned thereto in Section 14.9(c).

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement between the Borrower and each of the Lenders in form and substance satisfactory to the Agent as set forth in ANNEX C.

     "REIMBURSEMENT  DATE"  shall have the meaning  assigned  thereto in Section
4.3.

     "REIMBURSEMENT  OBLIGATIONS"  shall have the  meaning  assigned  thereto in
Section 4.3.

     "RELATED TRANSACTIONS" means the conversion of the Existing Obligations into Term Loans and any borrowings under the Credit Facility on the Closing Date and the payment of all fees, costs and expenses associated with the amendment and restatement of the Existing Credit Agreement pursuant to this Agreement and the execution and delivery of all related agreements and instruments.

     "RELEASING  PARTY"  shall  have the  meaning  assigned  thereto  in Section
2.3(a).

     "RELIANCE LETTER OF CREDIT" shall mean a letter of credit that may be issued by the Issuing Bank for the benefit of Reliance Insurance Company in the amount of $2,590,000 pursuant to the terms of Section 4.1(b).

     "REQUIRED LENDERS" means, at any date, any combination of Lenders holding at least fifty-one percent (51%) of all Extensions of Credit or, if no Extensions of Credit are at the time outstanding, Lenders whose Commitment Percentages aggregate at least fifty-one percent (51%).

     "RESERVE REQUIREMENT" means, for any Lender, the actual daily arithmetic reserve requirement imposed on such Lender by the Board of Governors of the Federal Reserve System (or any successor) under Regulation D on Eurocurrency liabilities (as defined in Regulation D) of such Lender for the applicable Interest Period as of the first day of such Interest Period, but subject to any changes in such reserve requirement becoming effective during the Interest Period.

     "SEC" shall have the meaning assigned thereto in Section 8.4(d).

     "SELLER   FINANCING"  means  the  collective   reference  to  the  Earn-Out
Obligations, the Subordinated Seller Financing and the Parent Seller Financing.

     "SENIOR NOTE INDENTURE" means the Note Indenture dated as of March 16, 1998 among the Borrower, the Subsidiary Guarantors and The First National Bank of Chicago, as Trustee, pursuant to which the Senior Notes have been issued, as such agreement has been amended, modified, supplemented and in effect from time to time.

     "SENIOR NOTES" means the 7-7/8% fixed rate senior unsecured notes issued by the Borrower pursuant to the terms of the Senior Note Indenture.

     "SERIES B PREFERRED STOCK" means, collectively, (a) the Preferred Stock of the Borrower, designated as the Series B-1 Voting Preferred Stock, par value $.01 per share, (b) the Preferred Stock of the Borrower, designated the Series B-2 Non-Voting Preferred Stock, par value $.01 per share and (c) the Preferred Stock of the Borrower, designated the Series B-3 Preferred Stock, par value $.01 per share, which Preferred Stock shall be distributed to the Lenders, or to a designee of any Lender, on the Closing Date in accordance with ANNEX D.

     "SOLVENT" means, as to the Borrower and its Subsidiaries on a Consolidated basis, on a particular date, that the Borrower and its Subsidiaries taken as a whole (a) have capital sufficient to carry on their businesses and transactions in which they engage and are able to pay their debts as they mature, (b) own property and assets having a present fair saleable value on a going concern basis greater than the amount required to pay their probable liabilities (including contingencies), and (c) do not believe that they will incur debts or liabilities beyond their ability to pay such debts or liabilities as they mature. In determining the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "SUBORDINATED  DEBT" means the  collective  reference  to the  Subordinated
Seller  Financing,   the  Earn-Out  Obligations  and  the  Non-Seller  Financing
Subordinated Debt.

     "SUBORDINATED SELLER FINANCING" means any Debt (other than Earn-Out Obligations) incurred by the Borrower or any Subsidiary in connection with any Permitted Acquisition, which is subject to the terms and conditions set forth in EXHIBIT J hereto.

     "SUBSIDIARY" means, as to any Person, any other Person of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such Person is at the time, directly or indirectly, owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock or other ownership interests shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Borrower.

     "SUBSIDIARY GUARANTORS" mean all direct and indirect Wholly-Owned Domestic Subsidiaries of the Borrower incorporated or organized in the United States existing on the Closing Date (excluding Coronado Health Services, Inc.) and each additional Wholly-Owned Domestic Subsidiary of the Borrower incorporated or organized in the United States required to become a Subsidiary Guarantor pursuant to Section 9.11.

     "SUBSIDIARY GUARANTY" means the Amended and Restated Subsidiary Guaranty Agreement of even date by the Subsidiary Guarantors in favor of the Agent, for the ratable benefit of itself and the Lenders, substantially in the form of EXHIBIT F hereto, as amended, modified or supplemented from time to time.

     "TANGIBLE NET WORTH" means stockholder's equity of the Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP less (i) the total book value of all assets classified as intangible assets in accordance with GAAP, including such items as goodwill, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing, and (ii) the total book value of capitalized debt issuance costs. Notwithstanding the foregoing, the calculation of Tangible Net Worth for purposes of Article 10 shall exclude the non-cash effects of the issuance of the Preferred Stock and the non-cash effects of the Latin American Divestiture.

     "TAXES" shall have the meaning assigned thereto in Section 5.8(a).

     "TERM LOAN" shall have the meaning assigned thereto in Section 3.1(a).

     "TERM LOAN COMMITMENT" means, as to a Term Loan Lender, the commitment of such Term Loan Lender to convert its PRO RATA share of Existing Obligations into Term Loans as set forth on Schedule 1 of this Agreement.

     "TERM LOAN EXPOSURE", with respect to any Lender, means, as of any date of determination (i) prior to the termination of the Term Loan Commitments, that Lender's Term Loan Commitment, and (ii) after the termination of the Term Loan Commitments, the aggregate outstanding principal amount of the Term Loans of that Lender (including Term Loans acquired by any Lender pursuant to an Assignment and Acceptance, if any, executed by such Lender in accordance with
Section 14.9).

     "TERM LOAN  FACILITY"  means the credit  facility  established  pursuant to
Section 3.1(a).

     "TERM LOAN LENDERS" means those Lenders having Term Loan Commitments or, following termination of the Term Loan Commitments, those Lenders that have outstanding Term Loans.

     "TERM NOTE" and "TERM NOTES" shall have the meaning assigned thereto in
Section 3.1(a).

     "TERMINATED CONTRACT CONTRIBUTION" attributable to any fiscal quarter means, with respect to each such quarter, the aggregate EBITDA contribution for the preceding twelve-month period from all contracts between the Borrower or any of its Subsidiaries and any of their customers that have a cessation date for services during such quarter.

     "TERMINATION DATE" means the earliest of the dates referred to in Section 3.6.

     "TERMINATION EVENT" means: (a) a "Reportable Event" described in Section 4043 of ERISA (other than a reportable event not subject to the provision for 30-day notice to the PBGC under regulations promulgated under such section), (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, (f) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan, (g) the imposition of a Lien pursuant to Section 412 of the Code or
Section 302 of ERISA, (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

     "TOTAL DEBT LEVERAGE  RATIO" means the ratio  determined in accordance with
Section 10.1.

     "TRANCHE A NEW FACILITY EXPOSURE", with respect to any Tranche A New Facility Lender, means, as of any date of determination, (i) prior to the termination of the Tranche A New Facility Commitments, that Lender's Commitment Percentage of the aggregate Tranche A New Facility Commitment, and (ii) after the termination of the Tranche A New Facility Commitments, the aggregate outstanding principal amount of the New Facility Loans of that Tranche A New Facility Lender made pursuant to the Tranche A New Facility Commitment.

     "TRANCHE A NEW FACILITY LENDER" means Special Value Absolute Return Fund, LLC and its successors and assigns.

     "TRANCHE B NEW FACILITY COMMITMENT" shall have the meaning assigned thereto in Section 3.1(b)(i).

     TRANCHE B NEW FACILITY EXPOSURE", with respect to any Tranche B New Facility Lender, means, as of any date of determination, (i) prior to the termination of the Tranche B New Facility Commitments, that Lender's Commitment Percentage of the aggregate Tranche B New Facility Commitment, and (ii) after the termination of the Tranche B New Facility Commitments, the aggregate outstanding principal amount of the New Facility Loans of that Tranche B New Facility Lender made pursuant to the Tranche B New Facility Commitment.

     "TRANCHE B NEW FACILITY LENDER" means each of the Lenders holding Tranche B New Facility Commitments.

     "UNIFORM CUSTOMS" means the Uniform Customs and Practice for Documentary Credits (1994 Revision), International Chamber of Commerce Publication No. 500, or any subsequent revision or version thereof currently in effect and in use by the Issuing Bank.

     "WACHOVIA BANK" means Wachovia Bank National Association (f/k/a First Union National Bank), a national banking association and its successors.

     "WAIVER AGREEMENT" has the meaning assigned thereto in the Recitals.

     "WHOLLY-OWNED" means, with respect to a Subsidiary, a Subsidiary all of the shares of capital stock or other ownership interests of which are, directly or indirectly, owned or controlled by the Borrower or one or more of its Wholly-Owned Subsidiaries.

     Section 1.2 GENERAL. All terms of an accounting nature not specifically defined herein shall have the meaning assigned thereto by GAAP. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule, Annex or Exhibit is a reference to that section, subsection, Schedule, Annex or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "New York time" shall refer to the applicable time of day in New York, New York.

     Section 1.3 ACCOUNTING MATTERS. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Borrower or any Subsidiary thereof to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Agent to the contrary agreed to by the Borrower, be performed in accordance with GAAP. In the event that changes in GAAP (as in effect on the Closing Date) shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Borrower's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrower and the Lenders shall have entered into an amendment of this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement, which amendment shall not be unreasonably withheld.

     Section 1.4 OTHER DEFINITIONS AND PROVISIONS.

          (a) USE OF CAPITALIZED TERMS. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

          (b) MISCELLANEOUS. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                                    ARTICLE 2
                           ACKNOWLEDGMENTS AND WAIVERS

     Section 2.1 ACKNOWLEDGMENTS BY BORROWER AND THE OTHER CREDIT PARTIES. To induce the Lenders, the Issuing Bank and the Agent to execute this Agreement, the Borrower on behalf of itself and the other Credit Parties hereby acknowledges, stipulates and agrees as follows:

          (a) The aggregate principal amount of the Existing Loans PLUS accrued and unpaid Deferred Interest (as defined in the Waiver Agreement) thereon PLUS accrued and unpaid Reimbursement Obligations (as defined in the Existing Credit Agreement) together with accrued and unpaid interest thereon PLUS unpaid fees in respect of the Existing Loans PLUS accrued and unpaid default rate interest on the Reimbursement Obligations (as defined in the Existing Credit Agreement) PLUS other fees, charges and other amounts due and payable under the Existing Credit Agreement and/or the Waiver Agreement which are not paid in accordance with the applicable terms thereof on the Closing Date immediately before the satisfaction or waiver of conditions set forth in Section 6.2 is set forth on SCHEDULE 2.1(A) (collectively, the "EXISTING OBLIGATIONS").

          (b) This Agreement renews, restructures, and modifies, but does not satisfy, the "Obligations" heretofore outstanding under the Existing Credit Agreement, and to the extent such "Obligations" are being renewed, restructured, and modified as Term Loans under this Agreement, such "Obligations" shall constitute a part of (but not all of) the Obligations (as defined in this Agreement).

          (c) The "Loan Documents" listed on Schedule 2.1(c) were executed in connection with the Existing Credit Agreement and shall remain in full force and effect and constitute Loan Documents under this Agreement except as expressly superseded by any Loan Documents executed from and after the Closing Date. All references in such Loan Documents listed on Schedule 2.1(c) to the Existing Credit Agreement shall after the Closing Date, mean and be a reference to this Agreement, as amended, modified, supplemented, amended and restated and in effect from time to time.

          (d) The Existing Obligations and Existing Credit Agreement shall not be modified in accordance with the terms set forth herein unless all conditions precedent set forth herein have been satisfied, as determined in the sole discretion of the Agent, the Issuing Bank and the Lenders. After the satisfaction (or waiver by each of the Lenders and the Issuing Bank) of each of the conditions precedent to the effectiveness of this Agreement as set forth in
Article 6 (which satisfaction or waiver shall be evidenced by execution and delivery by the Agent, the Issuing Bank and the Lenders of their counterpart signatures to this Agreement), no amount shall be due and payable under the Existing Credit Agreement and the repayment of all Existing Obligations shall be governed by the terms of this Agreement; PROVIDED, that nothing in the foregoing shall affect the survival of any indemnities in favor of the Agent, the Issuing Bank or any of the Lenders under the Existing Credit Agreement and Loan Documents executed in connection therewith.

          (e) The execution of this Agreement shall not be deemed or construed as a commitment on the part of the Lenders, the Issuing Bank or the Agent to provide any future financing, loan extension, forbearance or any other type of financial accommodation to the Borrower not expressly set forth in this Agreement.

          (f) Any unused "Commitments" (as defined in the Existing Credit Agreement) or obligations of the Existing Lenders to provide any financing or financial accommodations under the Existing Credit Agreement is terminated and the Borrower shall have no further right to additional advances or extensions of credit under the Existing Credit Agreement.

          (g) Neither the Issuing Bank, the Agent nor any Lender has at any time directed or participated in any aspect of the management of the Credit Parties, or any of their respective Affiliates or the conduct of the businesses of the Credit Parties, or any of their respective Affiliates, and the Credit Parties, and any of their respective Affiliates, have made all of their respective business decisions independently of the Agent or any Lender. Notwithstanding any other provision of this Agreement, or any other contract or instrument between the Credit Parties, or any of their respective Affiliates, on the one hand, and the Issuing Bank, the Agent and the Lenders, or any of them, on the other hand:
(i) the relationship between the Issuing Bank, the Agent or any Lender, on the one hand, and each of the Credit Parties, or any of their respective Affiliates, on the other hand, shall be limited to the relationship of a lender to a borrower in a commercial loan transaction; (ii) neither the Issuing Bank, the Agent nor any Lender is or shall be construed as a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of the Credit Parties, or any of their respective Affiliates (or any other Person), and neither the Issuing Bank, the Agent nor any Lender intends to assume any such status at any time; and (iii) neither the Issuing Bank, the Agent nor any Lender shall be deemed responsible for (or a participant in) any acts, omissions or decisions of the Credit Parties, or any of their respective Affiliates, or any other Lender or, in the case of Lenders or Issuing Bank, the Agent.

          (h) The Credit Parties have no claims, demands, damages, suits, cross complaints, counterclaims, conditions, causes of action, debts, offsets, disgorgements or assertions of any kind or nature whatsoever, whether known or unknown, and whenever or however arising that can be asserted to reduce or eliminate all or any part of their respective liability to repay Existing Obligations, or to seek any affirmative relief or damages of any kind or nature from the Agent, the Issuing Bank or the Lenders, or any of them, that arises out of or relates to any Prior Event (the "CLAIMS"), and to the extent any such Claims exist that arise out of or relate to any Prior Event, they are fully and forever released as provided for in Section 2.3 below. As used herein the term "PRIOR EVENT" means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Agreement or occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Agreement, the other Loan Documents, the transactions referred to herein and/or therein, or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied. To the extent any such Claims exist, they are fully, forever and irrevocably released as provided in Section 2.3.

     Section 2.2 ACKNOWLEDGMENT OF EVENTS OF DEFAULT BY THE BORROWER AND WAIVER THEREOF BY THE LENDERS.

          (a) The Borrower and the other Credit Parties acknowledge, stipulate and agree that the Defaults and Events of Default under the Existing Credit Agreement as set forth on SCHEDULE 2.2 have occurred and are continuing (collectively, the "ACKNOWLEDGED DEFAULTS").

          (b) The Acknowledged Defaults constitute "Defaults" and "Events of Default" under the Existing Credit Agreement that have occurred and are continuing as of the date of this Agreement and because such Acknowledged Defaults are continuing, neither the Agent nor any Existing Lender has any obligation to make any further "Loans" or extend any other financial accommodations under the Existing Credit Agreement.

          (c) As of the date of this Agreement, nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or otherwise to limit in any respect, any rights and remedies of the Issuing Bank, the Agent, the Existing Lenders, or any of them, arising as the result of the Acknowledged Defaults under the Existing Credit Agreement, the other Loan Documents or Applicable Law.

          (d) The Borrower and the other Credit Parties have requested that the Agent and Existing Lenders waive the exercise of their respective rights and remedies under the Existing Credit Agreement and the other Loan Documents in respect of the Acknowledged Defaults. Effective as of the Closing Date, each of the Existing Lenders and the Agent shall have irrevocably waived the Acknowledged Defaults, and shall have irrevocably waived the exercise of any rights or remedies arising solely by the occurrence of the Acknowledged Defaults.

          (e) Nothing contained in this Agreement (or otherwise) shall constitute or be construed to be a waiver or obligation to forbear in respect of any Default or Event of Default that is not an Acknowledged Default or which may hereafter occur, whether of identical nature to the Acknowledged Defaults (including, without limitation, any Event of Default in respect of the financial covenants set forth in Article 10 for any period after the Closing Date) or otherwise.

     Section 2.3 RELEASE OF CLAIMS.

          (a) Each of the Credit Parties on behalf of itself, and any Person claiming by, through, or under any of the Credit Parties, (each a "RELEASING PARTY" and collectively the "RELEASING PARTIES") hereby releases, remises, waives and forever discharges the Agent, the Issuing Bank, the Lenders, and all of the Agent's, the Issuing Bank's or the Lenders' subsidiaries, Affiliates, directors, officers, members, partners, employees, agents, attorneys, financial advisors, representatives, successors and assigns, from any and all Claims that arise out of, or relate to any Prior Event. This Section 2.3 shall survive the termination of this Agreement or any other Loan Document.

          (b) Each Releasing Party has been advised by counsel with respect to the release contained in SECTION 2.3(a). Each Releasing Party hereby affirms its intent to waive all known and unknown Claims and to waive any statutory protection available in any applicable jurisdiction with respect thereto.

                                    ARTICLE 3
                                CREDIT FACILITIES

     Section 3.1 LOANS.

          (a) TERM LOANS. Subject to the terms and conditions of this Agreement, each Term Loan Lender severally agrees to convert its Commitment Percentage of the Existing Obligations (other than Existing Obligations that are repaid on the Closing Date) into a Term Loan on the Closing Date to Borrower in an aggregate principal amount of the Term Loan Commitment of such Lender (the "TERM LOAN"). The Term Loan made by each Term Loan Lender shall be evidenced by promissory notes, dated as of the Closing Date, substantially in the form of EXHIBIT A-1, and shall renew and replace, but not satisfy, the Existing Obligations (each a "TERM NOTE" and, collectively, the "TERM NOTES"), and Borrower shall execute and deliver such Term Notes to the Agent. The Term Notes shall represent the obligation of Borrower to pay the amount of the Term Loans of the Borrower, together with interest thereon as prescribed in Section 5.1. The Borrower shall not request, and shall not be entitled to receive, any new or additional Term Loans notwithstanding any payments, prepayments, or reductions made by the Credit Parties on account of the Term Loans from time to time.

          (b) NEW FACILITY LOANS.

               (i) If and to the extent elected by the Borrower at its sole option pursuant to this Section 3.1(b), and subject to the terms and conditions of this Agreement, each New Facility Lender severally agrees to make new loans to the Borrower, the proceeds of which loans shall be used solely for the purpose of providing cash collateral to enable the Borrower to obtain New Letters of Credit in accordance with the permitted use of proceeds provision set forth in Section 3.7 (each, a "NEW FACILITY LOAN" and collectively, the "NEW FACILITY Loans") from time to time from the Closing Date through but not including the Termination Date; PROVIDED, that (a) the aggregate amount of all New Facility Loans made by the New Facility Lenders (after giving effect to the amount requested but prior to determining the Original Principal Amount ) shall not exceed $10,000,000 (the "NEW FACILITY COMMITMENT") and PROVIDED, FURTHER, that each New Facility Lender shall not be obligated to make New Facility Loans (after giving effect to the amount requested but prior to determining the Original Principal Amount ) in excess of its respective Commitment Percentage of the New Facility Commitment. The New Facility Commitment shall be comprised of two separate tranches: (A) one tranche which shall not exceed an aggregate of $3,438,991.29 to be funded, at the Borrower's election, on the Closing Date in accordance with this Section 3.1(b) and Section 3.2(c) (the "TRANCHE A NEW FACILITY COMMITMENT") and (B) one tranche which shall not exceed $6,561,008.71 to be funded from time to time, if the Tranche A New Facility Commitment is funded in whole or in part, at the Borrower's election in accordance with
Section 3.2(a) and Section 3.2(b) (the "TRANCHE B NEW FACILITY COMMITMENT"). The Borrower agrees to notify the Agent and the Tranche A New Facility Lender at least two (2) Business Days prior to the scheduled Closing Date of its election whether or not to utilize all or any portion of the Tranche A New Facility Commitment and of the aggregate amount of the Tranche B New Facility Commitment, if any, that the Borrower desires the New Facility Lenders to make available from time to time on and after the Closing Date until the Termination Date. Any portion of the New Facility Commitment that the Borrower does not elect be made available by the New Facility Lenders shall be permanently cancelled on a pro rata basis among the aggregate Tranche A New Facility Commitment and Tranche B New Facility Commitment and be deemed terminated effective as of the Closing Date. If the Borrower fails to provide notice of its election under this Section 3.1(b)(i), the Borrower shall be deemed to have elected that the entire New Facility Commitment be deemed permanently cancelled and reduced to zero as of the Closing Date.

               (ii) If the Borrower elects to have the New Facility Lenders make available any part of the New Facility Commitment pursuant to Section 3.1(b)(i) above, the Borrower shall execute and deliver to the Agent separate and distinct promissory notes substantially in the form of EXHIBIT A-2 (each a "NEW FACILITY NOTE" and, collectively the "NEW FACILITY NOTES") to each New Facility Lender to evidence the Borrower's obligation to pay the Original Principal Amount of such New Facility Lender's New Facility Loans made to the Borrower, each of which shall be dated the Closing Date in the principal amount determined in accordance with Section 3.1(b)(iii). Each New Facility Note shall represent the obligation of the Borrower to pay the Original Principal Amount with respect to each New Facility Loan made by each New Facility Lender to the Borrower as prescribed in
Section  3.1(b)(iii),  together with  interest  thereon as prescribed in Section
5.1. The principal amount of any New Facility Loan that is prepaid or repaid by the Borrower may not be reborrowed.

               (iii) The principal amount of the respective New Facility Note to be delivered to each New Facility Lender on the Closing Date shall be determined by dividing the portion elected by the Borrower of each New Facility Lender's Commitment by 0.725. The principal amount of each New Facility Loan made by a New Facility Lender shall be determined by dividing the amount advanced to the

Borrower as a New Facility Loan by such New Facility Lender by 0.725 (the "ORIGINAL PRINCIPAL AMOUNT"); PROVIDED, HOWEVER, the Original Principal Amount for each such New Facility Loan shall be reduced to the applicable "Discounted Principal Amount" set forth below in the event that the Borrower repays such New Facility Loan as follows:


New Facility Loan Repaid within:                     Discounted Principal Amount
--------------------------------                     ---------------------------

The  period   commencing  on  the  date  that  the               N/A
Borrower  receives  the proceeds of a New Facility
Loan and ending on (but including) the date which is 6 months from the date of the New Facility Loan

The period  commencing on (but excluding) the date               N/A
which is 6 months from the date that the Borrower receives the proceeds of a New Facility Loan and ending on (but including) the date which is 12 months from the date of the New Facility Loan

The period  commencing on (but excluding) the date               N/A
which is 12 months from the date the Borrower receives the proceeds of a New Facility Loan and ending on (but including) the date which is 18 months from the date of the New Facility Loan

The period  after the date which is 18 months from               N/A
the date the Borrower receives the proceeds of a New Facility Loan

     Section 3.2 PROCEDURE FOR ADVANCE OF NEW FACILITY LOANS.

          (a) REQUESTS FOR BORROWING. The Borrower shall give the Agent irrevocable prior written notice (or telephonic notice confirmed by written notice) in the form attached hereto as EXHIBIT B (a "NOTICE OF BORROWING") not later than 11:00 a.m. (New York time) at least three Business Days before each New Facility Loan (except in the case of the New Facility Loans, if any, to be made by the Tranche A New Facility Lender pursuant to Section 3.2(c) below), of a proposed borrowing specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing which shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof, and (C) the duration of the Interest Period applicable thereto. Each Notice of Borrowing delivered by the Borrower under this Section 3.2(a) in respect of New Facility Loans under the Tranche B New Facility Commitment shall be accompanied by a signed counterpart of a joint letter of instruction to the Depositary to request the Depositary to transfer proceeds from the Escrow Account in an amount equal to (x) the amount of New Facility Loans requested in by Notice of Borrowing to be made under the Tranche B New Facility Commitment multiplied by (y) the ratio of the Tranche A New Facility Commitment divided by the Tranche B New Facility Commitments. Notices received after 11:00 a.m. (New

York time) shall be deemed received on the next Business Day. The Agent shall promptly notify the New Facility Lenders of each Notice of Borrowing.

          (b) DISBURSEMENT OF LOANS. Not later than 2:00 p.m. (New York time) on the proposed borrowing date, each Tranche B New Facility Lender will make available to the Agent, for the account of the Borrower, at the office of the Agent in funds immediately available to the Agent, such Tranche B New Facility Lender's Commitment Percentage of the Tranche B New Facility Loans to be made on such borrowing date. Promptly after the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article 6, the Agent will (and each New Facility Lender hereby irrevocably authorizes the Agent to) make such funds available to the Borrower by crediting such proceeds to a deposit account of the Borrower maintained with the Agent or by wire transfer to such account as may be agreed upon by the Borrower and the Agent from time to time. Subject to Section 5.4 hereof, the Agent shall not be obligated to disburse the proceeds of any Tranche B New Facility Loan requested pursuant to this Section
3.2 until each Tranche B New Facility Lender shall have made available to the Agent its respective Commitment Percentage of such Tranche B New Facility Loan.

          (c) If the Borrower elects to have all or a portion of the New Facility Commitment made available to it by the New Facility Lenders pursuant to
Section 3.1(b)(i), the Borrower shall issue a Notice of Borrowing to the Agent at least two Business Days prior to the scheduled Closing Date requesting a borrowing on the Closing Date of New Facility Loans from the Tranche A New Facility Lender in an amount equal to the Tranche A New Facility Lender's Tranche A New Facility Commitment elected by the Borrower to be made available by the Tranche A New Facility Lenders pursuant to Section 3.1(b)(i). Subject to satisfaction or waiver of the applicable conditions set forth in Article 6, the Tranche A New Facility Lender will make available to the Agent, for the account of the Borrower, at the office of the Agent, such portion of the Tranche A New Facility Commitment requested by the Borrower and such total amount shall be deemed to be a New Facility Loan made as of the Closing Date by the Tranche A New Facility Lender. Subject to Section 3.3(b)(iv), the proceeds of all Tranche A New Facility Loans made by the Tranche A New Facility Lender on the Closing Date to the extent not pledged as cash collateral to the issuer of a New Letter of Credit obtained by the Borrower on the Closing Date shall be held in a segregated escrow account maintained by the Borrower at the Depositary (the "ESCROW ACCOUNT"). Proceeds held in the Escrow Account shall be subject to release on a PRO RATA basis (in proportion to the ratio of the Tranche A New Facility Commitment to the Tranche B New Facility Commitment) with the proceeds of New Facility Loans made by the Tranche B New Facility Lenders to be pledged as cash collateral to issuers of New Letters of Credit obtained by the Borrower from time to time in accordance with Section 6.5(b) only upon a written instruction of both the Agent and the Borrower to the Depositary provided on the same date that the Borrower issues a Notice of Borrowing to the Agent for New Facility Loans from the Tranche B New Facility Lenders pursuant to Section 3.2(a).

     Section 3.3 REPAYMENT OF LOANS.

          (a) REPAYMENT ON TERMINATION DATE. The Borrower shall repay the outstanding principal amount of all Loans in full, together with all accrued but unpaid interest thereon, on the Termination Date.

          (b) MANDATORY REPAYMENT.

               (i) If at any time the outstanding principal amount of all Extensions of Credit exceeds the Aggregate Commitment, the Borrower shall repay the Extensions of Credit immediately by making FIRST, a payment of principal of the New Facility Loans to the Agent for the account of the New Facility Lenders on a pro rata, PARI PASSU basis with all New Facility Lenders based on each New Facility Lender's Commitment Percentage of the used New Facility Commitment (and not based on the outstanding amount of New Facility Loans) until all New Facility Loans made under the Tranche B New Facility Commitments and the proportionate amount of New Facility Loans made under the Tranche A New Facility Commitments have been paid in full, SECOND, a payment of principal of the New Facility Loans to the Agent for the account of the Tranche A New Facility
Lenders, pro rata in accordance with such Tranche A New Facility Lender's Tranche A New Facility Commitment Percentage, THIRD, a payment of principal of the Term Loans to the Agent for the account of the Term Loan Lenders, and FOURTH, a payment of the outstanding Reimbursement Obligations to the Agent for the account of the L/C Participants, in an aggregate amount equal to such excess, in case of Term Loans and Reimbursement Obligations on a PARI PASSU basis in accordance with each Lender's or L/C Participant's respective Commitment Percentages. Each such repayment shall be accompanied by accrued interest on the amount repaid and any amount required to be paid pursuant to
Section 5.6 hereof.

               (ii) The Aggregate Commitment shall be reduced and the Loans repaid by an amount equal to one hundred percent (100%) of the gross cash proceeds, net of all reasonable cost of sale and taxes paid or payable as a result thereof by the Borrower and its Subsidiaries and net of such other liabilities, costs and expenses as are reasonably acceptable to the Agent and the Lenders, from the sale or other disposition of any assets or equity ownership interests by the Borrower or any of its Subsidiaries in accordance with this Agreement; PROVIDED, that the Borrower shall not be obligated to repay the Loans pursuant to this Section 3.3(b) unless and to the extent such net proceeds are greater than $250,000 in the aggregate per fiscal quarter. Repayment of any of the Loans in connection with the reduction of the Aggregate Commitment pursuant to this clause (ii) shall be applied to the repayment of the Extensions of Credit in the manner and in the order set forth in subparagraph
(i) directly above.

               (iii) The New Facility Commitment shall be reduced and the New Facility Loans repaid by an amount equal to one hundred percent (100%) of the cash proceeds used to collateralize any New Letter of Credit that is terminated or cancelled without being drawn upon by the beneficiary thereof. Any reduction of the New Facility Commitment shall be applied pro rata to the Tranche A New Facility Commitment and the Tranche B New Facility Commitment ratably in proportion to the amounts thereof. Repayment of any of the New Facility Loans in connection with the reduction of the Aggregate Commitment pursuant to this clause (iii) shall be applied first to the repayment of the New Facility Loans the proceeds of which were used to cash collateralize such terminated or cancelled New Letter of Credit on a PRO RATA basis in accordance with each New Facility Lender's respective Commitment Percentage of the New Facility Commitment (and not based on the outstanding amount of New Facility Loans) until all New Facility Loans made under the Tranche B New Facility Commitments and the proportionate amount of New Facility Loans made under the Tranche A New Facility Commitments have been paid in full, SECOND, to the repayment of the remaining

New Facility Loans made under the Tranche A New Facility Commitments, pro rata in accordance with such Tranche A New Facility Lender's Tranche A New Facility Commitment Percentage. Any amounts remaining after payment in full of the New Facility Loans the proceeds of which were used to cash collateralize such terminated or cancelled New Letter of Credit shall be applied to repay the other outstanding New Facility Loans on a PRO RATA basis in accordance with each New Facility Lender's respective Commitment Percentage of the New Facility Commitment.

               (iv) Upon the occurrence of an Event of Default, the proceeds of any New Facility Loans funded by the Tranche A New Facility Lender on the Closing Date pursuant to Section 3.2(c) which have not been released as cash collateral to the issuer of a New Letter of Credit and on deposit in the Escrow Account shall be applied to repay the outstanding New Facility Loans made by such New Facility Lender in an amount equal to one hundred percent (100%) of the cash proceeds remaining in the segregated account maintained at the Depositary; PROVIDED, if other Tranche B New Facility Lenders have made New Facility Loans, to the Borrower, then the prepayment shall be applied pro rata to each New Facility Lender in accordance with its respective Commitment Percentage of the aggregate New Facility Commitment. Upon receipt of a written notice from any of the Lenders of the occurrence of an Event of Default, the Agent shall promptly deliver a written instruction to the Depositary to instruct the Depositary to release all of the proceeds in the Escrow Account to the Agent, for the account of the New Facility Lenders, to be applied to the outstanding New Facility Loans in accordance with this Section 3.3(b)(iv).

               (v) Upon the release of any cash collateral held by Reliance Insurance Company from the proceeds of the $2,590,000 drawdown made by Reliance Insurance Company under Standby Letter of Credit Number S057242 issued by the Issuing Bank under the Existing Letter of Credit to the Borrower, the proceeds of such cash collateral shall be first applied to repay the Term Loans, second to repay any outstanding Reimbursement Obligations, and last to pay any New Facility Loans (if any).

          (c) OPTIONAL REPAYMENTS. The Borrower may at any time and from time to time repay the Loans, in whole or in part, upon irrevocable notice to the Agent no later than 11:00 a.m., at least three (3) Business Days' prior to such repayment, in the form attached hereto as EXHIBIT C (a "NOTICE OF PREPAYMENT") specifying the date and amount of repayment. Upon receipt of such notice, the Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.6 hereof.

          (d) LIMITATION ON REPAYMENT OF LOANS. The Borrower may not repay any Loan on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 5.6 hereof.

          (e) NO REBORROWINGS. No payments made by the Borrower or any other Credit Party pursuant to Section 3.3 may be reborrowed by the Borrower, and the Aggregate Commitment shall be permanently reduced by the corresponding amount of each such payment.

     Section 3.4 NOTES. Each Lender's Loans and the obligation of the Borrower to repay such Loans shall be evidenced by Notes executed by the Borrower payable to the order of such Lender representing the Borrower's obligation to pay such Lender's Commitment or, if less, the aggregate unpaid principal amount of all Loans made by such Lender to the Borrower hereunder, plus interest on such principal amounts and all other fees, charges and other amounts due thereon. Each Term Note and each New Facility Note shall be dated the date hereof and each Note shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 5.1.

     Section 3.5 PERMANENT REDUCTION OF AGGREGATE COMMITMENT AND THE NEW FACILITY LOANS.

          (a) VOLUNTARY REDUCTION. The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice to the Agent, to permanently reduce, in whole at any time or in part from time to time, without premium or penalty, the Aggregate Commitment in an aggregate principal amount not less than $1,000,000 or any integral multiple of $500,000 in excess thereof.

          (b) PAYMENTS.  Each  permanent  reduction  permitted  pursuant to this
Section 3.5 shall be accompanied by a payment of principal of the Loans sufficient to reduce the Extensions of Credit to the Aggregate Commitment, as so reduced, and by payment of accrued interest on the amount of such repaid principal. Any reduction of the Aggregate Commitment to zero shall be accompanied by payment of all outstanding Obligations and termination of the Aggregate Commitment and Credit Facility. Amounts on deposit in the cash collateral account shall be applied in accordance with Section 12.2(b). If the reduction of the Aggregate Commitment requires the repayment of any Loan, such reduction may be made only on the last day of the then current Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 5.6 hereof.

     Section 3.6 TERMINATION OF CREDIT FACILITY. The Credit Facility shall terminate on the earliest of (a) December 31, 2004, (b) the date of permanent reduction of the Aggregate Commitment in whole pursuant to Section 3.5, or (c) the date of termination by the Agent on behalf of the Lenders pursuant to
Section 12.2(a). The termination of the Credit Facility shall not affect the survival of any of provision of this Agreement, the Existing Credit Agreement or the other Loan Documents which by its terms is intended to survive such termination.

     Section 3.7 USE OF PROCEEDS. The Term Loans constitute a renewal and restructure of the Existing Obligations as set forth on Schedule 2.1(a). The Borrower shall use the proceeds of the New Facility Loans for the sole purpose of providing cash collateral to issuers of New Letters of Credit to be obtained by the Borrower in the ordinary course of business of the Credit Parties to support contractual obligations as evidenced by Borrower in accordance with
Section 6.5(b).

                                    ARTICLE 4
                                LETTERS OF CREDIT

     Section 4.1 LENDERS' OBLIGATIONS IN RESPECT OF LETTERS OF CREDIT.

          (a) LETTERS OF CREDIT. Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the L/C Participants set forth in
Section 4.3(a), agrees to (i) extend the expiry date for the CNA Letter of Credit to December 31, 2003, (ii) issue the MedStar Letter of Credit for the account of the Borrower on a Business Day during the period from the Closing Date through but not including December 31, 2002, and (iii) issue the Reliance Letter of Credit for the account of the Borrower on a Business Day during the period from the Closing Date through but not including June 30, 2003, in each case, in the form reasonably approved by the Issuing Bank; PROVIDED, that the Issuing Bank shall have no obligation to issue such Letters of Credit if, after giving effect to such issuance, (A) the face amount of the Letters of Credit plus the principal amount of any unreimbursed drawings thereunder would exceed $6,090,000.00 or (B) the total Extensions of Credit then outstanding would exceed the Aggregate Commitment.

          (b) PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT. The Borrower shall submit an Application with respect to the extension of the CNA Letter of Credit and/or the issuance of each of the MedStar Letter of Credit and the Reliance Letter of Credit, as applicable, to the Issuing Bank at least two (2) Business Days prior to the date of extension or issuance at its address for notices specified herein in form and substance satisfactory to the Issuing Bank, together with such other certificates, documents and other papers and information as the Issuing Bank may request. Upon receipt of the Application, the Issuing Bank shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall issue an amendment, extension or replacement of the CNA Letter of Credit and/or issue the MedStar Letter of Credit or Reliance Letter of Credit requested thereby. The Issuing Bank shall furnish to the Borrower and each L/C Participant a copy of such Letter of Credit and the amount of each Lender's L/C Participation therein, all promptly following the issuance of such Letter of Credit. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article 4, the provisions of this Article 4 shall apply; PROVIDED, HOWEVER, that, in the event there is no such conflict, the terms of the Application shall remain in full force and effect. The parties agree that notwithstanding any other term of this Agreement, each of the Letters of Credit shall contain provisions allowing for the automatic extension of its expiration date, absent notice from the Issuing Bank, and the Issuing Bank shall, so long as it has not received written notice of the occurrence of a Default or Event of Default that is outstanding, allow such extension unless, not later than fifteen (15) Business Days prior to the last day upon which notice of termination may be given under such Letter of Credit, the Required Lenders provide written instruction to the Issuing Bank to send such a notice; PROVIDED, that in no event shall the Issuing Bank be required to extend the expiration of any Letter of Credit beyond the Termination Date.

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
     Section 4.2 L/C PARTICIPATIONS.

          (a) The Issuing Bank hereby grants to each L/C Participant, and, to induce the Issuing Bank to issue the Letters of Credit hereunder, each L/C Participant hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit and the amount of each draft paid by the Issuing Bank thereunder. For the benefit of Borrower and the Issuing Bank, each L/C Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit, such L/C Participant shall pay to the Issuing Bank when due at the Issuing Bank's address for notices specified herein an amount equal to such L/C Participant's Commitment Percentage of the amount of the Reimbursement Obligations that arise with respect to each such draft.

          (b) As soon as practicable after the presentation of any draft under any Letter of Credit, the Issuing Bank shall notify each L/C Participant of the amount and the due date of its Commitment Percentage of the Reimbursement Obligations arising with respect to such draft, and such L/C Participant shall pay to the Issuing Bank the amount so specified on the later to occur of (i) the date such notice is received or (ii) the date the Issuing Bank makes payment on account of such draft. With respect to payment to the Issuing Bank described in this Section 4.2(b), notice received (A) prior to 2:00 p.m. (New York time) on any Business Day shall be deemed to have been received that Business Day, and
(B) after 2:00 p.m. (New York time) on any Business Day shall be deemed to have been received on the following Business Day. Each L/C Participant acknowledges and agrees that, notwithstanding any notices the Issuing Bank may send to the Borrower in the ordinary course on account of a draw made under any Letter of Credit, this Agreement anticipates and allows the Issuing Bank to immediately seek payment from each L/C Participant for its respective Commitment Percentage of all Reimbursement Obligations arising on account of each such draw, prior to notice to or payment by the Borrower of such Reimbursement Obligations.

          (c) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its Commitment Percentage of such payment in accordance with this Section 4.2, the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise), or any payment of interest on account thereof, the Issuing Bank will distribute to such L/C Participant its PRO RATA share thereof; PROVIDED, that in the event that any such payment received by the Issuing Bank shall be required to be returned by the Issuing Bank, such L/C Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

     Section 4.3 REIMBURSEMENT OBLIGATION OF THE BORROWER. SUBJECT TO ITS OBLIGATION TO MAKE EARLIER PAYMENT PURSUANT TO THE PENULTIMATE SENTENCE OF THis
Section 4.3, the Borrower agrees to reimburse the Issuing Bank, no later than the Termination Date, for the full amount of a draft paid under any of the Letters of Credit and for any taxes, reasonable out-of-pocket fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment, together with a drawing fee equal to the greater of (a) 0.25% of the amount of each draft so paid or (b) Three Hundred Dollars ($300.00) (collectively, the "Reimbursement Obligations"). Each such payment shall be made to the Issuing Bank at its address for notices specified herein in Dollars and in immediately available funds. Interest shall be payable on any and all Reimbursement Obligations remaining unpaid by the Borrower from the date such amounts are paid to the beneficiary of the Letters of Credit until payment in full to the Issuing Bank at the same interest rate applicable to the Term Loans. The Issuing Bank shall notify the Borrower by facsimile promptly of the presentment for payment of any draft in respect of any Letter of Credit made by any beneficiary thereof, together with notice of the date such payment shall be made; provided, that the failure of the Issuing Bank to provide such notice shall not limit or affect in any manner any of the Borrower's or any of the L/C Participants' obligations set forth herein. In the event any L/C Participant fails to timely honor its obligation under Section 4.2 to purchase its Commitment Percentage of any Reimbursement Obligation, then, no later than the third Business Day after such failure and upon written notice provided by the Issuing Bank to the Borrower of such failure, Borrower shall pay to the Issuing Bank such amount, together with interest thereon at the rate provided in this
Section 4.3. Nothing in the foregoing shall limit or affect any rights that the Borrower or the Issuing Bank may have against the defaulting L/C Participants.

     Section 4.4 OBLIGATIONS ABSOLUTE. Except as described below, the Borrower's obligations under this Article 4 (including without limitation the Reimbursement Obligations) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against any L/C Participant, the Issuing Bank, the Agent or any beneficiary of any of the Letters of Credit. The Borrower also agrees with the Issuing Bank that the Issuing Bank shall not be responsible for, and the Reimbursement Obligations of the Borrower under Section 4.3 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged (absent the gross negligence or willful misconduct of the Issuing Bank), or any dispute between or among the Borrower and any beneficiary of any of the Letters of Credit or any other party to which any of such Letters of Credit may be transferred or any claims whatsoever of a Borrower against any beneficiary of such Letters of Credit or any such transferee. The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of the message or advice, however transmitted, in connection with any of the Letters of Credit, except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the Issuing Bank under or in connection with any of the Letters of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and, to the extent not inconsistent therewith, the Uniform Commercial Code as in effect in North Carolina, shall be binding on the Borrower and shall not result in any liability of the Issuing Bank to the Borrower. The responsibility of the Issuing Bank to the Borrower in connection with any draft presented for payment under any of the Letters of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

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
     Section 4.5 FEES AND OTHER CHARGES.

          (a) The Borrower shall pay to the Agent, for the account of the L/C Participants, a letter of credit fee with respect to (i) the CNA Letter of Credit and the MedStar Letter of Credit in an amount equal to the product of (A) the fraction that is determined by dividing (1) the number of days that the Letter of Credit is to be outstanding by (2) 360, TIMES (B) 1.75% TIMES (C) the face amount of such Letter of Credit and (ii) the Reliance Letter of Credit in an amount equal to the product of (A) the fraction that is determined by dividing (1) the number of days that the Letter of Credit is to be outstanding by (2) 360, TIMES (B) the Applicable Margin with respect to LIBOR Rate Loans TIMES (C) the face amount of such Letter of Credit. Such fees shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date. The Agent shall, promptly following its receipt thereof, distribute to the L/C Participants all fees received by the Agent pursuant to this paragraph (a) in accordance with their respective Commitment Percentages.

          (b) The Borrower shall pay to the Issuing Bank for its own account a letter of credit fee with respect to each Letter of Credit in an amount equal to the product of (i) the fraction that is determined by dividing (A) the number of days that such Letter of Credit is to be outstanding by (B) 360, (ii) 0.125% and
(iii) the face amount of such Letter of Credit. Such fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

                                    ARTICLE 5
                             GENERAL LOAN PROVISIONS

     Section 5.1 INTEREST.

          (a) INTEREST RATE. The principal balance of any Loan and the Reimbursement Obligations shall bear interest at LIBOR PLUS the Applicable Margin; PROVIDED that if at any time any of the Loans (and outstanding Reimbursement Obligations that bear interest at the same rate of LIBOR Rate
Loans)  must be  converted  to a Base Rate Loan  pursuant  to Section  5.5(a) or
Section 5.5(b), such converted Loan (and outstanding Reimbursement Obligations that bear interest at the same rate of LIBOR Rate Loans) shall bear interest at the Base Rate plus the Applicable Margin.

          (b) INTEREST PERIOD. In connection with each Loan and the Reimbursement Obligations, the Borrower shall be deemed to have selected an interest period of one month (each an "INTEREST PERIOD") to be applicable to such Loan and the Reimbursement Obligations at all times until the Termination Date; PROVIDED that:

               (i) each Interest Period shall commence on (x) the Closing Date with respect to any Term Loan, (y) the date of advance with respect to any New Facility Loan, (z) the applicable Reimbursement Date with respect to the Reimbursement Obligations and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

               (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, that if any Interest Period would otherwise expire on a

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
day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (iv) no Interest Period shall extend beyond the Termination Date and no Interest Period shall be selected which would result in the repayment of any Loan prior to the end of an Interest Period.

          (c) DEFAULT RATE. Upon the occurrence and during the continuance of an Event of Default, the outstanding principal amount of all Loans and Reimbursement Obligations and, to the extent permitted by law, any interest payments thereon not paid when due and other amounts then due and payable hereunder, shall bear interest at a rate per annum two percent (2%) in excess of the rate then applicable to such Loans and such Reimbursement Obligations. Interest shall continue to accrue on the Notes and the Reimbursement Obligations after the filing by or against a Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

          (d) INTEREST PAYMENT AND COMPUTATION. Interest on each Loan and the Reimbursement Obligations shall be payable on the last day of each Interest Period applicable thereto. All accrued and unpaid interest shall be paid in full on the Termination Date, together with any amounts payable pursuant to Section
5.6. All other interest rates, fees and commissions provided hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed.

          (e) AGREED INTEREST RATE. The Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as provided herein, plus any additional rate of interest resulting from the Additional Sums. For the purposes of this provision, the "ADDITIONAL SUMS" shall consist of all fees, charges, goods, things in action or other sums or things of value (other than the interest resulting from the interest provided herein) paid or payable by the Borrower, whether pursuant to this Agreement, the Notes or any other Loan Document, that may be deemed to be interest for the purpose of any Applicable Law that may limit the maximum amount of interest to be charged with respect to the Extensions of Credit. The Additional Sums shall be deemed to be additional interest only for the purposes of any such Applicable Law.

          (f) MAXIMUM RATE. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have contracted for, charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Agent's option promptly refund to the Borrower any interest received by Lenders in excess of the maximum

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
lawful rate or shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Agent nor any Lender charge, receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of the maximum non-usurious rate that may be paid by the Borrower under Applicable Law.

     Section 5.2 COMMITMENTS AND AGENCY FEES.

          (a) In order to compensate the Agent for its obligations hereunder, the Borrower agrees to pay to the Agent for its own account the fees set forth in a separate letter agreement between the Agent and the Borrower dated February 3, 1998 and commencing on March 16, 2003, the Borrower shall pay the Agent an annual agency fee of $100,000, payable annually in advance commencing on March 16, 2003 and each anniversary thereof until the Termination Date. The agency fee shall be deemed fully earned when paid.

          (b) Commencing on the Closing Date, the Borrower shall pay to the Agent, for the account of the New Facility Lenders that have not fully funded their respective Commitment Percentage of New Facility Loans on the Closing Date, a non-refundable commitment fee on the average daily unused portion of the New Facility Commitment, at a rate per annum of two percent (2%). The commitment fee shall be payable monthly in arrears on the last Business Day of each month during the term of this Agreement. Such commitment fee shall be distributed by the Agent to such New Facility Lenders PRO RATA in accordance with the New Facility Lenders' respective New Facility Commitment Percentages.

     Section 5.3 MANNER OF PAYMENT. Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee or other amounts (including without limitation the Reimbursement Obligations and interest accrued thereon) payable to the Lenders, the Issuing Bank or the Agent under this Agreement or any Note shall be made not later than 2:00 p.m. (New York time) on the date specified for payment under this Agreement to the Agent for the account of the Lenders, proportionately in accordance with their Commitment Percentage (except in the case of (a) payments made with respect to the commitment fees pursuant to Section 5.2(b), (b) payments of interest made with respect to New Facility Loans, which shall be made pro rata in accordance with each New Facility Lender's outstanding New Facility Loans, (c) mandatory prepayments of principal of New Facility Loans, which shall be made in accordance with Section 3.3(b), and (d) payments made by the Borrower to the Issuing Bank in respect of the Reimbursement Obligations pursuant to Section 4.3), at the Agent's Office, in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 5:00 p.m. (New York time) on such day shall be deemed a payment on such date for the purposes of Section 12.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 5:00 p.m. (New York time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Agent from the Borrower of each such payment, the Agent shall promptly credit each New Facility Lender's account with its pro rata share of such payment in accordance with such New Facility Lender's Commitment Percentage (except in the case of payments made with respect to New Facility Loans, which shall be made pro rata in accordance with each New Facility Lender's outstanding New Facility Loans and except in the case of payment made by the Borrower to the Issuing Bank in respect of the Reimbursement Obligations on the Reimbursement Date pursuant to
Section 4.3)) and shall wire advice of the amount of such credit to each New Facility Lender. Each payment to the Agent of Agent's fees or expenses or to the Issuing Bank of its fees and expenses and each L/C Participant of any fees owing thereto shall be made in like manner, but for the account of the Agent, Issuing Bank or L/C Participant, as the case may be. If any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment; provided, that if such extension would cause payment of interest on or principal of any Loan to be made in the next calendar month, such payment shall be made on the next preceding Business Day.

     Section 5.4 NATURE OF OBLIGATIONS OF LENDERS REGARDING EXTENSIONS OF CREDIT; ASSUMPTION BY THE AGENT. The obligations of the Lenders under this Agreement to make the Loans and the L/C Participants to participate in the Letters of Credit are several and are not joint or joint and several. Unless the Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Agent may assume that such Lender has made such portion available to the Agent on the proposed borrowing date in accordance with Section 3.2(b), and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such amount is made available to the Agent on a date after such borrowing date, such Lender shall pay to the Agent on demand an amount, until paid, equal to the product of (a) the amount of such Lender's Commitment Percentage of such borrowing, times (b) the daily average Federal Funds Rate during such period as determined by the Agent, times (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such Lender's Commitment Percentage of such borrowing shall have become immediately available to the Agent and the denominator of which is 360. If such Lender's Commitment Percentage of such borrowing is not made available to the Agent by such Lender within three (3)
Business Days of such borrowing date, the Agent shall be entitled to recover such amount made available by the Agent with interest thereon at the rate per annum applicable to such Loan, on demand, from the Borrower. The Agent shall use reasonable efforts to provide the Borrower with notice of such Lender's failure to make its Commitment Percentage available to the Agent prior to any such demand; provided, that the Agent shall incur no liability whatsoever to the Borrower in the event it fails to do so. The failure of any Lender to make its Commitment Percentage of any Loan available shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.

     Section 5.5 CHANGED CIRCUMSTANCES.

          (a) CIRCUMSTANCES AFFECTING LIBOR RATE AVAILABILITY. If, with respect to any Interest Period, the Agent or the Required Lenders (after consultation with the Agent) shall determine that, by reason of circumstances affecting the foreign exchange and interbank markets generally, the deposits in eurodollars in the applicable amounts are not being offered (through Telerate Page 3750 or otherwise) to the Agent or the Required Lenders for such Interest Period, then

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
the Agent shall forthwith give notice thereof to the Borrower. Thereafter, until the Agent notifies the Borrower that such circumstances no longer exist (which notification shall be given promptly, but in any event within ten (10) days after the Agent obtains actual knowledge that such circumstances no longer exist), the obligation of the Lenders to make Loans, shall be suspended, and the Borrower shall elect to either (i) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Loan, together with accrued interest thereon, on the last day of the then current Interest Period applicable to such Loan or (i) to convert the then outstanding principal amount of such affected Loans and the Reimbursement Obligations to a Base Rate Loan as of the last day of such Interest Period until such circumstances no longer exist, whereupon such affected Loans shall convert to LIBOR Rate Loans as of the first date on which such circumstances no longer exist.

          (b) LAWS AFFECTING LIBOR RATE AVAILABILITY. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending Offices) with any directive of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Loan, such Lender shall promptly give notice thereof to the Agent and the Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until the Agent notifies the Borrower that such circumstances no longer exist (which notification shall be given promptly, but in any event within ten (10) days after the Agent obtains actual knowledge that such circumstances no longer exist), the obligations of the Lenders to make Loans, shall be suspended, and the Borrower shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Loan, together with accrued interest thereon, on the last day of the then current Interest Period applicable to such Loan or convert the then outstanding principal amount of such Loans and Reimbursement Obligations to a Base Rate Loan as of the last day of such Interest Period.

          (c) INCREASED COSTS. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders or the Issuing Bank (or any of their respective Lending Offices) with any directive of such Governmental Authority, central bank or comparable agency:

               (i) shall subject any of the Lenders or the Issuing Bank (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Loan or Letter of Credit or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) or the Issuing Bank of the principal of or interest on any Loan or the amount of any Reimbursement Obligation in respect of any Letter of Credit (except for changes in the rate of tax on the overall net income of any of the Lenders (or any of their respective Lending Offices) or the Issuing Bank; or

               (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System other than any change in the Reserve Requirements) special deposit, insurance or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders or the Issuing Bank (or any of their respective Lending Offices) with respect to Loans or participation in the Letters of Credit or shall impose on any of the Lenders (or any of their respective Lending Offices) or the Issuing Bank or the foreign exchange and interbank markets any other condition affecting any Loan or participation in Letter of Credit or to the Issuing Bank in maintaining any Letter of Credit; and the result of any of the foregoing is to increase the costs to any of the Lenders of the Issuing Bank of maintaining any Loan or participating in any Letter of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders or the Issuing Bank under this Agreement, an Application or Letter of Credit or under the Notes in respect of a Loan, then such Lender or the Issuing Bank shall promptly notify the Agent, and the Agent shall promptly notify the Borrower of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Agent, the Borrower shall pay to such Lender or Issuing Bank such additional amount or amounts as will compensate such Lender, Lenders, or Issuing Bank for such increased cost or reduction. The Agent will promptly notify the Borrower of any event of which it has knowledge which will entitle such Lender of the Issuing Bank to compensation pursuant to this Section 5.5(c); PROVIDED, that the Agent shall incur no liability whatsoever to the Lenders, the Issuing Bank or the Borrower in the event it fails to do so. The Agent shall supply the Borrower with a certificate setting forth the basis for determining such additional amount or amounts necessary to compensate such Lender, Lenders or Issuing Bank.

          (d) In the event that any Lender shall determine at any time that by reason of Regulation D of the Board of Governors of the Federal Reserve System (or any successor regulation), such Lender is required to maintain Reserve Requirements during any period that it has any Loans outstanding, then such Lender shall promptly notify the Borrower by written notice (or telephonic notice promptly confirmed in writing) specifying the additional amounts reasonably determined by the Lender to be required to indemnify such Lender against the cost of maintaining such Reserve Requirements (such written notice to provide a computation of such additional amounts) and the Borrower shall directly pay to such Lender such specified amounts as additional interest hereunder.

          (e) If any Lender is funding its Loans or other Extensions of Credit hereunder through a credit agreement, line of credit or other loan arrangement (each a, "FUNDING SOURCE AGREEMENT") which contains provisions similar to those set forth in Sections 5.5(a), 5.5(b), 5.5(c), 5.5(d) or 5.7, and such Lender is required by the terms of such Funding Source Agreement to pay to one or more lenders under such Funding Source Agreement increased amounts similar to those payable under Sections 5.5(a), 5.5(b), 5.5(c), 5.5(d) or 5.7, then the Borrower shall promptly pay to such Lender, upon receipt of a written statement from such Lender, setting forth in reasonable detail the basis of the calculation of such compensation or reimbursement (which statement shall be conclusive and binding upon all parties hereto absent manifest error), such additional amount or amounts as may be necessary to compensate such Lender for the increased amounts payable under such Funding Source Agreement, as such increased amounts are reasonably apportioned by such Lender to the Loans made by such Lender. Such Lender may assume for purposes of apportioning such increased amounts that the

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Loans made  hereunder by such Lender were funded  entirely by  borrowings  under such Funding Source Agreement.

     Section 5.6 INDEMNITY. The Borrower hereby indemnifies each of the Lenders against any loss or expense actually incurred by such Lender in connection with such Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain the Loans (a) as a consequence of any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a Loan, (b) due to any failure of the Borrower to borrow on a date specified therefor in a Notice of Borrowing or (c) due to any payment or prepayment of any Loan on a date other than the last day of the Interest Period therefor. Each Lender's calculations of any such loss or expense shall be furnished to the Borrower.

     Section 5.7 CAPITAL REQUIREMENTS. If, after the date of this Agreement, either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has the effect of reducing the rate of return on the capital of, or has affected the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to its Commitment and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance, then within fifteen (15) days after written demand by any such Lender, the Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts shall be submitted to the Borrower and the Agent by such Lender.

     Section 5.8 TAXES.

          (a) PAYMENTS FREE AND CLEAR. Any and all payments by the Borrower hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, in the case of each Lender and the Agent, income and franchise taxes (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.8) such Lender or the Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) the Borrower shall make such deductions, (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with Applicable Law, and (D) the Borrower shall deliver to the Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 5.8(d).

          (b) STAMP AND OTHER TAXES. In addition, the Borrower shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes (other than income, franchise, excise and property taxes to which the Agent or any Lender would have been subject in the absence of this Agreement and the provision for security in

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connection with the execution of this Agreement), levies of the United States or
any  state  or  political   subdivision   thereof  or  any  applicable   foreign
jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the other Loan Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "OTHER TAXES").

          (c) INDEMNITY. The Borrower shall indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this
Section 5.8) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising or with respect thereto; PROVIDED, that this indemnification shall not apply to any Taxes, Other Taxes or related liability arising as the result of the gross negligence or willful misconduct of any Lender. Such indemnification shall be made within thirty (30) days from the date such Lender or the Agent (as the case may be) makes written demand therefor.

          (d) EVIDENCE OF PAYMENT. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Borrower shall furnish to the Agent, at its address referred to in Section 14.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment reasonably satisfactory to the Agent.

          (e) DELIVERY OF TAX FORMS. Each Lender organized under the laws of a jurisdiction other than the United States or any state thereof shall deliver to the Borrower, with a copy to the Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms 4224 or Forms 1001, as applicable (or successor forms) properly completed and certifying in each case that such Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes and (iii) any similar form required by state law. Each such Lender further agrees to deliver to the Borrower, with a copy to the Agent, a Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, certifying in the case of a Form
1001 or 4224 that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Borrower and the Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

          (f) SURVIVAL. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 5.8 shall survive the payment in full of the Obligations and the termination of the Commitments.

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
     Section 5.9 CHANGE IN LENDING OFFICE. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Sections 5.5, 5.6, 5.7, or 5.8 with respect to such Lender, it will use its best efforts to designate another lending office as its Lending Office for any Loans affected by such event with the intent of avoiding the consequence of the event giving rise to the operation of any such Section; provided, that such designation is made on such terms that such Lender and its Lending Office suffer no material economic, legal or regulatory disadvantage as a consequence thereof.

                                    ARTICLE 6
           CLOSING; CONDITIONS OF CLOSING, BORROWING AND ACQUISITIONS

     Section 6.1 CLOSING. The closing shall take place at the offices of Milbank, Tweed, Hadley & McCloy LLP at 10:00 a.m. on September 30, 2002 or on such other date and at such other place as the parties hereto shall mutually agree.

     Section 6.2 CONDITIONS TO CLOSING AND INITIAL EXTENSIONS OF CREDIT. The obligation of the Lenders and the Issuing Bank to close the Related Transactions and to provide the Credit Facility on the terms and conditions of this Agreement and the effectiveness of this Agreement are subject to the satisfaction (or waiver by each of the Lenders and the Issuing Bank) of each of the following conditions:

          (a) EXECUTED LOAN DOCUMENTS. The following Loan Documents, in form and substance reasonably satisfactory to the Agent, the Issuing Bank and each
Lender:

               (i)  this Agreement;

               (ii) the Term Notes;

              (iii) the New Facility Notes;

               (iv) the Subsidiary Guaranty Agreement;

               (v)  the Intercompany Subordination Agreement; and

               (vi) the Application for the extension of the CNA Letter of Credit, the issuance of the MedStar Letter of Credit and/or the issuance of the Reliance Letter of Credit, if such extension or issuances are contemplated on the Closing Date; shall have been duly authorized, executed and delivered by the applicable Credit Parties, shall be in full force and effect and no Default or Event of Default shall exist thereunder, and such Credit Parties shall have delivered original counterparts thereof to the Agent.

          (b) CLOSING CERTIFICATES AND OPINIONS; ETC.

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
               (i) CERTIFICATE OF THE BORROWER. The Agent shall have received a certificate from the chief executive officer and chief restructuring officer (and/or such other officers acceptable to the Agent) of the Borrower, in form and substance satisfactory to the Agent, certifying that all representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects; that no Credit Party is in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that the Credit Parties have satisfied each of the closing conditions.

               (ii) CLOSING CERTIFICATE OF EACH CREDIT PARTY. The Agent shall have received a certificate of the secretary or assistant secretary of each Credit Party certifying, as applicable, that (A) attached thereto is a true and correct copy of the articles of incorporation and bylaws of the Borrower with all amendments thereto as in effect on the Closing Date; (B) attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of each Credit Party or the general partner or member of such Credit Party, as applicable, authorizing the transactions contemplated herein, and the execution, delivery and performance of this Agreement and the Loan Documents to which it is a party; and (C) as to the incumbency and genuineness of the signature of each officer of such Credit Party or the general partner or member of such Credit Party, as applicable executing any Loan Documents to which such Credit Party is a party.

               (iii) OPINIONS OF COUNSEL. The Agent shall have received favorable opinions of counsel to the Borrower and the Subsidiary Guarantors addressed to the Agent and Lenders with respect to the Borrower, certain Subsidiary Guarantors, the Loan Documents and such other matters as the Lenders shall reasonably request, substantially in form and substance acceptable to the Issuing Bank and the Lenders.

               (iv) TAX FORMS. The Agent and the Borrower shall have received originals of the forms required by Section 5.8(e) hereof.

          (c) CONSENTS; NO ADVERSE CHANGE.

               (i) GOVERNMENTAL AND THIRD PARTY APPROVALS. All necessary approvals, authorizations and consents of any Person and of all Governmental
Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the Loan Documents shall have been obtained and remain in full force and effect.

               (ii) PERMITS AND LICENSES. All permits and licenses, including permits and licenses required under Applicable Laws, necessary to the conduct of business by the Credit Parties shall have been obtained and remain in full force and effect.

               (iii) NO INJUNCTION, ETC. No action, proceeding, investigation, regulation or legislation shall have been instituted, nor to the knowledge of the Borrower, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan

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
Documents or the consummation of the transactions contemplated hereby or thereby.

               (iv) NO MATERIAL ADVERSE CHANGE. Since June 30, 2002, there shall not have occurred any event, condition or state of facts that is reasonably likely to have a Material Adverse Effect.

               (v) NO EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing.

          (d) FINANCIAL MATTERS.

               (i) FINANCIAL STATEMENTS. The Agent and each Lender shall have received recent annual and interim Consolidated financial statements and other financial information with respect to the Borrower prepared in accordance with GAAP. Without limitation of the foregoing, the Agent and each Lender shall have received (1) draft audited financial statements for the Fiscal Year ended June 30, 2002, (2) the draft audit opinion of PricewaterhouseCoopers LLP, and (3) the unaudited financial statements for the two month period ending August 31, 2002.

               (ii) FINANCIAL CONDITION CERTIFICATE. The chief financial officer and chief executive officer of the Borrower shall have delivered to the Agent a certificate on behalf of the Borrower stating that: (A) the payables of the Borrower and each of its Subsidiaries are generally current and are being paid in accordance with customary trade practices (subject to normal disputes) and the Borrower and its Subsidiaries, taken as a whole, are Solvent and (B) attached thereto is a pro forma balance sheet of the Borrower and its Subsidiaries as of a date that is not more than 45 days prior to the Closing Date setting forth on a pro forma basis the financial condition of the Borrower and its Subsidiaries on a Consolidated basis as of that date and reflecting on a pro forma basis the effect of the transactions contemplated herein (as if the Closing Date were the date of the pro forma calculation), including all material fees and expenses in connection herewith, with a statement from such chief financial officer on behalf of the Borrower and each of its Subsidiaries that the projections and assumptions expressed therein were reasonably based on the information available to the Borrower and its Subsidiaries at the time so furnished.

               (iii) PROJECTIONS. The Agent shall have received projected quarterly financial statements of the Borrower and its Subsidiaries for the Fiscal Years 2003, 2004 and 2005, substantially in a form acceptable to the Issuing Bank and the Lenders, such projections to be accompanied by a certificate of the chief financial officer and chief executive officer of the Borrower to the effect that such projections, in the reasonable judgment of the Borrower, are (A) based on estimates and assumptions, all of which are reasonable in light of the conditions which existed at the time such projections were made, (B) have been prepared on the basis of the assumptions stated therein, and reflect, as of the time so furnished and the Closing Date, the reasonable estimate of the Borrower of the results of the operations and other information projected therein, and (C) are consistent with the Business Plan.

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
               (iv) RETAINER. The Borrower shall have caused a cash retainer in the aggregate amount of $50,000 to be held by Milbank, Tweed, Hadley & McCloy LLP.

               (v) PAYMENT AT CLOSING. There shall have been paid by the Borrower to the Agent, the Issuing Bank and the Lenders (A) the fees set forth or referenced in Section 5.2 and any other accrued and unpaid interest, letter of credit fees and any other fees, charges or expenses due under the Existing Credit Agreement and/or the Waiver Agreement, which accrued during the period from September 1, 2002 to the Closing Date, which will not be converted into Term Loans, (B) all reasonable out-of-pocket expenses incurred by the Agent, the Issuing Bank and any of the Lenders in connection with the preparation, negotiation and documentation of this Agreement and the Related Transactions,
(C) all reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP incurred in connection with the preparation, negotiation, documentation and execution of this Agreement and the Related Transactions for which written statements have been delivered to the Borrower, and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

               (vi) CREDIT RATING. The Agent shall have received evidence that the Borrower has a credit rating of "CCC" or higher from Standard & Poor's Services, a division of The McGraw-Hill Companies, or "B3" or higher from Moody's Investors Service, Inc.

               (vii) CERTIFICATE OF DESIGNATION. The Borrower shall provide evidence satisfactory to the Agent that the Certificate of Designation has been filed with the Secretary of State of the State of Delaware.

               (viii) ISSUANCE OF PREFERRED STOCK. The Lenders shall have received the Preferred Stock to be issued by the Borrower to each Lender or its nominee in accordance with the percentages set forth in ANNEX D.

               (ix) REGISTRATION RIGHTS AGREEMENT. The Borrower and each of the Lenders shall have entered into the Registration Rights Agreement.

          (e) NOTICE OF BORROWING AND ACCOUNT DESIGNATION. The Agent shall have received a Notice of Borrowing contemplated under Section 3.2(c) at least two Business Days prior to the Closing Date. The Agent shall have received written instructions from the Borrower to the Agent directing the payment of any proceeds of any Loans made under this Agreement that are to be paid on the Closing Date. The Borrower shall also have delivered to the Agent a notice specifying the account or accounts in the form of EXHIBIT K hereto (a "NOTICE OF ACCOUNT DESIGNATION") to which the proceeds of any Loans made on or after the Closing Date are to be disbursed; PROVIDED, HOWEVER, that the proceeds with respect to any New Facility Loans shall be disbursed in accordance with Section 9.13.

          (f) DOCUMENTATION RELATING TO LATIN AMERICAN DIVESTITURE. The Borrower shall have delivered copies of the draft documentation relating to the Latin American Divestiture, together with evidence satisfactory to the Agent, the Issuing Bank and the Lenders that such divestiture shall not result in any cash or tax losses to the Borrower and that the documentation shall provide that the

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Borrower and all of its  Subsidiaries  shall be fully  released and  indemnified from all known and unknown liabilities (whether existing or arising in the future) in connection with the Latin American operations of Rural/Metro International and its Subsidiaries and Affiliates.

          (g) MISCELLANEOUS.

               (i) PROCEEDINGS AND DOCUMENTS. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as the Lenders may reasonably request, in form and substance reasonably satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

               (ii) DUE DILIGENCE AND OTHER DOCUMENTS. The Borrower shall have delivered to the Agent and the Issuing Bank such other documents, certificates and opinions as the Agent and the Issuing Bank reasonably requests.

     Section 6.3 CONDITIONS TO ALL PERMITTED ACQUISITIONS. Each Permitted Acquisition shall be subject to the satisfaction on the applicable acquisition date of the following conditions precedent:

          (a) COMPLIANCE WITH SECTION 11.4(F). The Borrower shall have complied with the provisions of Section 11.4(f) in form and substance reasonably satisfactory to the Required Lenders.

          (b) SUBORDINATED SELLER FINANCING AND EARN-OUT OBLIGATIONS. All Subordinated Seller Financing and Earn-Out Obligations in connection with such Permitted Acquisition shall comply with the terms and conditions of EXHIBIT J.

          (c) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties set forth in Article 7 shall be true and correct with respect to the acquired Person as if made on such date.

     Section 6.4 CONDITIONS TO MAJOR PERMITTED ACQUISITIONS. Each Permitted Acquisition (a) of a Domestic Subsidiary or assets located within the United States with a fair market value of all consideration paid in connection with such Permitted Acquisition exceeding $10,000,000 (of which no more than $2,500,000 of such consideration shall be paid in cash and no more than $7,500,000 of such consideration shall be in the form of assumed Debt that must be subordinated to the Obligations) or (b) of a Foreign Subsidiary or assets located in Canada with a fair market value of all consideration paid in connection with such Permitted Acquisition exceeding $750,000 (c) of a Foreign Subsidiary or assets located outside of the United States or Canada with a fair market value of all consideration paid in connection with such Permitted Acquisition exceeding $250,000, shall be, in each case, subject to the satisfaction, on or before ten (10) Business Days prior to the applicable acquisition date, of the following conditions precedent:

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               (i)  DESCRIPTION.  The Agent shall have received a description of the Person to be acquired and a description of the acquisition.

               (ii) FINANCIAL STATEMENTS. The Agent shall have received financial statements and other financial information for each Person being acquired in such Permitted Acquisition for the most recent two (2) year period (or such shorter period for which such Person has been in existence).

               (iii) PROJECTED INCOME STATEMENTS. The Agent shall have received projected statements of income for the acquired Person for the two (2) years immediately following the acquisition.

               (iv) PRO-FORMA COMPLIANCE. The Borrower shall have demonstrated PRO FORMA compliance with each covenant contained in Article 10 and Article 11 hereof for the four (4) fiscal quarters ending immediately after the acquisition based on the preparation requirements of SEC Regulation S-X, Rule 11-02.

     Section 6.5 CONDITIONS TO ALL EXTENSIONS OF CREDIT.

          (a) The obligations of the Lenders to make any New Facility Loan and of the Issuing Bank to extend the expiry date of the CNA Letter of Credit, to issue the MedStar Letter of Credit and to issue the Reliance Letter of Credit is, in each case, subject to the satisfaction of the following conditions precedent on the relevant borrowing date (where applicable):

               (i) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrower contained in Article 7 shall be true and correct in all material respects on and as of such borrowing date with the same effect as if made on and as of such date, except for any deviations from such representations and warranties expressly permitted by this Agreement and except for any waivers of such representations and warranties granted by the Required Lenders in writing.

               (ii) NO EXISTING DEFAULT. No Default or Event of Default shall have occurred and be continuing hereunder on the borrowing date with respect to such New Facility Loan after giving effect to the New Facility Loans to be made on such date.

               (iii) [INTENTIONALLY OMITTED]

               (iv) DELIVERY OF APPLICATIONS. In the case of the issuance of the MedStar Letter of Credit or the Reliance Letter of Credit, the Issuing Bank shall have received copies of the respective Application and all other documentation contemplated under Section 4.1(c) in accordance with the required timeframe therefor.

               (v) DELIVERY OF RELEASE. In the case of the issuance of the MedStar Letter of Credit, the Issuing Bank shall have received a general release of all claims associated such Letter of Credit (including the Issuing Bank's decision to dishonor a proposed drawdown made thereunder), executed by the Borrower and the beneficiary under such Letter of Credit in favor of the Agent, the Issuing Bank and the Lenders in form and substance satisfactory to the Agent, the Issuing Bank and the Required Lenders.

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
               (vi) PREPAYMENT OF TERM LOANS. In the case of the issuance of the Reliance Letter of Credit, the Borrower shall have made or will be making a concurrent repayment of the Term Loans in the aggregate principal amount equal to the face amount of the Reliance Letter of Credit to be issued from the cash collateral to be released by Reliance Insurance Company in exchange for such Letter of Credit in accordance with Section 3.3(b)(v).

          (b) In addition to the conditions set forth in Section 6.5(a) above, the obligations of the Lenders to make any New Facility Loan to the Borrower is conditioned upon the Borrower providing evidence satisfactory to the Agent and the Lenders of the amount of the associated New Letter of Credit and the underlying certificates, documents and other papers and information regarding the transaction that such New Letter of Credit supports.

                                    ARTICLE 7
                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

     Section 7.1 REPRESENTATIONS AND WARRANTIES. To induce the Agent, the Issuing Bank and each Lender to enter into this Agreement and to make any Loan and to issue or participate in any Letters of Credit, the Borrower represents and warrants to the Agent and the Lenders that:

          (a) ORGANIZATION; POWER; QUALIFICATION. Each of the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its respective properties and to carry on its respective businesses as now being conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its respective properties or the nature of its respective businesses requires such qualification and authorization, except where the failure to be so qualified and authorized could not reasonably be expected to have a Material Adverse Effect. The jurisdictions in which the Borrower and its Subsidiaries are organized and qualified to do business as of the Closing Date are described on SCHEDULE 7.1(A).

          (b) SUBSIDIARIES AND OWNERSHIP. Each Subsidiary of the Borrower as of the Closing Date is listed on SCHEDULE 7.1(B). Such SCHEDULE 7.1(B) indicates every Subsidiary that is a Subsidiary Guarantor. All outstanding shares of such Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. The shareholders of all Subsidiaries of the Borrower as of the Closing Date and the number of shares owned by each are described on SCHEDULE 7.1(B). There are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of the Borrower or its Subsidiaries as of the Closing Date, except as described on SCHEDULE 7.1(B).

          (c) AUTHORIZATION OF AGREEMENT, NOTES, LOAN DOCUMENTS AND BORROWING. Each of the Borrower and its Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement, the Notes and each of the other Loan Documents to which it is a party in accordance with their respective terms. As of the Closing Date and as of the date of each Extension of Credit made after the Closing Date, this Agreement, the Notes and each of the other Loan Documents to which each of the Borrower and its Subsidiaries is a party have been duly executed and delivered by the duly authorized officers of the Borrower and each of its Subsidiaries party thereto and, on and after such date, each such document constitutes the legal, valid and binding obligation of the Borrower and each of its Subsidiaries party thereto, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or by general equity principles.

          (d) COMPLIANCE OF AGREEMENT, NOTES, LOAN DOCUMENTS AND BORROWING WITH LAWS, ETC. The execution, delivery and performance by the Borrower and its Subsidiaries of the Loan Documents to which each such Person is a party, the borrowings hereunder and the transactions contemplated hereby and thereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Subsidiaries except those approvals which have been obtained, (ii) conflict with, result in a breach of or constitute a default under (A) the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any Material Contract to which the Borrower or any of its Subsidiaries is a party or by which any of their respective properties may be bound or (B) any Governmental Approval relating to the Borrower or any of its Subsidiaries or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any of its Subsidiaries other than Liens arising under the Loan Documents.

          (e) COMPLIANCE WITH LAW; GOVERNMENTAL APPROVALS. Each of the Borrower and its Subsidiaries (i) have all material Governmental Approvals required by any Applicable Law for them to conduct their respective businesses, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened proceeding, (ii) are in compliance with each Governmental Approval applicable to them and in compliance with all other Applicable Laws relating to them or any of their respective properties, except in each case where the failure to so comply, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (iii) are eligible to participate as suppliers under Medicare Regulations and Medicaid Regulations, except where the failure to be eligible could not reasonably be expected to have a Material Adverse Effect.

          (f) MEDICARE PARTICIPATION/ACCREDITATION. The Borrower and its Domestic Subsidiaries are qualified to participate as suppliers under the Medicare Regulations and Medicaid Regulations (together with their respective intermediaries or carriers, the "GOVERNMENT REIMBURSEMENT PROGRAMS") and are entitled to reimbursement under the Medicare program for services rendered to qualified Medicare beneficiaries, and comply in all material respects with the conditions of participation in all Government Reimbursement Programs in which it participates or has participated. There is no pending or, to Borrower's best knowledge after due inquiry, threatened proceeding or investigation by any of the Government Reimbursement Programs in which it participates or has participated with respect to (i) the Borrower's or any of its Domestic Subsidiaries' qualification or right to participate in any Government Reimbursement Program in which it participates or has participated, (ii) the compliance or non-compliance by the Borrower or any of its Domestic Subsidiaries with the terms or provisions of any Government Reimbursement Program, or (iii) the right of the Borrower or any of its Domestic Subsidiaries to receive or retain amounts received or due or to become due from any Government Reimbursement Program in which it participates or has participated, which proceeding or investigation, together with all other such proceedings and investigations, could reasonably be expected to (x) have a Material Adverse Effect or (y) result in Consolidated Net Revenues for any (including any future) four fiscal quarter period of the Borrower constituting less than 95% of Consolidated Net Revenues for the immediately preceding four fiscal quarter period of the Borrower.

          (g) FRAUD AND ABUSE. Neither the Borrower nor any of its Subsidiaries, nor any of their respective officers or directors has, on behalf of the Borrower or any of its Subsidiaries, knowingly or willfully violated the federal Medicare and Medicaid statutes, 42 U.S.C. ss.1320a-7b, or the regulations promulgated pursuant to such statutes or related state or local statutes or regulations, in any case in any material respect, including but not limited to the following:
(i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (A) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third-party payers, or (B) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service or item for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third-party payers. With respect to this clause (g), knowledge of an individual director or officer of the Borrower or a Subsidiary of any of the events described in this clause (g) shall not be imputed to the Borrower or such Subsidiary unless such knowledge was obtained or learned by the director or officer in his or her official capacity as a director or officer of the Borrower or such Subsidiary.

          (h) TAX RETURNS AND PAYMENTS. Each of the Borrower and its Domestic Subsidiaries have duly filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and have paid, or made adequate provision for the payment of, all federal, state, local and other taxes, assessments and governmental charges or levies upon them and their respective property, income, profits and assets which are due and payable, except (i) any such taxes for the current year not yet due and payable, (ii) any such taxes, assessments, governmental charges or levies which are being contested in good faith by appropriate proceedings so long as adequate reserves are maintained with respect thereto in accordance with GAAP and (iii) any such tax returns, the failure to file, or any such taxes, assessments, governmental charges or levies, the failure to pay, could not reasonably be expected to have a Material Adverse Effect. No Governmental Authority has filed any Lien or asserted any claim against any the Borrower or its Subsidiaries with respect to material unpaid taxes which has not been discharged or resolved or is not being contested in good faith. The charges, accruals and reserves on the books of the Borrower and its Domestic Subsidiaries in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of the Borrower and its Subsidiaries are in the judgment of the Borrower adequate, and the Borrower does not anticipate any additional material taxes or assessments for any of such years. Neither Borrower nor any Domestic Subsidiary is directly or contingently liable for the taxes of any Foreign Subsidiary.

          (i) ENVIRONMENTAL MATTERS. Except for the matters existing on the Closing Date and set forth on SCHEDULE 7.1(I), (i) the properties owned in fee by the Borrower or any of its Subsidiaries and, to the knowledge of the Borrower and its Subsidiaries, those properties leased by the Borrower or any of its Subsidiaries are in compliance with all applicable Environmental Laws, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, (ii) there is no contamination at, under or about such properties or such operations which could reasonably be expected to have a Material Adverse Effect and (iii) except for matters that have previously been remedied, neither the Borrower nor any of its Subsidiaries has received any written notice of material violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of such properties or the operations conducted in connection therewith, nor does the Borrower or its Subsidiaries have knowledge that any such notice will be received or is being threatened.

          (j) ERISA.

               (i) As of the Closing Date, neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on SCHEDULE 7.1(J).

               (ii) The Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except where failure to so comply is not reasonably likely to have a Material Adverse Effect and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified or an application for determination has been filed within the applicable remedial amendment period, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code or an application for determination has been filed within the applicable remedial amendment period. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan.

               (iii) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan.

               (iv) Neither the Borrower nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid or (C) failed to make a required contribution or payment to a Multiemployer Plan.

               (v) No Termination Event has occurred or is reasonably expected to occur which in either case is reasonably likely to have a Material Adverse Effect.

               (vi) No material proceeding, claim (excluding routine participant claims for benefits), lawsuit and/or investigation is existing or, to the knowledge of the Borrower, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Borrower or any ERISA Affiliate, (B) Pension Plan or
(C) Multiemployer Plan.

          (k) MARGIN STOCK. Neither the Borrower nor any of its Subsidiaries is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulations U or X of such Board of Governors.

          (l) GOVERNMENT REGULATION. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither the Borrower nor any of its Subsidiaries is, or will be, subject to regulation under the Public Utility Holding Company Act of 1935, each as amended, or any other Applicable Law which materially limits its ability to incur or consummate the transactions contemplated hereby.

          (m) INTELLECTUAL PROPERTY. As of the Closing Date, SCHEDULE 7.1(M) hereto sets forth a complete and accurate list of all patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights and copyrights (collectively, "INTELLECTUAL PROPERTY") owned, licensed or otherwise lawfully used by the Borrower or any of its Subsidiaries, the loss of which or failure to maintain could reasonably be expected to have a Material Adverse Effect. Except as set forth on SCHEDULE 7.1(M) and other matters that could not reasonably be expected to have a Material Adverse Effect, the Borrower and its Subsidiaries own, license or otherwise possess the lawful right to use the Intellectual Property and all other similar intangible assets which are necessary or required to conduct their respective businesses as now and presently planned to be conducted without conflict with the rights of others. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights to the Intellectual Property or other material intangible assets, the result of which could individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

          (n) MATERIAL CONTRACTS. SCHEDULE 7.1(N) sets forth a complete and accurate list of all Material Contracts of the Borrower and its Subsidiaries in effect as of the Closing Date. Except as set forth on SCHEDULE 7.1(N), on the

Closing Date each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof and there are no material defaults by the Borrower or any of its Subsidiaries or, to their knowledge, by any other party under any such Material Contract.

          (o) EMPLOYEE MATTERS. Each of the Borrower and its Subsidiaries are in compliance in all material respects with all Applicable Laws with respect to their employees including, without limitation, fair labor standards laws, wage and hour laws, workers compensation laws, federal and state withholding, social security and payroll laws and similar laws except for any Applicable Laws the failure to comply with which could not reasonably be expected to have a Material Adverse Effect. Each of the Borrower and its Subsidiaries have paid all material federal, state and local withholding, social security, payroll and other employment related taxes which are due and payable.

          (p) RELATIONS. There exists no actual or, to the knowledge of each of the Borrower and its Subsidiaries, threatened termination, cancellation or limitation of, or any adverse modification or change in, the business relationship of the Borrower and its Subsidiaries taken as a whole with any customer or any group of customers whose purchases individually or in the aggregate are material to the business of the Borrower and its Subsidiaries taken as a whole.

          (q) FINANCIAL STATEMENTS. Subject to the following sentence, all balance sheets, statements of income, retained earnings, stockholders' equity and cash flows (which information is subject to GAAP), and all other financial information of the Borrower and its Subsidiaries which have been delivered pursuant to Articles 5 and 7 of the Existing Credit Agreement, the Waiver Agreement, or Article 6 and Article 8 of this Agreement, have been prepared in accordance with GAAP consistently applied throughout the periods involved and present fairly the matters reflected therein subject, in the case of unaudited statements, to changes resulting from normal year-end audit adjustments and items that would be disclosed in footnotes to the audited statements. In the case of PRO FORMA statements provided by the Borrower and its Subsidiaries, all such pro forma statements are based upon reasonable estimates in accordance with
Section 6.2(d)(ii) and all projections included with the information described in the first sentence have been prepared on the basis of reasonable assumptions in accordance with Section 6.2(d)(iii). As of the Closing Date, except as set forth on SCHEDULE 7.1(Q), neither the Borrower nor any of its Subsidiaries have any contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitments which are not reflected in the financial statements described above or in the notes thereto and could reasonably be expected to have a Material Adverse Effect.

          (r) NO MATERIAL ADVERSE CHANGE. Except for matters existing on the Closing Date and set forth on SCHEDULE 7.1(R), since June 30, 2002, no event which has had or could reasonably be expected to have a Material Adverse Effect has occurred.

          (s) SOLVENCY. As of the Closing Date and after giving effect to each Extension of Credit made hereunder and to the Related Transactions, the Borrower and its Subsidiaries, taken as a whole, will be Solvent.

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
          (t) TITLES TO PROPERTIES. Except for matters that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, each of the Borrower and its Subsidiaries have good and marketable title to, or valid and subsisting leasehold interests in, the real property owned or leased, as the case may be, by them and valid and legal title to all of their personal property, including, but not limited to, the real and personal property reflected on the financial statements referred to in Section 7.1(q), except property which has been disposed of by the Borrower or its Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder.

          (u) LIENS. Except for matters existing on the Closing Date and set forth on SCHEDULE 7.1(U) (as delivered pursuant to Section 9.15), none of the properties and assets owned by the Borrower or its Subsidiaries is subject to any Lien other than the Liens described in Section 11.3 hereof. Except as set forth on SCHEDULE 7.1(U) (as delivered pursuant to Section 9.15), no financing statement under the Uniform Commercial Code of any state which names the Borrower or any of its Subsidiaries as debtor and which has not been terminated, has been filed in any state or other jurisdiction and neither the Borrower nor any of its Subsidiaries has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect the Liens permitted by Section 11.3.

          (v) DEBT AND GUARANTEES. SCHEDULE 7.1(V) sets forth a complete and accurate listing as of the Closing Date of all Debt (other than Debt in an aggregate amount not to exceed $500,000). The Borrower and its Subsidiaries have performed and are in compliance with all of the material terms of all Debt and Guarantees, and no material default or event of default (beyond the period of grace, if any, provided in the instrument or agreement under which such Debt or Guarantee was created) on the part of the Borrower or its Subsidiaries exists with respect to any such Debt or Guarantee.

          (w) LITIGATION. Except for the matters existing on the Closing Date and set forth on SCHEDULE 7.1(W), there are no material actions, suits or proceedings pending or, to the knowledge of each of the Borrower and its Subsidiaries, threatened against or in any other way relating adversely to or affecting the Borrower or any of its Subsidiaries or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority which (i) individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (ii) purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby.

          (x) ABSENCE OF DEFAULTS. Except for Acknowledged Defaults, (i) no other Defaults or Event of Default under the Existing Credit Agreement has occurred as of the Closing Date and (ii) no event has occurred or is continuing which constitutes a Default or an Event of Default under this Agreement. Other than matters that could not reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate, no event has occurred which constitutes a default or event of default by the Borrower or any Subsidiary thereof under any judgment, decree or order to which the Borrower or its Subsidiaries is a party or by which the Borrower or its Subsidiaries or any of their respective properties may be bound or which would require the Borrower or

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its Subsidiaries to make any payment  thereunder prior to the scheduled maturity date therefor.

          (y) ACCURACY AND COMPLETENESS OF INFORMATION. No report, financial statement, certificate or other written information furnished pursuant to Articles 5 and 7 of the Existing Credit Agreement, the Waiver Agreement, or this Agreement or to be furnished by or on behalf of any Credit Party to the Agent or any Lender pursuant to the terms of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Borrower or its Subsidiaries or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. The Borrower is not aware of any facts which it has not disclosed in writing to the Agent which could reasonably be expected to have a Material Adverse Effect.

          (z) BUSINESS PLAN. The Business Plan reflects the sole and final business plan of the Borrower and has been approved and adopted by resolution of the Board of Directors of the Borrower.

          (aa) LATIN AMERICAN DIVESTITURE. The contractual arrangements relating to the Latin American Divestiture will provide that the Borrower and its Subsidiaries shall be fully released and indemnified by the assignees of such Latin American assets from all known and unknown liabilities associated with the Latin American operations conducted by Rural/Metro International and its Subsidiaries after the closing of the Latin American Divestiture. None of the officers or directors of the Borrower or of any of its Domestic Subsidiaries will be receiving any direct or indirect payments, commissions or fees in connection with the Latin American Divestiture. The aggregate compensation payable to all officers and directors of Foreign Subsidiaries in connection with the Latin American Divestiture is less than $100,000.

          (bb) SERIES B PREFERRED STOCK AND COMMON STOCK ISSUABLE UPON CONVERSION. The Series B Preferred Stock is duly authorized and, when issued in compliance with the provisions of this Agreement, will be validly issued and outstanding, fully paid and nonassessable. Upon conversion of the Series B Preferred Stock into the common stock of the Borrower in accordance with the Certificate of Designation, such common stock will be duly authorized, validly issued, fully paid and nonassessable.

          (cc) REGISTRATION RIGHTS AGREEMENT. The execution and delivery by the Borrower of the Registration Rights Agreement and the performance by the Borrower of its obligations thereunder have been duly and validly authorized by the Board of Directors of the Borrower. The Registration Rights Agreement, when duly and validly executed and delivered by the Borrower, will constitute a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

          (dd) OUTSTANDING COMMON STOCK AND OPTIONS. As of the date hereof, the number of outstanding shares of common stock of the Borrower is 15,990,903 and the number of options with an exercise price below $6.70 is 3,048,471.

          (ee)   REGISTRATION   EXEMPTION.   Assuming   the   accuracy   of  the
representations and warranties of the Lenders contained in Section 14.22, the offer and sale of the Series B Preferred Stock is exempt from the registration requirements of the Securities Act of 1933, as amended.

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
     Section 7.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations and warranties made under this Agreement shall survive the Closing Date and be made or deemed to be made at and as of each borrowing date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

                                    ARTICLE 8
                        FINANCIAL INFORMATION AND NOTICES

     Until all the Obligations have been finally paid and satisfied in full, unless consent has been obtained in the manner set forth in Section 14.10 hereof, the Borrower will furnish or cause to be furnished to the Agent and each of the Lenders at their respective addresses set forth in Section 14.1:

     Section 8.1 FINANCIAL STATEMENTS.

          (a) MONTHLY FINANCIAL STATEMENTS. As soon as practicable and in any event within twenty (20) days after the end of each month of any given fiscal quarter of the Borrower, other than the third month thereof, (i) an unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such fiscal month, (ii) unaudited Consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for such fiscal month and that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding budgeted figures set forth in the Business Plan for the portion of the Fiscal Year then ended and the corresponding figures for the preceding Fiscal Year for the portion of the Fiscal Year then ended and prepared by the Borrower in accordance with GAAP, subject to year end adjustments and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period which present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments;

          (b) QUARTERLY FINANCIAL STATEMENTS. As soon as practicable and in any event within forty-five (45) days after the end of each fiscal quarter of the Borrower, other than the fourth fiscal quarter thereof, an unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated statements of income, retained earnings and cash flows and consolidating statements of income of the Borrower and its Subsidiaries for the fiscal quarter then ended and that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding budgeted figures for the portion of the Fiscal Year then ended and the corresponding figures for the preceding Fiscal Year for the portion of the Fiscal Year then ended and prepared by the Borrower in accordance with GAAP, subject to year end adjustments and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer and chief executive officer

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of the  Borrower  to  present  fairly in all  material  respects  the  financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments;

          (c) ANNUAL FINANCIAL STATEMENTS. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, except as required to be delivered under Section 9.14, an audited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows and unaudited consolidating statements of income for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form corresponding budgeted figures for the portion of the Fiscal Year then ended and the corresponding figures for the preceding Fiscal Year and
(i) in the case of the consolidating statements prepared by the Borrower in accordance with GAAP, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer and chief executive officer of the Borrower to present fairly the financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended and (ii) in the case of the Consolidated statements, audited by PricewaterhouseCoopers LLP or such other nationally recognized, independent certified public accounting firm selected by the Borrower in accordance with GAAP and, accompanied by a report thereon by such certified public accountants, which report shall be unqualified, shall express no doubts about the ability of the Borrower and its Subsidiaries to continue as a going concern, and shall state that such Consolidated financial statements fairly present, in all material respects, the Consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such Consolidated financial statements has been made in accordance with generally accepted auditing standards.

          (d) UPDATE TO ANNUAL FINANCIAL PROJECTIONS. As soon as practicable and in any event at least twenty (20) days after to the beginning of each Fiscal Year, a copy of the required modifications to the Business Plan to update the annual financial projections contained therein (as updated, the "ANNUAL FINANCIAL PROJECTIONS"), approved by the Board of Directors of the Borrower, for the ensuing Fiscal Year, and a report containing management's discussion and analysis of the Annual Financial Projections, accompanied by a certificate from the chief financial officer and chief executive officer of the Borrower to the effect that such projections are based on reasonable estimates and assumptions, all of which are reasonable in light of current conditions, have been prepared on the basis of the assumptions stated therein, and reflect, as of the time so furnished, the reasonable estimate of the Borrower and its Subsidiaries of the projected results of operations and other information projected therein;

          (e) MONTHLY CASH FLOW PROJECTIONS. By the date of commencement of each fiscal quarter of the Borrower, the Borrower's forecasted Consolidated cash flow statements for each month during such fiscal quarter including appropriate supporting details and a statement of underlying assumptions (the "MONTHLY CASH FLOW PROJECTIONS"). To the extent that such Monthly Cash Flow Projections are

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
not materially consistent with the Annual Financial Projections, the Borrower shall include reasonable detail of the relevant material deviations in the Monthly Cash Flow Projections;

          (f) RECONCILIATION TO MONTHLY CASH FLOW PROJECTIONS. No later than the last day of each month during each fiscal quarter of the Borrower, a written report comparing the actual Consolidated cash flow of the Borrower and its Domestic Subsidiaries for the calendar month recently ended to the Borrower's and its Domestic Subsidiaries' projected Consolidated cash flow for such month as set for in the Monthly Cash Flow Projections, which written report shall be in the form and substance satisfactory to Required Lenders;

          (g) ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE REPORT. No later than fifteen (15) days after the last day of each fiscal month, a written report of accounts receivable and accounts payable for the fiscal month then ending; and

          (h)  CONSOLIDATED  FINANCIAL  STATEMENTS  FOR  THE  BORROWER  AND  ITS
DOMESTIC SUBSIDIARIES. Concurrently with the delivery of the financial statements and projections described in clauses (a), (b), (c) and (d) of this
Section 8.1, the Borrower shall deliver the same financial statements and projections with respect to the Borrower and all of its Domestic Subsidiaries on a consolidated basis in accordance with the same standards and accompanied by the same certifications required pursuant to such clauses.

     Section 8.2 OFFICERS' COMPLIANCE CERTIFICATE. At each time financial statements are delivered pursuant to Sections 8.1(b) and (c), a certificate of the chief financial officer and chief executive officer of the Borrower, in the form of EXHIBIT D attached hereto (an "OFFICERS' COMPLIANCE CERTIFICATE"):

          (a) stating that such officers have reviewed the financial statements of the Borrower and its Subsidiaries as of the end of such fiscal quarter and such statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods indicated; and

          (b) stating that no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Credit Parties with respect to such Default or Event of Default;

          (c)  setting  forth  as  at  the  end  of  such  fiscal   quarter  the
calculations required to establish (i) whether or not the Borrower and its Subsidiaries were in compliance with the financial covenants set forth in
Article 10 hereof and (ii) whether or not the Borrower and its Subsidiaries were in compliance with the investment and acquisition covenant set forth in Section
11.4 hereof (calculated pursuant to the calculation worksheet attached as SCHEDULE 1 to EXHIBIT D);

          (d) attaching a Consolidated aging of the accounts receivable of the Borrower and its Subsidiaries and a consolidated aging of the accounts receivable of the Borrower and its Subsidiaries, in each case as of the end of such fiscal quarter, including (i) a detailed report by payor for Medicare,

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private pay and  Medicaid  (for system  integrated  accounts  receivables  only,
PROVIDED, that payor detail shall cover not less than 70% of total accounts receivable), (ii) a Consolidated trend analysis report, (iii) an actual versus budget report, (iv) a summary report of cash collections (actual versus forecast) and (v) a report of all material changes/trends that have occurred
since  the  last  fiscal   quarter-end  with  respect  to  accounts   receivable
collections, billings, bad debt provisions, top ten payors, policies and procedures and other material matters related to accounts receivable. In addition, the Agent, on behalf of the Lenders, shall have the right (i) promptly upon the Borrower's receipt thereof after the end of each of the first three (3) fiscal quarters of the Borrower, to receive a copy of the report, if any, issued pursuant to a review of the quarterly financial statements of the Borrower performed by the Borrower's independent public accountants in accordance with SAS No. 71 and (ii) to request from the Borrower copies of any written reports that are delivered by such independent public accountants to the Borrower; and

          (e) stating that all filings with the SEC or NASDAQ made by the Borrower and its Subsidiaries are in compliance with Applicable Law (including the Sarbanes-Oxley Act of 2002 or any successor statute).

     Section 8.3 ACCOUNTANTS' CERTIFICATE. At each time financial statements are delivered pursuant to Section 8.1(c), a certificate of the independent public accountants certifying such financial statements stating that in connection with their audit, to the best of their knowledge nothing came to their attention that caused them to believe the Borrower failed to comply with the terms, covenants, provisions or conditions of Section 10.1 through 10.5 of this Agreement insofar as they relate to accounting matters.

     Section 8.4 OTHER REPORTS.

          (a) Promptly after filed, all reports and forms filed with respect to all Plans under ERISA except (i) as filed in the ordinary course of business or
(ii) that would not result in any Material Adverse Effect or action under ERISA;

          (b) Promptly upon receipt thereof, copies of all reports, if any, submitted to each Credit Party or its Board of Directors by its independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto;

          (c) If reasonably requested by the Agent, statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of the Board of Governors of the Federal Reserve System;

          (d) Promptly but in any event within ten (10) Business Days after the filing thereof, a copy of (i) each report or other filing made by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission ("SEC") and required by the SEC to be delivered to the shareholders of the Borrower or any of its Subsidiaries, and (ii) each report made by the Borrower or any of its Subsidiaries to the SEC on Form 8-K and each final registration statement of the Borrower or any of its Subsidiaries filed with the SEC, together in each case

                                       57
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with any certifications  required by the SEC under Applicable Law (including the
Sarbanes-Oxley Act of 2002 or any successor statute);

          (e) Within forty-five (45) days after the end of each fiscal quarter of the Borrower, the description required pursuant to Section 6.4(i) hereof for each Permitted Acquisition for which such description was not required to be delivered pursuant to Section 6.4(i) and in which the fair market value of all consideration paid in connection with such acquisition is greater than $2,000,000;

          (f) Immediately upon receiving notice from the counterparty of any Material Contract of the termination, cancellation or non-renewal of such Material Contract; and

          (g) Such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries as the Agent may reasonably request.

     Section 8.5 NOTICE OF LITIGATION AND OTHER MATTERS. Prompt (but in no event later than ten (10) days after an officer of the Borrower obtains actual knowledge thereof) telephonic and written notice of:

          (a) to the extent it has or could reasonably be expected to have a Material Adverse Effect, the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving the Borrower or any Subsidiary thereof or any of their respective properties, assets or businesses including any notice received from the Internal Revenue Service or other taxing authority regarding employment related taxes;

          (b) to the extent it has or could reasonably be expected to have a Material Adverse Effect, any notice of any violation received by the Borrower or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws;

          (c) to the extent it has or could reasonably be expected to have a Material Adverse Effect, any labor controversy that has resulted in, or threatens to result in, a strike or other work action against the Borrower or any Subsidiary thereof;

          (d) any Default or Event of Default, or any event which has or could reasonably be expected to have a Material Adverse Effect;

          (e) of any material change in accounting policies or financial reporting practices by the Borrower or any Subsidiary; and

          (f) to the extent it has or could reasonably be expected to have a Material Adverse Effect (i) the establishment of any new Employee Benefit Plan, the commencement of contributions to any plan to which the Borrower or any ERISA Affiliate was not previously contributing or any increase in the benefits of any existing Employee Benefit Plan, (ii) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request, (iii) the

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failure of the Borrower or any ERISA Affiliate to make a required installment or payment  under  Section 302 of ERISA or Section 412 of the Code by the due date,
(iv) any Termination Event or "prohibited transaction", as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Employee Benefit Plan or any trust created thereunder, along with a description of the nature thereof, what action the Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, (v) any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under
Section 401(a) of the Code (along with a copy thereof), (vi) all notices received by the Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (vii) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan, (viii) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to
Section 4202 of ERISA and (ix) the Borrower obtaining knowledge that such Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of
Section 4041(c) of ERISA;

     Section 8.6 ACCURACY OF INFORMATION. All written information, reports and statements furnished by or on behalf of the Borrower to the Agent or any Lender (other than financial forecasts) whether pursuant to this Article 8 or any other provision of this Agreement, shall be, at the time the same is so furnished, true and correct in all material respects.

                                    ARTICLE 9
                              AFFIRMATIVE COVENANTS

     Until all of the Obligations have been finally paid and satisfied in full and the Aggregate Commitment terminated, unless consent has been obtained in the manner provided for in Section 14.10, the Borrower will, and will cause each of its Subsidiaries to:

     Section 9.1 PRESERVATION OF CORPORATE EXISTENCE AND RELATED MATTERS. Except as permitted by Section 11.5 or any other provision of any Loan Document, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business; and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

     Section 9.2 MAINTENANCE OF PROPERTY. Protect and preserve all properties material to its business, including the Intellectual Property; maintain in good working order and condition all buildings, equipment and other tangible real and personal property material to its business; and from time to time make or cause to be made all repairs, renewals, replacements and additions to such property material to its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     Section 9.3 INSURANCE. Maintain insurance with responsible insurance companies against such risks (including professional liability risks) and in such amounts as are customarily maintained by similar businesses, as may be

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required by Applicable Law and reasonably  satisfactory to the Required Lenders, and on the Closing Date and upon the reasonable request of the Agent thereafter, deliver to the Agent (a) a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts of the insurance, the dates of the expiration thereof and the risks covered thereby and (b) a certified copy of the policies of insurance.

     Section 9.4 ACCOUNTING METHODS AND FINANCIAL RECORDS. Maintain a system of accounting, and keep such books, records and accounts (which shall fairly present the financial condition of the Borrower and its Subsidiaries, taken as a whole) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

     Section 9.5 PAYMENT AND PERFORMANCE OF OBLIGATIONS. Pay and perform all Obligations under this Agreement and the other Loan Documents and pay or perform
(a) all material taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property (including, without limitation, withholding, social security, payroll and similar employment related taxes) prior to delinquency, and (b) all other material indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that the Borrower may contest any item described in clauses (a) and
(b) hereof in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

     Section 9.6 COMPLIANCE WITH LAWS, APPROVALS AND MATERIAL CONTRACTS. Observe and remain in compliance with all Applicable Laws and Material Contracts and maintain in full force and effect all Governmental Approvals, except to the extent failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect,

     Section 9.7 ENVIRONMENTAL MANAGEMENT. In addition to and without limiting the generality of Section 9.6, maintain its business premises (whether leased or owned in fee) free of any Hazardous Materials, the removal of which is required under Environmental Laws and the failure to so remove could reasonably be expected to have a Material Adverse Effect; and adopt and maintain Hazardous Materials management practices including generation, storage, disposal and remediation as may be required by Environmental Laws for all other Hazardous Materials located on its business premises.

     Section 9.8 COMPLIANCE WITH ERISA. In addition to and without limiting the generality of Section 9.6, make timely payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to any Employee Benefit Plan; not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan; not participate in any prohibited transaction that could result in any material civil penalty under ERISA or material tax under the Code; operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any material liability to any qualified beneficiary as defined in Section 4980B of the Code other than liabilities which could not reasonably be expected to have a Material Adverse Effect; and furnish to the Agent upon the Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Agent.

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     Section 9.9 CONDUCT OF BUSINESS.  Engage in the  business  conducted by the
Borrower and its Subsidiaries as of the Closing Date or any other business reasonably related to the foregoing.

     Section 9.10 VISITS AND INSPECTIONS. (a) Permit representatives of the Agent, the Issuing Bank or any of the Lenders, from time to time, as often as may be reasonably requested but in no event less frequently than on an annual basis, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects; provided, that if an Event of Default has occurred and is continuing, the Borrower shall provide access to representatives of the Agent, the Issuing Bank or any of the Lenders at all times after reasonable advance notice.

          (b) The Borrower shall pay all reasonable fees and expenses of representatives of the Agent, the Issuing Bank or any of the Lenders, plus all out-of-pocket costs and expenses, in connection with the field examinations permitted under Section 9.10(a) above; PROVIDED, HOWEVER, that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall not be obligated to reimburse the Agent, the Issuing Bank and the Lenders for more than one (1) collective field examination for its respective representative in any Fiscal Year.

     Section 9.11 ADDITIONAL SUBSIDIARY GUARANTORS. Upon the creation of any Wholly-Owned Domestic Subsidiary permitted by this Agreement, cause to be executed and delivered to the Agent within ten (10) Business Days after the creation of such Wholly-Owned Domestic Subsidiary incorporated or organized in the United States, (a) the supplement to the Subsidiary Guaranty attached as Exhibit F hereto executed by such new Wholly-Owned Domestic Subsidiary, (b) the supplement to the Intercompany Subordination Agreement attached hereto as Exhibit H hereto executed by such Wholly-Owned Domestic Subsidiary, (c) the closing documents and certificates required of each of the Credit Parties pursuant to Section 6.2(d) hereof with respect to such new Wholly-Owned Domestic Subsidiary; provided, that upon the written request of the Borrower, the Required Lenders, in their sole discretion, may waive the requirement that an opinion of counsel be delivered with respect to such new Subsidiary and (d) such other documents reasonably requested by the Agent in order that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Subsidiary Guaranty. Upon satisfaction of the conditions set forth in this
Section 9.11, each such Wholly-Owned Domestic Subsidiary shall become a Subsidiary Guarantor under the Subsidiary Guaranty and a Credit Party hereunder, as of such date, as if an original signatory thereto.

     Section 9.12 BOARD INFORMATION RIGHTS. Concurrently with the delivery of any operational or financial information or presentations (collectively, the "Board Information") provided to the Board of Directors of the Borrower, deliver to the Agent and each Lender copies of such Board Information.

     Section 9.13 NEW FACILITY LOAN ADVANCES. Maintain the proceeds of any New Facility Loan in an interest-bearing escrow account (which the Borrower may retain the interest earned thereon) designated by the issuers of the New Letters of Credit until the earlier of (a) the date on which the New Letter of Credit to which such proceeds have been pledged as cash collateral has been terminated

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without being drawn,  in which case the proceeds  shall be released to repay the associated New Facility Loans in accordance with Section 3.3(b)(iii), or (b) the date on which the New Letter of Credit has been drawn in whole or in part, in which case the proceeds may be released to repay the issuer of such New Letter of Credit for the amount so drawn.

     Section 9.14 DELIVERY OF AUDITED FINANCIAL STATEMENTS. Deliver to the Agent and each Lender before October 12, 2002 audited financial statements of the Borrower and its Subsidiaries for the Fiscal Year ended June 30, 2002 in accordance with the requirements under Section 8.1(c).

     Section 9.15 POST-CLOSING ITEMS. Deliver to the Agent and each Lender each of the following within forty-five (45) days of the Closing Date: (a) a complete and accurate listing as of the Closing Date of all Guarantees of the Borrower and its Subsidiaries, (b) a certificate of the secretary or assistant secretary of each Credit Party (other than the Borrower) certifying, as applicable, that
(1) the articles of incorporation and bylaws of such Credit Party (or applicable documentation in the case of any Credit Party organized as a partnership or a limited liability company) delivered to the Agent on September 29, 1995 (or, with respect to any Credit Party who joined the Existing Credit Agreement after September 29, 1995, the date of the applicable Joinder Agreement executed by such Credit Party) have not been repealed, revoked, rescinded or amended in any respect or (2) if such documents have not previously been provided to the Agent, such documents are attached thereto and have not been repealed, revoked, rescinded or amended in any respect; (c) a complete and accurate list of the information required to be included in Schedule 7.1(u), and (d) long-form certifications as of a recent date of good standing of each Credit Party under the laws of its respective jurisdictions of organization and, if available, a certificate of the relevant taxing authorities of such jurisdictions certifying that each Credit Party has filed required franchise tax returns and owes no delinquent franchise taxes for at least two-thirds of the Credit Parties. For any Credit Party for which such tax certificate is not obtained within such forty-five (45) day period, the Borrower shall deliver a certificate from each applicable Credit Party certifying that it has filed all required franchise tax returns and owes no delinquent franchise taxes, attaching copies of applicable filings and payments. If the Borrower fails to provide any of the information required by this Section 9.15 within forty-five (45) days of the Closing Date, the Borrower shall pay a fee of $500 per day for each of clause (a), (b), (c) or
(d) that remains undelivered after such forty-five (45) day period except such fee shall not apply in the case of items described in clause (d) to the extent such delay in delivery is caused by factors outside of the reasonable control of the Borrower.

     Section 9.16 PROJECTIONS OF NEW CONTRACT CONTRIBUTION AND TERMINATED CONTRACT CONTRIBUTION. Deliver to the Agent and each Lender within twenty (20) after the end of each fiscal quarter, (a) copies of the Borrower's projections with respect to the calculation of New Contract Contribution for such quarter, and (b) copies of the Borrower's calculation of the Terminated Contract Contribution for such quarter, in each case, together with any additional documentation or information requested by the Agent or any of the Lenders in connection with such projections or calculations, promptly upon the written request of the Agent or any of the Lenders.

     Section 9.17 FURTHER ASSURANCES. Make, execute and deliver all such additional and further acts, things, deeds and instruments as the Agent, Issuing Bank or the Required Lenders may reasonably require to document and consummate

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the  transactions  contemplated  hereby and to vest completely in and insure the
Agent, Issuing Bank and the Lenders their respective rights under this Agreement, the Notes, and the other Loan Documents. In the case of any items which are required to be delivered after the Closing Date pursuant to Section 9.15, the Borrower and the other Credit Parties shall also take such further actions as shall be necessary to remedy any defects or correct any errors or mistakes discovered by the Agent, the Issuing Bank or any of the Lenders and to deliver all such additional and further acts, things, deeds and instruments as the Agent or the Required Lenders may reasonably require in connection with such post-Closing Date matters.

                                   ARTICLE 10
                               FINANCIAL COVENANTS

     Until all of the Obligations have been finally paid and satisfied in full and the Aggregate Commitment terminated, unless consent has been obtained in the manner set forth in Section 14.10 hereof, the Borrower and its Subsidiaries will not:

     Section 10.1 TOTAL DEBT LEVERAGE RATIO. As of any date of determination during any fiscal quarter as set forth below, permit the ratio of (a) the Consolidated Debt of the Borrower and its Domestic Subsidiaries on such date of determination to (b) Consolidated EBITDA of the Borrower and its Domestic Subsidiaries measured on an Annualized Basis for the fiscal quarter most recently ended on or before such date of determination, to exceed:

FISCAL QUARTER ENDING                                      REQUIRED RATIO
---------------------                                      --------------
September 30, 2002                                           7.48:1.00
December 31, 2002                                            7.14:1.00
March 31, 2003                                               7.08:1.00
June 30, 2003                                                7.08:1.00
September 30, 2003                                           7.04:1.00
December 31, 2003                                            6.90:1.00
March 31, 2004                                               6.68:1.00
June 30, 2004                                                6.74:1.00
September 30, 2004                                           6.68:1.00
December 31, 2004                                            6.60:1.00

     Section 10.2 MINIMUM TANGIBLE NET WORTH. Permit the Tangible Net Worth of the Borrower and its Domestic Subsidiaries on a Consolidated basis in accordance with GAAP at the end of each fiscal quarter set forth below, of less than the following:

FISCAL QUARTER ENDING                                      MINIMUM NET WORTH
---------------------                                      -----------------
September 30, 2002                                           -230,070,000
December 31, 2002                                            -227,623,000
March 31, 2003                                               -225,584,000
June 30, 2003                                                -222,576,000
September 30, 2003                                           -221,206,000
December 31, 2003                                            -217,922,000
March 31, 2004                                               -214,365,000
June 30, 2004                                                -213,066,000
September 30, 2004                                           -211,339,000
December 31, 2004                                            -207,554,000

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     Section  10.3 FIXED  CHARGE  COVERAGE  RATIO.  As of the end of each fiscal quarter as set forth below, permit the ratio of (a) Consolidated EBIRTA of the Borrower and its Domestic Subsidiaries on such fiscal quarter end to (b) Consolidated Fixed Charges of the Borrower and its Domestic Subsidiaries, in each case measured on an Annualized Basis for such fiscal quarter, to be less than:

FISCAL QUARTER ENDING                                      REQUIRED RATIO
---------------------                                      --------------
September 30, 2002                                           0.99:1.00
December 31, 2002                                            1.04:1.00
March 31, 2003                                               1.05:1.00
June 30, 2003                                                1.05:1.00
September 30, 2003                                           1.06:1.00
December 31, 2003                                            1.07:1.00
March 31, 2004                                               1.11:100
June 30, 2004                                                1.10:1.00
September 30, 2004                                           1.11:1.00
December 31, 2004                                            1.12:1.00

     Section 10.4 LIMITATION ON CAPITAL EXPENDITURES. Make or incur Capital Expenditures during any Fiscal Year in an aggregate amount in excess of $11,000,000.

     Section 10.5 LIMITATION ON OPERATING LEASES. Incur Net Rental and Operating Lease Expense for any period of four (4) consecutive fiscal quarters in an amount greater than 3.10% of Consolidated Net Revenues for such four (4) fiscal quarter period.

                                   ARTICLE 11
                               NEGATIVE COVENANTS

     Until all of the Obligations have been finally paid and satisfied in full and the Aggregate Commitment terminated, unless consent has been obtained in the manner set forth in Section 14.10 hereof, the Borrower will not and will not permit any of its Subsidiaries to:

     Section 11.1 LIMITATIONS ON DEBT. Create, incur or suffer to exist any Debt, other than:

          (a) the Obligations;

          (b) Debt existing on the Closing Date and set forth on SCHEDULE 11.1 hereto, including the extension of maturity, modification or refinancing (but not in any such case an increase in the principal amount or decrease of the average weighted maturity thereof);

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          (c)  obligations  under  Hedging  Agreements  approved by the Required
Lenders;

          (d) Non-Seller Financing Subordinated Debt in an aggregate amount at any time outstanding not to exceed an amount satisfactory to the Required Lenders;

          (e) Parent Seller Financing, Subordinated Seller Financing and Earn-Out Obligations (which amount shall be calculated as if the contingent amount thereunder has become fixed at the maximum amount of such Earn-Out Obligation) in an aggregate principal amount at any time outstanding not to exceed $1,000,000 (less any and all current outstanding principal amounts of all items identified on SCHEDULE 11.1 as "seller financing");

          (f) (i) Debt for borrowed money owing to any Credit Party by any other Credit Party; PROVIDED, that such Debt is subordinated to the Obligations pursuant to the terms and conditions of the Intercompany Subordination Agreement and (ii) Debt owing from any and all Foreign Subsidiaries to any Credit Party; PROVIDED that such Debt shall not exceed $5,000,000 in the aggregate and is otherwise permitted by the terms of Section 11.4 hereof;

          (g) business expenses and trade accounts payable arising in the ordinary course of business that are being paid in accordance with customary trade practices (subject to normal disputes);

          (h) Guarantees permitted by Section 11.2 hereof;

          (i) Capital Leases and purchase money Debt described in Section 11.3(c) and Debt of any Person assumed by a Credit Party in connection with a Permitted Acquisition (but excluding new Debt incurred in connection with or in contemplation of a Permitted Acquisition), in an aggregate principal amount at any time outstanding not to exceed $25,000,000 (less any and all current outstanding principal amounts of all items identified on SCHEDULE 11.1 as Capital Leases and purchase money Debt);

          (j) Debt pursuant to the Senior Notes, in an aggregate principal amount not to exceed $150,000,000;

          (k) Performance bonds in an individual amount not to exceed $2,500,000 and letters of credit and reimbursement obligations or guarantees thereof in an aggregate amount not to exceed the amount agreed to among the Agent, Issuing Bank and the Lenders in a separate letter delivered by the Borrower on September 27, 2002 at any time securing obligations of the Borrower and its Subsidiaries incurred in the ordinary course of business in connection with (i) workers compensation or other insurance, unemployment insurance or similar legislation and utility deposits or (ii) bids, tenders, statutory obligations, surety and appeal bonds and other obligations of like nature; and

          (l) Additional Debt of the Credit Parties and their Subsidiaries not otherwise specifically provided for herein in an aggregate principal amount at any time outstanding not to exceed $1,000,000.

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     Section 11.2 LIMITATIONS ON GUARANTEES. Create, incur, assume, or suffer to exist any Guarantees except (a) Guarantees in favor of the Agent for the benefit of the Lenders, (b) Guarantees existing on the Closing Date, and any renewal or modification (but not any increase in the principal amount) thereof, (c) Guarantees representing the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, (d) Guarantees by any Credit Party of the payments under any operating lease entered into by any other Credit Party and permitted pursuant to Section 10.5 hereof, (e) Guarantees by any Credit Party of any Debt permitted by Section 11.1, and (f) Guarantees by the Credit Parties and their Subsidiaries not otherwise permitted herein of Debt of their Affiliates in an aggregate amount at any time not to exceed $500,000.

     Section 11.3 LIMITATIONS ON LIENS. Create, incur, assume or suffer to exist any Lien on or with respect to any of its assets or properties (including shares of capital stock), real or personal, whether now owned or hereafter acquired, except:

          (a) Liens of the Agent for the benefit of the Lenders;

          (b) Liens existing on the Closing Date and set forth on SCHEDULE 7.1(U) hereto;

          (c) Liens securing Debt permitted pursuant to Section 11.1(i); PROVIDED, that (i) the aggregate amount of Debt secured by such Liens does not exceed the amount permitted under Section 11.1(i), (ii) the Lien attaches solely to the assets being leased or acquired (including, in the case of Liens related to Debt of any Person assumed by a Credit Party in connection with a Permitted Acquisition, any assets acquired in connection with a Permitted Acquisition) and
(iii) in the case of Liens arising under Capital Leases and purchase money Liens, the Debt secured by any such Liens does not exceed 100% of the capitalized amount or purchase price of the asset being leased or acquired;

          (d) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

          (e) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than sixty (60) days or (ii) which are being contested in good faith and by appropriate proceedings;

          (f) Liens made in the ordinary course of business in connection with, or to secure payment of, obligations under the letters of credit referred to in
Section 11.1(k), workers compensation or other insurance, unemployment insurance or similar legislation and utility deposits;

          (g) Liens securing the performance of bids, tenders, statutory obligations, surety and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business;

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          (h)  Liens   constituting   encumbrances   in  the  nature  of  zoning
restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of business;

          (i) Leases and subleases not materially  interfering with the ordinary
course  of  conduct  of  the   businesses  of  the  Credit   Parties  and  their
Subsidiaries, taken as a whole;

          (j) in addition to the Liens permitted under subsection (c) above, Liens incurred under Capital Leases and purchase money Liens with respect to motor vehicles acquired or held in the ordinary course of business of the Credit Parties and their Subsidiaries; PROVIDED, that (i) the aggregate amount of Debt secured by such Liens does not exceed the amount permitted under Section 11.1(l), (ii) the Lien attaches solely to the assets being leased or acquired and (iii) the Debt secured by any such Liens does not exceed 100% of the capitalized amount or purchase price of the asset being leased or acquired;

          (k) Judgment liens which do not create a Default or Event of Default under Section 12.1(k); and

          (l) in favor of Governmental Authorities in the form of contingent lease agreements, in form and substance satisfactory to the Agent in its reasonable discretion, which agreements permit such Governmental Authorities to lease or purchase existing inventory and equipment used in connection with emergency service contracts between the Credit Parties or their Subsidiaries and such Governmental Authorities upon the early termination of such contracts for a period not to exceed twelve (12) months after such termination; PROVIDED that any such contingent lease agreement shall have (i) a lease price equal to the fair market value of the assets so leased and (ii) fair and reasonable terms no less favorable than any Credit Party would obtain in a comparable arm's length transaction.

     Section 11.4 LIMITATIONS ON LOANS, ADVANCES, INVESTMENTS AND ACQUISITIONS. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture, evidence of Debt or other obligation or security, substantially all or a material portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person; or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person; or enter into, directly or indirectly, any commitment or option in respect of the foregoing except:

          (a) investments existing on the Closing Date and the other existing loans, advances and investments set forth on SCHEDULE 11.4 hereto;

          (b) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc., (iii) certificates of deposit or bankers' acceptances maturing within one year from the date of

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issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000, and (iv) time deposits maturing no more than thirty
(30) days from the date of creation thereof with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of such Person's deposits at such institution;

          (c) capital contributions and investments in Wholly-Owned Domestic Subsidiaries created or acquired after the Closing Date; PROVIDED, that such Wholly-Owned Subsidiaries become Subsidiary Guarantors hereunder pursuant to the requirements of Section 9.11 hereof; intercompany loans and advances permitted under Section 11.1(f); and loans and advances to employees for reasonable travel and business expenses in the ordinary course of business;

          (d) for utilities, security deposits, leases and similar prepaid expenses incurred in the ordinary course of business;

          (e) trade accounts created, or prepaid expenses accrued, in the ordinary course of business;

          (f) investments by any Credit Party in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets, any combination thereof or any "pooling of interests") of any other Person if each such acquisition meets all of the following requirements: (i) the Person to be acquired shall engage in the business conducted by the Borrower and its Subsidiaries as of the Closing Date or any other business reasonably related to the foregoing, (ii) a Wholly-Owned Subsidiary of the Borrower shall be the surviving Person and no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the acquisition, (iii) the Borrower shall have certified to the Agent that it is in PRO FORMA compliance with each covenant contained in Section 9.11,
Article 10 and Article 11 hereof prior to consummating the acquisition and, if any Lender requests in its sole discretion, the Borrower shall have provided evidence to the Agent of such PRO FORMA compliance, (iv) the Fair Market Value of all Consideration (as defined below) paid in connection with such acquisition (or series of related acquisitions in the same Fiscal Year) shall not exceed $1,500,000; PROVIDED, that the Fair Market Value of all Consideration paid in connection with such acquisition of (x) a Foreign Subsidiary or of assets located outside of the United States or Canada shall not exceed $250,000 and (y) a Foreign Subsidiary or of assets located in Canada shall not exceed $750,000, and (v) the Fair Market Value of all Consideration paid in connection with all such acquisitions shall not exceed $3,000,000 in the aggregate for each Fiscal Year; PROVIDED that the Fair Market Value of all Consideration paid in connection with any such acquisitions of (x) Foreign Subsidiaries and assets located outside of the United States or Canada shall not exceed $250,000 in the aggregate for each Fiscal Year and (y) Foreign Subsidiaries and assets located in Canada shall not exceed $750,000 in the aggregate for each such Fiscal Year;

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          (g) loans,  investments,  advances and acquisitions otherwise approved in writing by the Required Lenders; and

          (h) investments (including working capital investments) by any Credit Party or any Subsidiary thereof in Persons that are not Wholly-Owned Subsidiaries of such Credit Party or any Subsidiary thereof if each such investment meets all of the following requirements: (i) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such investment, (ii) the Fair Market Value of all Consideration paid in connection with any investment shall not exceed $1,000,000, which consideration to be paid may be increased upon the prior written consent of the Required Lenders which will not be unreasonably withheld or delayed, (net of any proceeds received from the sale or other disposition of any investment or return on any investment made pursuant to this Section 11.4(h); PROVIDED that the Borrower shall have delivered to the Agent, evidence in form and substance satisfactory to the Agent of the amount of such proceeds, and (iii) there shall be no more than three (3) such investments in any fiscal year.

     For the purposes of calculating  compliance with clause (f) and (h) of this
Section 11.4, the "Fair Market Value of all Consideration" paid in connection with any acquisition or investment shall include (1) any cash consideration paid in connection with such acquisition or investment, (2) the face amount of any Seller Financing (which shall include the maximum amount of Earn-Out Obligations that could be paid in connection with such acquisition or investment) issued in connection with such acquisition or investment (excluding Earn-Out Obligations on terms and conditions satisfactory to the Agent to be paid to a seller in connection with additional business or contracts not in existence at the time of such acquisition or investment), (3) the face amount of any Debt assumed in connection with such acquisition or investment, (4) the amount of any commissions paid in connection with such acquisition or investment, (5) 100% of the fair market value (calculated in the same manner as in the applicable acquisition or investment contract, such calculation to be reasonably satisfactory to the Agent) of any unrestricted stock issued or transferred in a pooling of interest or otherwise and (6) 65% of the fair market value
(calculated in the same manner as in the applicable acquisition or investment contract, such calculation to be reasonably satisfactory to the Agent) of any restricted stock (stock which cannot by agreement be sold or transferred for a period of at least 2 years or is otherwise deemed to be restricted by the Agent, in its reasonable discretion) issued or transferred in a pooling of interest or otherwise and MINUS (7) any cash balances, including accounts receivable (to the extent indemnified by the seller) assumed in such acquisition or investment.

     Section 11.5 LIMITATIONS ON MERGERS AND LIQUIDATION. Except solely as to the permitted dissolutions set forth on Schedule 11.5, otherwise liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) or merge, consolidate or enter into any similar combination with any other Person or except, so long as no Default or Event of Default shall have occurred before and after giving effect to the merger, (a) any Wholly-Owned Subsidiary of the Borrower may merge with the Borrower or any other Wholly-Owned Subsidiary; provided, that (i) if the Borrower is party to such transaction, the Borrower shall be the surviving person and (ii) except as set forth in (i) above if any other Credit Party is party to such transaction, such Credit Party shall be the surviving Person, (b) the Borrower or any other Credit Party may merge with or into any other Person for the purpose of consummating any acquisition permitted under Section 11.4(f); provided, that if the Borrower is a party to such merger, the Borrower shall be the surviving Person and (c) the Borrower or any other Credit Party may merge with any Person as long as such Credit Party is the

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surviving  Person and no Default or Event of Default shall have occurred  before and after giving effect to such merger.

     Section 11.6 LIMITATIONS ON SALE OF ASSETS. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

          (a) the conveyance, sale, lease, assignment, exchange, transfer or other disposition of obsolete assets or assets no longer used in the business of the Borrower or such Subsidiary;

          (b) the conveyance, sale, lease, assignment, transfer or other disposition without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

          (c) the conveyance, sale, lease, assignment, transfer or other disposition of inventory in the ordinary course of business;

          (d) the conveyance, sale, lease, assignment, transfer or other disposition by any Credit Party or any of its Subsidiaries of its business or assets to another Credit Party; PROVIDED, that no Default or Event of Default shall have occurred before and after giving effect to such sale;

          (e) any other conveyance, sale, lease, assignment, transfer or other disposition of assets in any Fiscal Year having a fair market value not to exceed $500,000;

          (f) any conveyance, sale, lease, assignment, transfer or other disposition of assets to Governmental Authorities in connection with contingent lease agreements executed or assumed by a Credit Party or any Subsidiary thereof, in form and substance satisfactory to the Agent in its reasonable discretion, which agreements permit such Governmental Authorities to lease or purchase existing inventory and equipment used in connection with emergency service contracts between Credit Parties or any Subsidiaries thereof and such Governmental Authorities upon the early termination of such contracts for a period not to exceed twelve (12) months after such termination; PROVIDED, that any such conveyance shall have (i) a purchase price equal to the fair market value of the assets so conveyed and (ii) fair and reasonable terms no less favorable than any Credit Party would obtain in a comparable arm's length transaction;

          (g) Capital Leases and operating leases for fair market value to any Person; PROVIDED, that the aggregate fair saleable value of all assets so leased shall not exceed $1,000,000;

          (h) any other sale, conveyance, lease, assignment, transfer or other disposition; PROVIDED, that (i) the Borrower or such Subsidiary receives consideration at the time of such sale, conveyance, lease, assignment or other disposition at least equal to the fair market value thereof as reasonably determined for such sales or dispositions (x) in excess of $500,000 but less than or equal to $2,000,000 in good faith by the board of directors as evidenced by a resolution provided to the Agent and (y) in excess of $2,000,000 by a nationally recognized third party appraisal or a written opinion provided by a

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nationally  recognized  investment  banking  firm  as to the  fairness  of  such transaction, from a financial point of view delivered to and reasonably acceptable to the Agent, (ii) no less than 75% of the consideration received by the Borrower or such Subsidiary is in the form of cash or cash equivalents described in Section 11.4(b) and (iii) the proceeds from such sale or disposition are invested in a Credit Party within 270 days following the receipt of such proceeds;

          (i) the Latin American Divestiture; PROVIDED that the executed definitive documentation is consistent with the draft documentation delivered by the Borrower pursuant to Section 6.2(f) and that the Agent, Issuing Bank and the Lenders shall have received copies of documentation evidencing the release and indemnities contemplated in Section 7.1(aa) which shall be in full force and effect.

     Section 11.7 LIMITATIONS ON DIVIDENDS AND DISTRIBUTIONS. Declare or pay any dividends upon any of its capital stock or purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock; provided that (a) any Credit Party may pay dividends solely in shares of its own capital stock, (b) any Subsidiary may pay cash dividends to a Credit Party, (c) the Borrower may redeem the Preferred Stock in accordance with the mandatory redemption provisions set forth in the Certificate of Designation,
(d) the Borrower may make  contributions  of (i) any amount of capital stock and
(ii) cash in an aggregate amount not to exceed $1,000,000, in any Fiscal Year to its Employee Stock Ownership Plan; provided that, in connection with any distribution or payment pursuant to clauses (b), (c) and (d) above, no Default or Event of Default shall have occurred before and after giving effect to any such dividend or payment.

     Section 11.8 TRANSACTIONS WITH AFFILIATES. Except as otherwise permitted hereunder, directly or indirectly: (a) make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates in an aggregate principal amount in excess of $125,000 at any time outstanding, or (b) enter into, or be a party to, any transaction with any of its Affiliates, except pursuant to the reasonable requirements of its business and upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate. In any transaction permitted pursuant to clause (b) above involving an amount or having a value in excess of $1,000,000 in any Fiscal Year, the Borrower or such Subsidiary must obtain a resolution of its board of directors certifying that such transaction complies with the terms and conditions of clause (b) above. In any transaction permitted pursuant to clause (b) above involving an amount or having a value in excess of $250,000 in the aggregate with respect to transactions with Foreign Subsidiaries and $3,750,000 in the aggregate with respect to transactions with Domestic Subsidiaries in any Fiscal Year, the Borrower or such Subsidiary must
(i) obtain a written opinion as to the fairness of such transaction, from a financial point of view, and (ii) such transaction complies with all rules and requirements promulgated by the SEC and NASDAQ.

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     Section 11.9  CERTAIN  ACCOUNTING  CHANGES.  Change its Fiscal Year end, or
make any material change in its accounting treatment and reporting practices except as required by GAAP or the SEC.

     Section 11.10 PAYMENTS AND PREPAYMENTS OF NON-SELLER FINANCING SUBORDINATED DEBT; AMENDMENTS TO CERTAIN AGREEMENTS. Directly or indirectly (a) make any payment or prepayment on any Non-Seller Financing Subordinated Debt other than payments as are expressly required thereunder or redeem or otherwise acquire for value any Non-Seller Financing Subordinated Debt or (b) amend or supplement any of the terms or provisions of any Non-Seller Financing Subordinated Debt.

     Section 11.11 RESTRICTIVE AGREEMENTS. Enter into any agreement (other than the Senior Note Indenture) after the Closing Date which restricts, limits or otherwise encumbers its ability to (a) with respect to any Subsidiary, (i) pay dividends or make any other distributions in cash or otherwise to the Borrower or any Subsidiary, (ii) pay any Debt owed to the Borrower or any Subsidiary,
(iii) make loans or advances to the Borrower or any Subsidiary thereof , (iv) transfer any of its assets or property to the Borrower or any Subsidiary (except the restrictions set forth in any agreement governing a Permitted Lien) or (v) guaranty the Debt under this Agreement and (b) with respect to the Borrower or any Subsidiary, incur Liens on or with respect to any of its assets or properties; provided, that any contingent lease agreement permitted pursuant to Sections 11.3(l) and 11.6(g) may restrict or limit the ability of the Credit Party to such contingent lease agreement to incur Liens on or otherwise encumber the assets subject to such contingent lease agreement.

     Section 11.12 AMENDMENTS TO SENIOR NOTE INDENTURE OR SENIOR NOTES. Amend or modify (or permit the amendment or modification of) any of the terms or provisions of the Senior Note Indenture or the Senior Notes without the prior written consent of the Required Lenders.

                                   ARTICLE 12
                              DEFAULT AND REMEDIES

     Section 12.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

          (a) DEFAULT IN PAYMENT. (i) The Borrower shall default in any payment of principal of any Loan, Note or Reimbursement Obligation, when and as due (whether at maturity, by reason of acceleration or otherwise), (ii) the Borrower shall fail to make any payment of interest on any Loan, Note or Reimbursement Obligation or any fee due hereunder within three (3) Business Days after the same becomes due and payable, (iii) the Borrower shall fail to make any payment of any other amount due hereunder or under any other Loan Document within five
(5) Business Days after such amount has become due and payable, or (iv) the Borrower shall fail to make any payment of reasonable attorneys' fees and expenses of the Agent, the Issuing Bank and the Lenders for which written statements have been delivered to the Borrower in accordance with the notice provisions set forth in Section 14.1 within thirty (30) days of receipt by the Borrower of such statements.

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          (b)  MISREPRESENTATION.  Any  representation  or warranty  made by the
Borrower or any of its Subsidiaries under this Agreement, any Loan Document or any amendment hereto or thereto, shall prove to be incorrect or misleading in any material respect as of the date made or deemed made under Article 6.

          (c) DEFAULT IN PERFORMANCE OF CERTAIN COVENANTS. The Borrower shall default in the performance or observance of any covenant or agreement contained in Sections 8.2, 8.5(d), 9.1 (only if the default in the performance or observance of such covenant could reasonably be expected to have a Material Adverse Effect) , 9.3, 9.11, 9.14 and Articles 10 and 11 of this Agreement.

          (d) DEFAULT IN PERFORMANCE OF OTHER COVENANTS AND CONDITIONS. The Borrower or any Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 12.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after the occurrence thereof.

          (e) CROSS-DEFAULT. The Borrower or any of its Subsidiaries shall (i) default in the payment of any Debt (other than the Notes or any Reimbursement Obligation) or Guarantee in principal amount in excess of $2,000,000 beyond the period of grace if any, provided in the instrument or agreement under which such Debt or Guarantee was created or (ii) default in the observance or performance of any other provision or condition contained in any instrument or agreement evidencing, securing or relating to such Debt or Guarantee described in clause
(i) above beyond the period of grace if any, provided in such instrument or agreement; PROVIDED, that no Event of Default shall occur hereunder by reason of the Borrower or any of its Subsidiaries' good faith exercise of its rights of offset contained in any Seller Financing (or similar financing described on
SCHEDULE 7.1(V)) for breaches, violations or inaccuracies in any representations, warranties or undertakings of a seller in connection with a Permitted Acquisition (or any acquisition which occurred prior to March 16, 1998).

          (f) CHANGE IN CONTROL. (i) Any person or group of persons (within the meaning of Section 13(d) of the Exchange Act) shall obtain ownership or control in one or more series of transactions of more than forty percent (40%) of the common stock or forty percent (40%) of the voting power of the Borrower entitled to vote in the election of members of the board of directors of the Borrower,
(ii) less than a majority of the members of the board of directors of the Borrower are Persons who (A) were members of the board of directors of the Borrower on the Closing Date or (B) were nominated for election or elected to such board of directors with the approval of a majority of the Persons who meet the qualifications of clause (A) or this clause (B) who were members of the board of directors at the time of such nomination or election or (iii) except as permitted in Section 11.5, any Guarantor shall cease to be a Wholly-Owned Subsidiary of the Borrower (any such event, a "CHANGE IN CONTROL").

          (g) VOLUNTARY BANKRUPTCY PROCEEDING. The Borrower or any Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (iii) apply for or consent to, or fail to contest in a timely and appropriate manner, the

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appointment of, or the taking of possession by, a receiver,  custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (iv) admit in writing its inability to pay its debts as they become due; (v) make a general assignment for the benefit of creditors; or (vi) take any corporate action for the purpose of authorizing any of the foregoing.

          (h) INVOLUNTARY BANKRUPTCY PROCEEDING. A case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for the Borrower or any of its Subsidiaries or for all or any substantial part of its assets, domestic or foreign, and (A) such Person shall consent to or fail to contest in a timely and appropriate manner any such case or proceeding or (B) such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive calendar days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

          (i) FAILURE OF AGREEMENTS. Any material provision of the Subsidiary Guaranty shall for any reason cease to be valid and binding on the Subsidiary Guarantors or any Subsidiary Guarantor shall so state in writing, in each case other than in accordance with the express terms thereof and except where such circumstance arises as a result of the action or inaction of the Agent or any Lender.

          (j) TERMINATION  EVENT. The occurrence of any of the following events:
(i) the Borrower or any ERISA Affiliate fails to make full payment when due (or promptly after the Borrower obtains knowledge of any such amounts which are due), which under the provisions of any Pension Plan or Section 412 of the Code, the Borrower or any ERISA Affiliate is required to pay as contributions thereto;
(ii) an accumulated funding deficiency in excess of $1,000,000 occurs or exists, whether or not waived, with respect to any Pension Plan; (iii) a Termination Event resulting in liability the Borrower or any ERISA Affiliate in excess of $1,000,000; or (iv) the Borrower or any ERISA Affiliate as employers under one or more Multiemployer Plan makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $1,000,000.

          (k) JUDGMENT. A judgment or order for the payment of money which exceeds $1,000,000 in amount shall be entered against the Borrower or any of its Subsidiaries by any court and such judgment or order shall continue undischarged, unstayed or unbonded for a period of thirty (30) days.

          (l) ATTACHMENT. A warrant or writ of attachment or execution or similar process shall be issued against any property of the Borrower or any Subsidiary thereof which exceeds $1,000,000 in value and such warrant or process shall continue undischarged or unstayed for a period of thirty (30) days (or in any event later than five days prior to the date of any proposed sale thereunder).

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          (m) NET CONTRACT LOSS. The Borrower experiences a Net Contract Loss in any fiscal quarter exceeding $5,000,000.

          (n) MEDICARE/MEDICAID PARTICIPATION. The Borrower or any of its Subsidiaries, in each case to the extent it is engaged in the business of providing services for which Medicare or Medicaid reimbursement is sought, shall for any reason, including, without limitation, as the result of any finding, designation or de-certification, lose its right or authorization, or otherwise fail to be eligible, to participate in Medicaid or Medicare programs or to accept assignments or rights to reimbursements under Medicaid regulations or Medicare regulations, or the Borrower or any Subsidiary has, for any reason, had its right to receive reimbursements under Medicaid or Medicare regulations suspended, and such loss, failure or suspension (together with all such other losses, failures and suspensions continuing at such time) could reasonably be expected to result in (i) a Material Adverse Effect or (ii) Consolidated Net Revenues for the immediately preceding four fiscal quarter period of the Borrower constituting less than 95% of Consolidated Net Revenues for any preceding four fiscal quarter period of the Borrower.

          (o) REDEMPTION OF PREFERRED STOCK. The Borrower shall fail to redeem the Preferred Stock in accordance with the terms and conditions of the Certificate of Designation.

     Section 12.2 REMEDIES. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by written notice to the Borrower:

          (a) ACCELERATION; TERMINATION OF FACILITIES. Declare the principal of and interest on the Loans, the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders, Issuing Bank and to the Agent under this Agreement or any of the other Loan Documents (including without limitation all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder, and all New Facility Loans, whether or not the beneficiaries of the New Letters of Credit which have been cash collateralized with the proceeds thereof, have made a drawing thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or any additional notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Aggregate Commitment; PROVIDED, that upon the occurrence of an Event of Default specified in Section 12.1(g) or (h), the Aggregate Commitment shall be automatically terminated and all Obligations shall automatically become due and payable.

          (b) LETTERS OF CREDIT. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the Borrower at such time to deposit in a cash collateral account opened by the Issuing Bank an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Issuing Bank to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be paid over to the Agent for application to the other Obligations. After all such Letters of Credit shall

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have expired or been fully drawn upon, the Reimbursement  Obligations shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower.

          (c) RIGHTS OF COLLECTION. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Credit Parties' Obligations.

     Section 12.3 RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC. The enumeration of the rights and remedies of the Agent, the Issuing Bank and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Agent, the Issuing Bank and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Agent, the Issuing Bank or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Agent, the Issuing Bank and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

     Section 12.4 CREDITING OF PAYMENTS AND PROCEEDS. In the event that the Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 12.2, all payments received by the Agent, the Lenders and the Issuing Bank with respect to the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Borrower hereunder, then to all indemnity obligations then due and payable by the Borrower hereunder, then to all Agent's and Issuing Bank's fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Notes, the Reimbursement Obligations and any termination payments due in respect of a Hedging Agreement with any Lender (PRO RATA in accordance with all such amounts due as if the Borrower were to pay all amounts on such date) and then to the principal amount of the Notes and Reimbursement Obligations, and then to the cash collateral account described in
Section 12.2(b) hereof to be applied to the payment of any drafts under the Letters of Credit then outstanding, in that order.

     Section 12.5 SET-OFF. Except to the extent prohibited by law, in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee of a Lender in accordance with Section 14.9 are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, excluding government securities required by Applicable Law to be held as security for worker's compensation and similar claims) and any other indebtedness at any time held or owing by the Lenders or the Issuing Bank, or any such assignee or participant to or for the credit or

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the  account of the Credit  Parties  against  and on account of the  Obligations irrespective of whether or not (a) the Lenders and the Issuing Bank shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 12.2.

                                   ARTICLE 13
                                    THE AGENT

     Section 13.1 APPOINTMENT. Each of the Lenders hereby irrevocably designates and appoints Wachovia Bank as the Agent of such Lender under this Agreement and the other Loan Documents and each such Lender irrevocably authorizes Wachovia Bank as Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Agent. To the extent any provision of this Agreement permits action by the Agent, the Agent shall, subject to the provisions of
Section 14.10 hereof and of this Article 13, take such action if directed in writing to do so by the Required Lenders.

     Section 13.2 DELEGATION OF DUTIES. The Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Agent with reasonable care.

     Section 13.3 EXCULPATORY PROVISIONS. Neither the Agent or the Issuing Bank nor any of their respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any of its Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent or the Issuing Bank under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Borrower or any of its Subsidiaries to perform its obligations hereunder or thereunder. Neither the Agent nor the Issuing Bank shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries.

     Section 13.4 RELIANCE BY THE AGENT AND ISSUING BANK. The Agent and the Issuing Bank shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit,

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letter,  cablegram,  telegram,  telecopy, telex or teletype message,  statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Credit Parties), independent accountants and other experts selected by the Agent. The Agent and the Issuing Bank may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 14.9 hereof. The Agent and the Issuing Bank shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless they shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as they deem appropriate or they shall first be indemnified to their satisfaction by the Lenders against any and all liability and expense which may be incurred by them by reason of taking or continuing to take any such action except for their own gross negligence or willful misconduct. The Agent and the Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

     Section 13.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     Section 13.6 NON-RELIANCE ON THE AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Agent, the Issuing Bank nor any of their respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Agent or the Issuing Bank hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent or the Issuing Bank to any Lender. Each Lender represents to the Agent and the Issuing Bank that it has, independently and without reliance upon the Agent, the Issuing Bank or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent, the Issuing Bank or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder or by the other Loan Documents, neither the Agent nor the Issuing Bank shall have any duty or responsibility to provide any Lender

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with any  credit  or other  information  concerning  the  business,  operations, property, financial and other condition or creditworthiness of the Borrower and its Subsidiaries which may come into the possession of the Agent, the Issuing Bank or any of their respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

     Section 13.7 INDEMNIFICATION. The Lenders agree to indemnify the Agent, in its capacity as such, the Issuing Bank, in its capacity as such and (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes or any Reimbursement Obligation) be imposed on, incurred by or asserted against the Agent or the Issuing Bank in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent or the Issuing Bank under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's or the Issuing Bank's bad faith, gross negligence or willful misconduct. The agreements in this Section 13.7 shall survive the payment of the Notes, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.

     Section 13.8 THE AGENT AND ISSUING BANK IN THEIR INDIVIDUAL CAPACITIES. The Agent, the Issuing Bank and their respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Agent were not an Agent hereunder and the Issuing Bank were not an Issuing Bank hereunder. With respect to any Extensions of Credit made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

     Section 13.9 RESIGNATION OF THE AGENT; SUCCESSOR AGENTS. If at any time the Agent deems it advisable, in its sole discretion, it may submit to each of the Lenders, the Issuing Bank and the Borrower a written notification of its resignation as the Agent under this Agreement, such resignation (subject to the further provisions of this Section 13.9) to be effective on the sixtieth day after the date of such notice. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and accepted such appointment within sixty (60) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which successor Agent shall be either a Lender or if none of the Lenders is willing to serve as successor Agent, a bank having combined capital and surplus of at least $100,000,000. The Borrower shall pay the successor Agent a reasonable agency fee for serving in such capacity. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The successor Agent shall not succeed to or assume by virtue of accepting the role as successor Agent any of the liabilities of the retiring Agent that accrued prior to the date of the successor Agent's assumption of the duties of the retiring

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Agent.  After any  retiring  Agent's  resignation  hereunder  as the Agent,  the provisions of this Section 13.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent. The Borrower, the Lenders and the successor Agent shall execute such documents as shall be necessary to effect such appointment.

                                   ARTICLE 14
                                  MISCELLANEOUS

     Section 14.1 NOTICES.

          (a) METHOD OF COMMUNICATION. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing if otherwise permitted by this Agreement. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the fifth Business Day following the date sent by certified mail, return receipt requested. Nothing is this Section 14.1(a) shall be deemed to modify the presentment and notice provisions contained in the Letters of Credit. A telephonic notice to the Agent as understood by the Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

          (b) ADDRESSES FOR NOTICES. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

          If to any Credit Party:   Rural/Metro Corporation
                                    8401 E. Indian School Road
                                    Scottsdale, Arizona 85251
                                    Attention: John Banas
                                    Telephone: (480) 606-3301
                                    Telecopy:  (480) 606-3415

                                    and

                                    Attention: Jack Brucker
                                    Telephone: (480) 606-3620
                                    Telecopy:  (480) 606-3619

          with copies to:           Squire, Sanders & Dempsey LLP
                                    40 North Central Avenue
                                    Suite 2700
                                    Phoenix, Arizona 85004
                                    Attention: Tom Salerno
                                    Telephone: (602) 528-4043
                                    Telecopy:  (602) 253-8129

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
          If to Wachovia Bank,

          as Agent or Issuing Bank: Wachovia Bank National Association
                                    301 S. College Street, NC-0537
                                    Charlotte, NC 28288-0537
                                    Attention: Ron Ferguson
                                    Telephone: (704) 373-4560
                                    Telecopy:  (704) 383-6249

                                    and

                                    Attention: Paul Hulbert
                                    Telephone: (704) 715-1728
                                    Telecopy:  (704) 383-6249

          with copies to:           Milbank, Tweed, Hadley & McCloy
                                    601 S. Figueroa Street
                                    Suite 3000
                                    Los Angeles, California 90017
                                    Attention: Gregory Bray, Esq.
                                    Telephone: (213) 892-4470
                                    Telecopy:  (213) 892-4770


          If to any Lender:         At the address for notices set forth
                                    opposite such Lender's name on SCHEDULE 1 hereto

          (c) AGENT'S OFFICE. The Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Agent's Office referred to herein, to which payments due are to be made and at which Extensions of Credit will be disbursed.

     Section 14.2 EXPENSES. The Borrower will pay all reasonable out-of-pocket expenses of the Agent, the Issuing Bank and the Lenders in connection with: (a) the preparation, negotiation, execution and delivery of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including all reasonable syndication and due diligence expenses, reasonable appraiser's fees, reasonable search fees, recording fees, taxes and reasonable fees and disbursements of Milbank, Tweed Hadley & McCloy, LLP, counsel for the Agent, the Issuing Bank and the Lenders; (b) the preparation, execution and delivery of any waiver, amendment or consent by the Agent, the Issuing Bank or the Lenders relating to this Agreement or any of the other Loan Documents, including reasonable fees and disbursements of one law firm for the Agent, the Issuing Bank and the Lenders, reasonable search fees, reasonable appraiser's fees, recording fees and taxes imposed in connection therewith, whether or not such amendment, waiver or consent shall be executed or become effective; and (c) consulting with one or more Persons, including one firm each of appraisers, accountants, engineers and attorneys, concerning or related to the nature, scope or value of any right or remedy of the Agent, the Issuing Bank or any of the

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Lenders hereunder or under any of the other Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the reasonable fees and disbursements of such Persons. In addition, the Borrower will pay all reasonable out-of-pocket expenses of the Agent, the Issuing Bank and each Lender in connection with prosecuting or defending any claim in any way arising out of, related to, connected with, or enforcing any provision of, this Agreement or any of the other Loan Documents, in connection with any refinancing or restructuring of the credit arrangements provided by this Agreement in the nature of a "workout" or pursuant to any insolvency or bankruptcy proceedings, which expenses shall include the reasonable fees and disbursements of one law firm and of experts and other consultants retained by the Agent, the Issuing Bank or any of the Lenders (including allocated costs of in-house counsel of any of the Agents, the Issuing Banks or Lenders), or in connection with the any pending lawsuits against the Borrower or any Credit Party or any of their respective officers or directors, including two purported class actions suits captioned: HASKELL V. RURAL/METRO CORPORATION, ET AL., Civil Action C-328448 filed on August 25, 1998 in Pima County, Arizona Superior Court and RUBLE V. RURAL/METRO CORPORATION, ET AL., CIV 98--413-TUC-JMR, filed on September 2, 1998 in the United States District Court for the District of Arizona.

     Section 14.3 GOVERNING LAW. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

     Section 14.4 CONSENT TO JURISDICTION. The Borrower hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in New York County, New York, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrower hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Agent, the Issuing Bank or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices contained in Section 14.1. Nothing in this Section 14.4 shall affect the right of the Agent, the Issuing Bank or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Agent, the Issuing Bank or any Lender to bring any action or proceeding against the Borrower or its properties in the courts of any other jurisdictions.

     Section 14.5 ARBITRATION.

          (a) BINDING ARBITRATION. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Notes, any other Loan Documents (other than the Letters of Credit and the Applications) ("DISPUTES"), between or among parties to the Notes, any other Loan Document (other than the Letters of Credit and the Applications) shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims

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brought as class  actions,  claims  arising from Loan  Documents(other  than the
Letters of Credit and the Applications) executed in the future, claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents(other than the Letters of Credit and the Applications). The parties hereto acknowledge and agree that any and all disputes, claims or controversies arising out of, connected with or relating to the Letters of Credit, Applications and Reimbursement Obligations shall not be subject to the binding arbitrations provisions set forth herein. Arbitration shall be conducted under and governed by the Commercial Financial Disputes
Arbitration  Rules  (the  "ARBITRATION   RULES")  of  the  American  Arbitration
Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in New York, New York. The expedited procedures set forth in Rule 51, ET SEQ. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any
Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited
procedure   shall  be  a  retired  judge  from  the  highest  court  of  general jurisdiction, state or federal, of the state where the hearing will be conducted. The arbitrators shall be appointed as provided in the Arbitration Rules.

          (b) PRESERVATION OF CERTAIN REMEDIES. Notwithstanding the preceding binding arbitration provisions, the Agent and the Lenders preserve, without diminution, certain remedies that the Agent and the Lenders may employ or exercise freely, either alone, in conjunction with or during a Dispute. The Agent and the Lenders shall have and hereby reserve the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under Applicable Law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property and (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     Section 14.6 WAIVER OF JURY TRIAL. WITH RESPECT TO ANY AND ALL DISPUTES WHICH CANNOT BE ARBITRATED NOTWITHSTANDING THE INTENT OF THE PARTIES HERETO TO HAVE SUCH DISPUTE RESOLVED BY BINDING ARBITRATION, THE PARTIES TO SUCH DISPUTE AGREE TO HAVE SUCH DISPUTE RESOLVED IN A BENCH TRIAL AND, ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE AGENT, THE ISSUING BANK, EACH LENDER AND THE BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES, THE OTHER LOAN DOCUMENTS OR THE REIMBURSEMENT OBLIGATIONS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

     Section 14.7 REVERSAL OF PAYMENTS. To the extent the Borrower makes a payment or payments to the Agent or the Issuing Bank for the benefit of the Lenders and/or the Issuing Bank in accordance with this Agreement, which

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payments or proceeds or any part thereof are subsequently invalidated,  declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Agent or the Issuing Bank.

     Section 14.8 INJUNCTIVE RELIEF. The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders or the Issuing Bank. Therefore, the Borrower agrees that the Lenders, at the Lenders' or the Issuing Bank's option, as applicable, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 14.9 SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

          (a) BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Borrower , the Agent, the Issuing Bank and the Lenders, all future holders of the Notes, and their respective successors and assigns, except that the Borrower may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) ASSIGNMENT BY LENDERS. Each Lender may, with the consent of the Agent and the Issuing Bank, which consent shall not be unreasonably withheld, assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Obligations at the time owing to it and the Notes held by
it); PROVIDED, that:

               (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement;

               (ii) the Commitment of the assigning Lender to be assigned shall not be less than $5,000,000 (other than assignments of the entire Commitment of a Lender or assignments to another Lender).

               (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, with a copy to the Issuing Bank, an Assignment and Acceptance in the form of EXHIBIT E attached hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with any Note or Notes subject to such assignment and a side letter regarding voting rights in the form referenced in the Assignment and Acceptance;

               (iv) such assignment shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state; and

               (v) the assigning Lender shall pay to the Agent an assignment fee of $3,000 upon the execution by such Lender of the Assignment and Acceptance.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

          (c) REGISTER. The Agent, acting for this limited purpose in the capacity as an agent of the Borrower, shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the amount of the Obligations with respect to each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent, the Issuing Bank and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Issuing Bank or Lender at any reasonable time and from time to time upon reasonable prior notice. The Borrower agrees to indemnify the Agent for acting as its agent in maintaining the Register on the same terms as the Lenders' indemnification obligations set forth in Section 13.7 and such provision shall be incorporated herein MUTATIS MUTANDIS for the Borrower's indemnification of the Agent acting as its agent hereunder.

          (d) ISSUANCE OF NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment and the written consent to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of EXHIBIT E:

               (i) accept such Assignment and Acceptance;

               (ii) record the information contained therein in the Register;

               (iii) give prompt notice thereof to the Lenders, the Issuing Bank and the Borrower; and

               (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrower.

Within five (5) Business Days after receipt of notice, the Borrower shall execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such Eligible Assignee in amounts equal to the Commitment assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the Closing Date and shall otherwise be in substantially the form of the assigned Notes delivered to the assigning Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrower.

          (e) PARTICIPATIONS. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Notes held by it); PROVIDED that:

               (i) each such participation shall be in an amount not less than $3,000,000;

               (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitment) shall remain unchanged;

               (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

               (iv) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement;

               (v) the Borrower, the Issuing Bank, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement;

               (vi) such Lender shall not permit such participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Loan or Reimbursement Obligation, extend the term or increase the amount of the Commitment of such participant, reduce the amount of any fees to which such participant is entitled, or, extend any scheduled payment date for principal; and

               (vii) any such disposition shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state.

     Any information disclosed by or on behalf of the Borrower or any of its Subsidiaries or acquired Person to the Agent, the Issuing Bank or any of the Lenders and any information obtained by the Agent, the Issuing Bank or any of the Lenders pursuant to the provisions of, or in connection with, this Agreement shall be used solely for purposes of this Agreement and not in any other manner, and, if such information is not otherwise in the public domain, shall not be disclosed by the Agent, the Issuing Bank or such Lender to any other Person except (A) to its independent accountants, auditors, officers, directors, and legal counsel (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (B) pursuant to statutory and regulatory requirements, including, without limitation, state and federal bank regulators (C) pursuant to any mandatory court order, subpoena or other legal process, (D) subject to an agreement containing provisions substantially the same as those of this Section, to any participant in or assignee of, or prospective participant in or assignee of, any Loan, (E) except to enforce the Agent's, the Issuing Bank's or any Lender's rights and remedies under this Agreement or the other Loan Documents (it being understood that prior to any such disclosures contemplated by clause (C) above, the Agent, the Issuing Bank or such Lender shall, if practicable, give the Borrower prior written notice of such disclosure).

          (f) CERTAIN PLEDGES OR ASSIGNMENTS. Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

     Section 14.10 AMENDMENTS, WAIVERS AND CONSENTS. Except as set forth below or as otherwise provided herein or in any of the other Loan Documents, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Agent with the consent of the Required Lenders) and delivered to the Agent and, in the case of an amendment, signed by the Borrower; PROVIDED, that no amendment, waiver or consent shall (i) increase the amount or extend the time of the obligation of the Lenders to make Loans or to repay the Reimbursement Obligations, (ii) extend the originally scheduled time or times of payment of the principal of any Loan or Reimbursement
Obligation, or the time or times of payment of interest on any Loan or Reimbursement Obligation, (iii) reduce the rate of interest or fees payable on any Loan (other than amendments or waivers with respect to interest paid at the default rate pursuant to Section 5.1(c)), (iv) permit any subordination of the principal or interest on any Loan or Reimbursement Obligation, (v) reduce the "Guaranteed Obligations" as defined in Subsidiary Guaranty or release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty, or (vi) amend the provisions of this Section 14.10, the number of Lenders required to approve any amendment or waiver otherwise set forth herein, or the definition of Required Lenders, without the prior written consent of each Lender and the Issuing Bank. In addition, (a) no amendment, waiver or consent to the provisions of Article 13 shall be made without the prior written consent of the Agent, (b) no amendment, waiver or consent to any provision of this Agreement affecting the rights, obligations or remedies of the Issuing Bank shall be made without the prior written consent of the Issuing Bank, (c) no amendment, waiver or consent to any provision of this Agreement affecting the rights, obligations or remedies of the Term Loan Lenders shall be made without the prior written consent of the Term Loan Lenders holding at least fifty-one percent (51%) of the outstanding Term Loans and (d) no amendment, waiver or consent to any provision of this Agreement affecting the rights, obligations or remedies of the New Facility Lenders shall be made without the prior written consent of the New Facility Lenders holding at least fifty-one percent (51%) of the outstanding New Facility Loans.

     Section  14.11  PERFORMANCE  OF  THE  BORROWER'S   DUTIES.  The  Borrower's
obligations under this Agreement and each of the Loan Documents shall be performed by the Borrower at its sole cost and expense.

     Section 14.12 INDEMNIFICATION. The Borrower agrees to reimburse the Agent, the Issuing Bank and the Lenders for all reasonable out-of-pocket costs and expenses, including all reasonable counsel (including the allocated cost of in-house counsel), appraisal, or other expert or consultant fees and disbursements incurred, and to indemnify and hold the Agent, the Issuing Bank and the Lenders harmless from and against all losses suffered by the Agent, the Issuing Bank and the Lenders (up to the maximum amount permitted under applicable law) in connection with (a) the exercise by the Agent, the Issuing Bank or the Lenders of any right or remedy granted to them under this Agreement or any of the other Loan Documents, (b) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement or any of the other Loan Documents, and (c) the collection or enforcement of the Obligations or any of them; PROVIDED, that the Borrower shall not be obligated to reimburse the Agent, the Issuing Bank or any Lender for costs and expenses, or indemnify the Agent, the Issuing Bank or any Lender for any loss that is finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of the Agent, the Issuing Bank or such Lender, respectively.

     Section 14.13 ALL POWERS COUPLED WITH INTEREST. All powers of attorney and other authorizations granted to the Lenders, the Issuing Bank, the Agent and any Persons designated by the Agent, the Issuing Bank or Lenders pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Commitments have not been terminated.

     Section 14.14 SURVIVAL OF INDEMNITIES. Notwithstanding any termination of this Agreement, the indemnities to which the Agent, the Issuing Bank and the Lenders are entitled under the provisions of this Article 14 and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Agent, the Issuing Bank and the Lenders against events arising after such termination as well as before.

     Section 14.15 TITLES AND CAPTIONS. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

     Section 14.16 SEVERABILITY OF PROVISIONS. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 14.17 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

     Section 14.18 TERM OF AGREEMENT. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

     Section 14.19 ADJUSTMENTS. If any Lender (a "BENEFITED LENDER") shall at any time receive any payment of all or part of the Obligations (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to any other Lender, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Extensions of Credit, as shall be necessary to cause such Benefited Lender to share the excess payment ratably with each of the Lenders; PROVIDED, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

     Section 14.20 INDEPENDENT EFFECT OF COVENANTS. The Borrower expressly acknowledges and agrees that each covenant contained in Articles 9, 10 and 11 hereof shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles 9, 10 or 11 if, before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Articles 9, 10 or 11.

     Section 14.21 NON-DISCLOSURE AGREEMENT. Notwithstanding any other provision of this Agreement, with respect to the Board Information, each of the Borrower, the Agent and the Lenders shall be bound by the provisions of the Non-Disclosure Agreement attached hereto as ANNEX B.

     Section 14.22 REPRESENTATIONS REGARDING THE SERIES B PREFERRED STOCK. Each Lender, on its own behalf or on behalf of its designee who is to receive any shares of Series B Preferred Stock, represents and warrants to the Borrower that:

          (a) PURCHASE ENTIRELY FOR OWN ACCOUNT. Such Lender, or such designee, is purchasing the Series B Preferred Stock for its own account, for investment purposes and not with a view to the resale or distribution of any part thereof. Such Lender, or such designee, will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Series B Preferred Stock or the common stock issuable upon conversion thereof, except in compliance with the Securities Act of 1933, as amended. By executing this Agreement, each Lender further represents that such Lender, or such designee, does not have any contract, undertaking, agreement or arrangement with any person to sell or transfer to such person or to any third person, the Series B Preferred Stock.

          (b) DISCLOSURE OF INFORMATION. Such Lender, or such designee, further represents that it has had an opportunity to ask questions and receive answers from the Borrower regarding the terms and conditions of the Series B Preferred Stock and the business, properties and financial condition of the Borrower and to obtain additional information (to the extent the Borrower possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Lender or its designee solely in connection with the acquisition of the Series B Preferred Stock. The foregoing, however, does not limit or modify the representations and warranties of the Borrower in ARTICLE 7 of this Agreement or the right of such Lender or its designee to rely thereon.

          (c) INVESTMENT EXPERIENCE. Such Lender, or such designee, represents that it is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended. Such Lender, or its designee, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series B Preferred Stock. Such Lender, or its designee, also represents it has not been organized solely for the purpose of acquiring the Series B Preferred Stock.

          (d) RESTRICTED SECURITIES. Such Lender, or its designee, understands that shares of the Series B Preferred Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended, only in certain limited circumstances. In addition, such Lender, or its designee, represents that it is familiar with SEC Rule 144, as currently in effect and understands the resale limitations imposed thereby. Each Lender, or its designee, understands that no public market currently exists for the Series B Preferred Stock and that there are no assurances that any such market will be created.

     Section 14.23 COVENANT REGARDING VOTING THE SERIES B PREFERRED STOCK. At any meeting of Borrower's stockholders prior to conversion of the Series B Preferred Stock, each Lender hereby agrees to vote, or cause its designee to vote, each share of its Series B-1 Preferred Stock having voting rights in favor of any proposal to increase Borrower's authorized common stock to facilitate the conversion of the Series B Preferred Stock.

     Section 14.24 CANCELLATION OF THE NEW FACILITY. Each of the Borrower, the Agent and the Lenders hereby acknowledges and agrees that the Borrower has elected not to utilize the New Facility as of the Closing Date and pursuant to
Section 3.1(b)(i), the New Facility has been deemed to be canceled and all New Facility Commitments are zero. The parties hereto agree that this Agreement shall be construed for all purposes without given any effect to any provisions contained in this Agreement relating to the New Facility, the New Facility Commitment, the New Facility Loans, and the New Facility Lenders.

     Section 14.25 CANCELLATION OF THE EXISTING NOTES. Upon the satisfaction (or waiver by the Lenders and the Issuing Bank) of the conditions precedent to effectiveness of this Agreement and upon the issuance of the Notes evidencing the Obligations under this Agreement, all promissory notes previously executed by the Borrower to evidence the Existing Obligations shall be deemed cancelled and of no further force and effect and shall be superseded by the Notes executed and delivered to the Lenders by the Borrower pursuant to this Agreement.

                           [SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.


                                BORROWER:

                                RURAL/METRO CORPORATION,
                                A DELAWARE CORPORATION


                                By: /s/ John S. Banas III
                                    --------------------------------------------
                                Name: John S. Banas III
                                      ------------------------------------------
                                Title: Senior Vice President and General Counsel
                                       -----------------------------------------

                                AGENT:

                                WACHOVIA BANK NATIONAL ASSOCIATION,
                                as Agent


                                By: /s/ Ron R. Ferguson
                                    --------------------------------------------
                                Name: Ron R. Ferguson
                                      ------------------------------------------
                                Title: Managing Director
                                       -----------------------------------------

                                LENDERS:

                                SPECIAL VALUE BOND FUND II, LLC

                                By: SVIM/MSM II, LLC
                                    Its Managing Member

                                    By: Tennenbaum & Co., LLC
                                        Its Managing Member

                                By: /s/ Howard M. Levkowitz
                                    --------------------------------------------
                                Name: Howard M. Levkowitz
                                      ------------------------------------------
                                Title: Portfolio Manager
                                       -----------------------------------------

                                GENERAL ELECTRIC CAPITAL CORPORATION


                                By: /s/ Patrick Flynn
                                    --------------------------------------------
                                Name: Patrick Flynn
                                      ------------------------------------------
                                Title: Risk Mngr.
                                       -----------------------------------------

                                CONTINENTAL CASUALTY COMPANY


                                By: /s/ Marilou R. Mcgirr
                                    --------------------------------------------
                                Name: Marilou R. Mcgirr
                                      ------------------------------------------
                                Title: Vice President
                                       -----------------------------------------

                                HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.


                                By: Highland Capital Management, L.P.,
                                    Its General Partner


                                By: /s/ Todd Travers
                                    --------------------------------------------
                                Name: Todd Travers
                                      ------------------------------------------
                                Title: Senior Portfolio Manager
                                       -----------------------------------------

                                CERBERUS PARTNERS, L.P.

                                By: Cerberus Associates, L.L.C.
                                    Its General Partner


                                By: /s/ Mark A. Neporent
                                    --------------------------------------------
                                Name: Mark A. Neporent
                                      ------------------------------------------
                                Title: Vice President
                                       -----------------------------------------

                                PAMCO CAYMAN LTD.


                                By: Highland Capital Management, L.P.,
                                    as Collateral Manager


                                By: /s/ Todd Travers
                                    --------------------------------------------
                                Name: Todd Travers
                                      ------------------------------------------
                                Title: Senior Portfolio Manager
                                       -----------------------------------------


                                PAM CAPITAL FUNDING LP

                                By: Highland Capital Management, L.P.,
                                    as Collateral Manager


                                By: /s/ Todd Travers
                                    --------------------------------------------
                                Name: Todd Travers
                                      ------------------------------------------
                                Title: Senior Portfolio Manager
                                       -----------------------------------------

                                   EXHIBIT A-1
                                       to
                  Second Amended and Restated Credit Agreement
                         dated as of September 30, 2002
                                  by and among
                            Rural/Metro Corporation,
                                  as Borrower,
                        the Lenders referred to therein,
                                       and
                       Wachovia Bank National Association
                       (f/k/a First Union National Bank),
                                    as Agent


                                FORM OF TERM NOTE

                                    TERM NOTE


$________________                                             September __, 2002


     FOR VALUE RECEIVED, Rural/Metro Corporation, a corporation organized under the laws of Delaware (the "BORROWER"), promises to pay to the order of ____________________, (the "LENDER"), the principal sum of _________________
($__________) at the place and times provided in the Second Amended and Restated Credit Agreement dated as of September ___, 2002 (as amended, restated, modified or otherwise supplemented from time to time, the "CREDIT AGREEMENT") by and among the Borrower, the financial institutions which are or may become a party thereto (collectively, the "LENDERS"), and Wachovia Bank National Association (f/k/a First Union National Bank), as Agent for the Lenders. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

     The unpaid principal amount of this Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 5.1 of the Credit Agreement. All payments of principal and interest on this Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.

     This Note is one of the Term Notes referred to in the Credit Agreement and is entitled to the benefits of the Credit Agreement to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Note and on which such Obligations may be declared to be immediately due and payable. This Note evidences existing Obligations incurred under the Existing Credit Agreement, which were converted into Obligations under the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

     The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt and Earn-Out Obligations referred to in the Credit Agreement.

     The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Note.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the undersigned Borrower has executed this Note under seal as of the day and year first above written.


                                        RURAL/METRO CORPORATION,
                                        a Delaware corporation


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    EXHIBIT F
                                       to
                  Second Amended and Restated Credit Agreement
                         dated as of September 30, 2002
                                  by and among
                            Rural/Metro Corporation,
                                  as Borrower,
                        the Lenders referred to therein,
                                       and
                       Wachovia Bank National Association
                       (f/k/a First Union National Bank),
                                    as Agent


                           FORM OF SUBSIDIARY GUARANTY

               AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT

     THIS AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT (this "GUARANTY"), dated as of September 30, 2002, made by each of the Subsidiaries of Rural/Metro Corporation, a Delaware corporation (the "BORROWER") listed on the signature pages hereto (individually and collectively, and jointly and severally, the "GUARANTORS"), in favor of WACHOVIA BANK NATIONAL ASSOCIATION (f/k/a FIRST UNION NATIONAL BANK), a national banking association, as Agent (the "AGENT") for the ratable benefit of itself and the Lenders (the "LENDERS") party to the Second Amended and Restated Credit Agreement dated of even date (as amended, restated, modified or supplemented from time to time, the "CREDIT AGREEMENT") between the Borrower, the financial institutions which are, or may from time to time become, party thereto (collectively, the "LENDERS") and the Agent.

                                    RECITALS

     WHEREAS, Borrower, Lenders and Agent entered into that certain Amended and Restated Credit Agreement dated as of March 16, 1998 (as amended, restated, modified or otherwise supplemented from time to time, the "EXISTING CREDIT AGREEMENT");

     WHEREAS, Borrower, Lenders, Agent and Guarantors desire to amend and restate the Existing Credit Agreement in its entirety as provided in the Credit Agreement; and

     WHEREAS, Guarantors entered into that certain Subsidiary Guaranty Agreement date as of March 16, 1998 (as amended, restated, modified or otherwise supplemented from time to time, the "EXISTING SUBSIDIARY GUARANTY");

     WHEREAS, in connection with the transactions contemplated by the Credit Agreement, the Lenders have requested, and each of the Guarantors have agreed to amend and restate the Existing Guaranty and execute and deliver, this Guaranty.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and to induce the Lenders to continue to make available Loans pursuant to the Credit Agreement, it is agreed as follows:

     SECTION 1. DEFINITIONS. Capitalized terms used herein (including the preamble hereof) shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires or unless otherwise defined herein. References in the Credit Agreement to a "SUBSIDIARY GUARANTY" or herein to this "GUARANTY" shall include and mean this Guaranty, including all amendments, restatements, modifications and supplements hereto now or hereafter in effect.

     SECTION 2. GUARANTY OF OBLIGATIONS OF BORROWER. Each Guarantor hereby, jointly and severally with the other Guarantors, unconditionally guarantees to the Agent for the ratable benefit of itself and the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations of the Borrower, whether primary or secondary

(whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against the Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with the Agent or any Lender or acquired by the Agent or any Lender through assignment, endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of the Borrower to the Agent or any Lender, including all of the foregoing, being hereinafter collectively referred to as the "GUARANTEED OBLIGATIONS"); PROVIDED, that notwithstanding anything to the contrary contained herein, it is the intention of each Guarantor and the Lenders that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to any Guarantor or its assets, the amount of such Guarantor's obligations with respect to the Guaranteed Obligations shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery as a fraudulent conveyance or fraudulent transfer by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. ss.548, ss.550 of Title 11 of the United States Code) applicable in any such proceeding to such Guarantor and this Guaranty (collectively, "APPLICABLE INSOLVENCY LAWS"). To that end, but only in the event and to the extent that such Guarantor's obligations with respect to the
Guaranteed Obligations or any payment made pursuant to the Guaranteed Obligations would, but for the operation of the foregoing proviso, be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws, the amount of such Guarantor's obligations with respect to the Guaranteed Obligations shall be limited to the largest amount after taking into account, among other things, each Guarantor's right of contribution under Section 12 hereof, which after giving effect thereto, would not, under Applicable Insolvency Laws, render such Guarantor's obligations with respect to such Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the foregoing proviso and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the foregoing proviso shall in all events remain in full force and effect and be fully enforceable against such Guarantor. The foregoing proviso is intended solely to preserve the rights of the Agent hereunder against such Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither such Guarantor, the Borrower, any other Guarantor nor any other Person shall have any right or claim under such proviso that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

     SECTION 3. NATURE OF GUARANTY. Each Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

          (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, the Credit Agreement or any other Loan Document or any other agreement, document or instrument to which the Borrower or any Subsidiary thereof is or may become a party;

          (b) the absence of any action to enforce this Guaranty, the Credit Agreement or any other Loan Document or the waiver or consent by the Agent or any Lender with respect to any of the provisions of this Guaranty, the Credit Agreement or any other Loan Document;

          (c) the existence, value or condition of, or failure to perfect its Lien, if any, against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

          (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each Guarantor that, subject to the proviso in Section 2 hereof, its obligations under this Guaranty shall not be discharged until the final and indefeasible payment and performance, in full in cash, of the Guaranteed Obligations and the termination of the Commitments. To the extent permitted by Applicable Law, each Guarantor expressly waives all rights it may now or in the future have under any statute, or at law or in equity, or otherwise, to compel the Agent or any Lender to proceed in respect of the Guaranteed Obligations against the Borrower or any other party or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. To the extent permitted by Applicable Law, each Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Agent or any Lender to commence an action in respect of the Guaranteed Obligations against the Borrower, such Guarantor, any other guarantor or any other party or any security for the payment and performance of the Guaranteed Obligations. Each Guarantor agrees that any notice or directive given at any time to the Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Agent or such Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Agent and Lenders would decline to enter into the Credit Agreement.

     SECTION  4.  DEMAND BY THE  AGENT.  In  addition  to the terms set forth in
Section 3, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under the Credit Agreement are declared to be immediately due and payable, then the Guarantors shall, upon demand in writing therefor by the Agent to the Guarantors, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Guarantors shall be made to the Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available Dollars to an account designated by the Agent or at the address referenced herein for the giving of notice to the Agent or at any other address that may be specified in writing from time to time by the Agent.

     SECTION 5. WAIVERS. In addition to the waivers contained in Section 3, each Guarantor, to the extent permitted by law, waives and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Guarantor of its obligations under, or the enforcement by the Agent or the Lenders of, this Guaranty. Each Guarantor further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Agent, the Lenders or the Borrower whether now existing or which may arise in the future.

     SECTION 6. BENEFITS OF GUARANTY. The provisions of this Guaranty are for the benefit of the Agent and the Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrower, the Agent and the Lenders, the obligations of the Borrower under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by the Agent or any Lender to any Person or Persons, any reference to an "AGENT," or "LENDER" herein shall be deemed to refer equally to such Person or Persons.

     SECTION 7. MODIFICATION OF LOAN DOCUMENTS ETC. If the Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Guarantors:

          (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

          (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

          (c) amend or modify, in any manner whatsoever, the Loan Documents;

          (d) extend or waive the time for performance by any Guarantor, any other guarantor, the Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

          (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Agent or the Lenders have been granted a Lien, to secure any Debt of any Guarantor, any other guarantor or the Borrower to the Agent or the Lenders;

          (f) release anyone who may be liable in any manner for the payment of any amounts owed by any Guarantor, any other guarantor or the Borrower to the Agent or any Lender;

          (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Guarantor, any other guarantor or the Borrower are subordinated to the claims of the Agent or any Lender; or

          (h) apply any sums by whomever paid or however realized to any amounts owing by any Guarantor, any other guarantor or the Borrower to the Agent or any Lender in such manner as the Agent or any Lender shall determine in its reasonable discretion;

then neither the Agent nor any Lender shall incur any liability to any Guarantor as a result thereof, and no such action shall impair or release the obligations of any Guarantor under this Guaranty.

     SECTION 8. REINSTATEMENT. Each Guarantor agrees that, if any payment made by the Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid or the proceeds of any collateral are required to be refunded by the Agent or any Lender to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, any Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, each Guarantor's liability hereunder (and any Lien securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or collateral securing such Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien, if any) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Guarantor in respect of the amount of such payment (or any Lien securing such obligation).

     SECTION 9. REPRESENTATIONS AND WARRANTIES. To induce the Lenders to make any Loans, each Guarantor hereby represents and warrants that:

          (a) such Guarantor has the corporate right, power and authority to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize its execution, delivery and performance of, this Guaranty;

          (b) this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (c) the execution, delivery and performance of this Guaranty will not violate any provision of any Applicable Law or Material Contract obligation of such Guarantor and will not result in the creation or imposition of any Lien upon or with respect to any property or revenues of such Guarantor;

          (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

          (e) no actions, suits or proceedings before any arbitrator or Governmental Authority are pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties with respect to this Guaranty or any of the transactions contemplated hereby;

          (f) such Guarantor has such title to the real property owned by it and a valid leasehold interest in the real property leased by it, and has good and marketable title to all of its personal property sufficient to carry on its business free of any and all Liens of any type whatsoever, except those permitted by Section 11.3 of the Credit Agreement; and

          (g) as of the Closing Date, such Guarantor (i) has capital sufficient to carry on its business and transactions and all business and transactions in which it engages and is able to pay its debts as they mature, (ii) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies) and (iii) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

     SECTION 10. REMEDIES.

     (a) Upon the occurrence of any Event of Default, with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, enforce against the Guarantors their respective obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Agent hereunder, under the Loan Documents or otherwise.

     (b) No right or remedy herein conferred upon the Agent is intended to be exclusive of any other right or remedy contained herein or in any other Loan Document or otherwise, and every such right or remedy contained herein and therein or now or hereafter existing at law, or in equity, or by statute, or otherwise shall be cumulative. The Required Lenders may instruct the Agent to pursue, or refrain from pursuing, any remedy available to the Agent at such times and in such order as the Required Lenders shall determine, and the Required Lenders' election as to such remedies shall not impair any remedies against any Guarantor not then exercised. In addition, any election of remedies which results in the denial or impairment of the right of the Agent to seek a deficiency judgment against the Borrower shall not impair any Guarantor's obligation to pay the full amount of the Guaranteed Obligations.

     SECTION 11. NO SUBROGATION. Notwithstanding any payment or payments by any of the Guarantors hereunder, or any set-off or application of funds of any of the Guarantors by the Agent or any Lender, or the receipt of any amounts by the Agent or any Lender with respect to any of the Guaranteed Obligations, none of the Guarantors shall be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrower or the other Guarantors or against any collateral security or guarantee or right of offset held by the Agent or any Lender for the payment of the Guaranteed Obligations nor shall any of the Guarantors seek any reimbursement from the Borrower or any of the other Guarantors in respect of payments made by such Guarantor in connection with the Guaranteed Obligations, until all amounts owing to the Agent and the Lenders on account of the Guaranteed Obligations are paid in full in cash and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Agent, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.

     SECTION 12. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 11 of this Guaranty. The provisions of this Section 12 shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

     SECTION 13. MISCELLANEOUS.

     (a) ENTIRE AGREEMENT; AMENDMENTS. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof and may not be amended or supplemented except by a writing signed by each Guarantor and the Agent, consented to by such Lenders as required by Section 14.10 of the Credit Agreement.

     (b) HEADINGS. Titles and captions of sections and subsections in this Guaranty are for convenience of reference only, and neither limit or amplify the provisions of this Guaranty.

     (c) NOTICES. All notices and communications hereunder shall be given in accordance with Section 14.1 of the Credit Agreement.

     (d) BINDING EFFECT. This Guaranty shall bind each Guarantor and shall inure to the benefit of the Agent and Lenders and their respective successors and assigns. No Guarantor may assign this Guaranty or delegate any of its duties hereunder, other than in connection with the merger of such Guarantor into such other Person as permitted by Section 11.5 of the Credit Agreement.

     (e) NON-WAIVER. The failure of the Agent or any Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Agent or any Lender, nor excuse any Guarantor from its obligations hereunder. Any waiver of any such right or remedy by the Lenders must be in writing and signed by the Required Lenders.

     (f) TERMINATION. This Guaranty shall terminate and be of no further force or effect on the date when the Guaranteed Obligations have been indefeasibly paid in full.

     (g) GOVERNING LAW. This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.

     (h) CONSENT TO JURISDICTION. Each Guarantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in New York County, New York, in any action, claim or other proceeding arising out of any dispute in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations. Each Guarantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Agent or any Lender in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner referenced in Section 13(c). Nothing in this Section 13(h) shall affect the right of the Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Agent or any Lender to bring any action or proceeding against any Guarantor or its properties in the courts of any other jurisdictions.

     (i) BINDING ARBITRATION; WAIVER OF JURY TRIAL.

          (i) BINDING ARBITRATION. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty or any other Loan Documents ("DISPUTES"), between or among parties to this Guaranty or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents. Arbitration shall be conducted under and governed by the

     Commercial Financial Disputes Arbitration Rules (the "ARBITRATION RULES") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in New York, New York. The expedited procedures set forth in Rule 51, ET SEQ. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The arbitrators shall be appointed as provided in the Arbitration Rules.

          (ii) JURY TRIAL. WITH RESPECT TO ANY AND ALL DISPUTES WHICH CANNOT BE ARBITRATED NOTWITHSTANDING THE INTENT OF THE PARTIES HERETO TO HAVE SUCH DISPUTE RESOLVED BY BINDING ARBITRATION, THE PARTIES TO SUCH DISPUTE AGREE TO HAVE SUCH DISPUTE RESOLVED IN A BENCH TRIAL AND, ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE AGENT, EACH LENDER AND EACH GUARANTOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

          (iii) PRESERVATION OF CERTAIN REMEDIES. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the Loan Documents preserve, without diminution, certain remedies that Agent and the Lenders may employ or exercise freely, either alone, in conjunction with or during a Dispute. The Agent and the Lenders shall have and hereby reserve the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (A) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under Applicable Law or by judicial foreclosure and sale, (B) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (C) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (D) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     (j) EXPENSES. The Guarantors agree jointly and severally that they will reimburse the Agent and each Lender for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by such Agent or Lender in connection with the enforcement of the obligations of the Guarantors under this Guaranty and any other Loan Documents and all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Agent in connection with the amendment or modification of this Guaranty.

     (k) INDEMNITIES. Each Guarantor agrees jointly and severally to indemnify and hold the Agent and the Lenders harmless from and against all losses suffered by the Agent and the Lenders in connection with (i) the exercise by the Agent or the Lenders of any right or remedy granted to them under this Guaranty, (ii) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Guaranty, and (iii) the collection or enforcement of the Obligations or any of them; PROVIDED, that such Guarantor shall not be obligated to reimburse the Agent or the Lenders for costs and expenses, or indemnify the Agent or the Lenders for any loss, resulting from the gross negligence or willful misconduct of the Agent or the Lenders. Notwithstanding any termination of this Guaranty, the indemnities to which the Agent and Lenders are entitled under this Guaranty shall continue in full force and effect and shall protect the Agent and the Lenders against events arising after such termination as well as before.

                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, each of the Guarantors has executed and delivered this Guaranty as of the date hereinabove first written.


                                        AID AMBULANCE AT VIGO COUNTY, INC.
                                        an Indiana corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        AMBULANCE TRANSPORT SYSTEMS, INC.
                                        a New Jersey corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        AMERICAN LIMOUSINE SERVICE, INC.
                                        an Ohio corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        BEACON TRANSPORTATION, INC.
                                        a New York corporation


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        COASTAL EMS, INC., a Georgia corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        CORNING AMBULANCE SERVICE INC.
                                        a New York corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        DONLOCK, LTD.
                                        a Pennsylvania corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        E.M.S. VENTURES, INC.
                                        a Georgia corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        EMS VENTURES OF SOUTH CAROLINA, INC.
                                        a South Carolina corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        EASTERN AMBULANCE SERVICE, INC.
                                        a Nebraska corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        EASTERN PARAMEDICS, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        GOLD CROSS AMBULANCE SERVICES, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        GOLD CROSS AMBULANCE SERVICE, OF
                                        PA., INC.
                                        an Ohio corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        KEEFE & KEEFE, INC.
                                        a New York corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        KEEFE & KEEFE AMBULETTE, LTD.
                                        a New York corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        LASALLE AMBULANCE INC.
                                        a New York corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        MEDI-CAB OF GEORGIA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        MEDICAL EMERGENCY DEVICES AND
                                        SERVICES (MEDS), INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        MEDICAL TRANSPORTATION SERVICES, INC.
                                        a South Dakota corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        MEDSTAR EMERGENCY MEDICAL SERVICES, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        MERCURY AMBULANCE SERVICE, INC.
                                        a Kentucky corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        METRO CARE CORP.
                                        an Ohio corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        MO-RO-KO, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        MULTI CAB INC.
                                        a New Jersey corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        MULTI-CARE INTERNATIONAL, INC.
                                        a New Jersey corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        MULTI-CARE MEDICAL CAR SERVICE, INC.
                                        a New Jersey corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        MULTI-HEALTH CORP.
                                        a Florida corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        MYERS AMBULANCE SERVICE, INC.
                                        an Indiana corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        NATIONAL AMBULANCE & OXYGEN
                                        SERVICE, INC.
                                        a New York corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        NORTH MISS. AMBULANCE SERVICE, INC.
                                        a Mississippi corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        PROFESSIONAL MEDICAL SERVICES, INC.
                                        an Arkansas corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RISC AMERICA ALABAMA FIRE SAFETY
                                        SERVICES, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        R/M MANAGEMENT CO., INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        R/M OF MISSISSIPPI, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        R/M OF TENNESSEE G.P., INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        R/M OF TENNESSEE L.P., INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        R/M OF TEXAS G.P., INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        R/M PARTNERS, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RMC CORPORATE CENTER, L.L.C.
                                        An Arizona Limited Liability Company

                                        By: RURAL/METRO CORPORATION,
                                            an Arizona corporation,
                                            Its Member

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RMFD OF NEW JERSEY, INC.,
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        RURAL/METRO COMMUNICATIONS
                                        SERVICES, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO CORPORATION
                                        an Arizona corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO CORPORATION OF FLORIDA
                                        a Florida corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO CORPORATION OF TENNESSEE
                                        a Tennessee corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO FIRE DEPT., INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        RURAL/METRO HOSPITAL SERVICES, INC.,
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO LOGISTICS, INC.,
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO MID-ATLANTIC, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF ALABAMA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO MID-SOUTH, L.P.
                                        a Delaware limited partnership

                                        By: R/M of Tennessee, a Delaware
                                            corporation
                                            Its General Partner

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        RURAL/METRO PROTECTION SERVICES, INC.,
                                        an Arizona corporation
                                        (f/k/a Metropolitan Fire Dept., Inc.)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF ALABAMA, INC.,
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF ARKANSAS, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF ARLINGTON, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF BREWERTON, INC.,
                                        a New York corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF CALIFORNIA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        RURAL/METRO OF CENTRAL ALABAMA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF CENTRAL COLORADO, INC.,
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF CENTRAL OHIO, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF COLORADO, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF GEORGIA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF GREATER SEATTLE, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        RURAL/METRO OF INDIANA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF INDIANA, L.P.
                                        a Delaware limited partnership

                                        By: THE AID AMBULANCE COMPANY, INC.
                                            a Delaware corporation,
                                            Its General Partner

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF INDIANA II, L.P.
                                        a Delaware corporation

                                        By: THE AID AMBULANCE COMPANY, INC.
                                            a Delaware corporation,
                                            Its General Partner

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF KENTUCKY, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        RURAL/METRO OF MISSISSIPPI, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF NEBRASKA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF NEW YORK, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF NORTH FLORIDA, INC.
                                        a Florida corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF NORTH TEXAS, L.P.
                                        a Delaware limited partnership

                                        By: R/M of Texas G.P. Inc.,
                                            a Delaware corporation
                                            Its General Partner

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        RURAL/METRO OF NORTHERN OHIO, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF OHIO, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF OREGON, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF ROCHESTER, INC.
                                        a New York corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF SAN DIEGO, INC.
                                        a California corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF SOUTH CAROLINA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        RURAL/METRO OF SOUTH DAKOTA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF SOUTHERN OHIO, INC.
                                        an Ohio corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF TENNESSEE, L.P.
                                        a Delaware limited partnership

                                        By: R/M OF TENNESSEE, G.P., INC.
                                            a Delaware corporation,
                                            Its General Partner

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF TEXAS, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        RURAL/METRO OF TEXAS, L.P.,
                                        a Delaware limited partnership

                                        By: R/M OF TEXAS G.P., INC.,
                                            a Delaware corporation,
                                            Its General Partner

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        RURAL/METRO TEXAS HOLDINGS, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        SW GENERAL, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        SIOUX FALLS AMBULANCE, INC.
                                        a South Dakota corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        SOUTH GEORGIA EMERGENCY MEDICAL
                                        SERVICES, INC.
                                        a Georgia corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        SOUTHWEST AMBULANCE OF CASA GRANDE, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        SOUTHWEST AMBULANCE AND RESCUE
                                        OF ARIZONA
                                        an Arizona  corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        SOUTHWEST AMBULANCE OF TUCSON, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        SOUTHWEST GENERAL SERVICES, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        THE AID AMBULANCE COMPANY, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        THE AID COMPANY, INC.
                                        an Indiana corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        TOWNS AMBULANCE SERVICE, INC.
                                        a New York corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        VALLEY FIRE SERVICE, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        W & W LEASING COMPANY, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                       SUPPLEMENT TO AMENDED AND RESTATED
                          SUBSIDIARY GUARANTY AGREEMENT

     THIS SUPPLEMENT TO AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT, dated as of _____________________, (the "SUPPLEMENT"), is made by [INSERT NAME OF NEW SUBSIDIARY], a __________________ (the "NEW GUARANTOR"), in favor of Wachovia Bank National Association (f/k/a First Union National Bank), as agent (in such capacity, the "AGENT") under the Credit Agreement (as defined in the Subsidiary Guaranty referred to below) for the ratable benefit of itself and the Lenders (as so defined).

     1. Reference is hereby made to the Amended and Restated Subsidiary Guaranty Agreement dated as of September 30, 2002, made by the certain Subsidiaries of the Borrower party thereto as guarantors, (the "GUARANTORS") in favor of the Agent (as amended, supplemented or otherwise modified as of the date hereof, the "SUBSIDIARY GUARANTY"). This Supplement supplements the Subsidiary Guaranty, forms a part thereof and is subject to the terms thereof. Capitalized terms used and not defined herein shall have the meanings given thereto or referenced in the Subsidiary Guaranty.

     2. The New Guarantor hereby agrees to unconditionally guarantee to the Agent for the ratable benefit of itself and the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations of the Borrower to the same extent and upon the same terms and conditions as are contained in the Subsidiary Guaranty.

     3. The New Guarantor hereby agrees that it is a party to the Subsidiary Guaranty as if a signatory thereto on the Closing Date of the Credit Agreement, and the New Guarantor shall comply with all of the terms, covenants, conditions and agreements and hereby makes each representation and warranty, in each case set forth therein. The New Guarantor agrees that the "SUBSIDIARY GUARANTY" or "GUARANTY" as used therein or in any other Loan Documents shall mean the Subsidiary Guaranty as supplemented hereby.

     4. The New Guarantor hereby acknowledges it has received a copy of the Subsidiary Guaranty and that it has read and understands the terms thereof.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the undersigned hereby causes this Supplement to be executed and delivered as of the day of 20__.

                                       [INSERT NAME OF NEW SUBSIDIARY]

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    EXHIBIT H
                                       to
                  Second Amended and Restated Credit Agreement
                         dated as of September 30, 2002
                                  by and among
                            Rural/Metro Corporation,
                                  as Borrower,
                        the Lenders referred to therein,
                                       and
                       Wachovia Bank National Association
                       (f/k/a First Union National Bank),
                                    as Agent


                  FORM OF INTERCOMPANY SUBORDINATION AGREEMENT

                              AMENDED AND RESTATED
                      INTERCOMPANY SUBORDINATION AGREEMENT

     THIS AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT (this "INTERCOMPANY SUBORDINATION AGREEMENT"), dated as of September 30, 2002, by and among RURAL/METRO CORPORATION, a Delaware corporation (the "BORROWER"), the subsidiaries of the Borrower identified on the signature pages hereto (the "GUARANTORS" and together with the Borrower, the "INTERCOMPANY LOAN PARTIES") and WACHOVIA BANK NATIONAL ASSOCIATION (f/k/a FIRST UNION NATIONAL BANK), as agent (the "AGENT") for the Lenders party to the Second Amended and Restated Credit Agreement dated even date herewith (as amended, restated, modified or otherwise supplemented from time to time, the "CREDIT AGREEMENT"), by and among the Borrower, the financial institutions that are or may become party thereto (the "LENDERS") and the Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

                                    RECITALS

     WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Amended and Restated Credit Agreement dated March 16, 1998 (as amended, restated, modified or otherwise supplemented from time to time, the "EXISTING CREDIT AGREEMENT");

     WHEREAS, the Borrower, Lenders and the Agent desire to amend and restate the Existing Credit Agreement in its entirety as provided in the Credit Agreement;

     WHEREAS, the Borrower, the Agent and the Intercompany Loan Parties entered into that certain Intercompany Subordination Agreement dated as of March 16, 1998 (as amended, restated, modified or otherwise supplemented from time to time, the "EXISTING SUBORDINATION AGREEMENT"); and

     WHEREAS, the Borrower, the Agent and the Intercompany Loan Parties desire to amend and restate the Existing Subordination Agreement in its entirety as provided herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. SUBORDINATION.

     1.01. SUBORDINATION TO SENIOR INDEBTEDNESS.

     Each Intercompany Loan Party for itself and its successors agrees that, to the extent it is from time to time entitled to receive payment in respect of any intercompany loan, advance or other account from any other Intercompany Loan Party (a "SUBORDINATED OBLIGATION"), the payment of the principal of, premium, if any, interest on (including all interest accruing thereon subsequent to a

Bankruptcy Event ("POST-PETITION INTEREST")) or other fees, costs, expenses and any other amounts accrued, incurred or otherwise due in connection with all such Subordinated Obligations from time to time, is subordinated in right of payment, to the extent and in the manner provided herein, to the payment in full of all Senior Indebtedness.

     1.02. NO PAYMENT ON THE SUBORDINATED OBLIGATIONS IN CERTAIN CIRCUMSTANCES.

     (a) No payment shall be made, either directly or indirectly, by or on behalf of any Intercompany Loan Party, in cash, property or securities on account of the principal of, premium, if any, and interest (including post-petition interest) on any Subordinated Obligation at the time outstanding, or other fees, costs, expenses and any other amounts accrued, incurred or otherwise due in respect of any such Subordinated Obligation, or to prepay, purchase, redeem, retire, exchange, defease or otherwise acquire any Subordinated Obligation or any instrument evidencing a Subordinated Obligation for cash or property (collectively, "SUBORDINATED PAYMENTS"), (i) upon the maturity of any Senior Indebtedness by acceleration or otherwise, unless and until all principal of, interest (including post-petition interest) and premium, if any, on and all other fees, costs, expenses and other amounts accrued or incurred pursuant to the terms of the Senior Indebtedness then due, shall have first been paid in full or waived, or (ii) upon the occurrence of any Event of Default with respect to any Senior Indebtedness (unless and until such Event of Default shall have been cured or waived in accordance with the terms of the Credit Agreement).

     (b) In furtherance of the provisions of Section 1.01, in the event that, notwithstanding the foregoing provisions of subsection 1.02, any Subordinated Payment, either directly or indirectly, shall be made by or on behalf of any Intercompany Loan Party, and received by another Intercompany Loan Party at a time when such payment was prohibited by the provisions of this subsection 1.02, then, unless and until such payment is no longer prohibited by this subsection 1.02, such payment shall be segregated and held in trust for the benefit of and shall be promptly paid over to, the Agent, for the benefit of the Lenders.

     (c) The Borrower shall give prompt written notice to each other Intercompany Loan Party of any Event of Default with respect to such Senior Indebtedness. Failure to give such notice shall not affect the subordination of the Subordinated Obligations to the Senior Indebtedness provided in this Intercompany Subordination Agreement.

     1.03. SUBORDINATION OF INTERCOMPANY OBLIGATIONS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF AN INTERCOMPANY LOAN PARTY.

     Upon any distribution by any Intercompany Loan Party of assets of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding up, liquidation or reorganization (excluding, so long as no Default or Event of Default shall have occurred and be continuing, mergers, sales of assets and other combinations permitted pursuant to Sections 11.5, 11.6(d) and 11.6(e) of the Credit Agreement) of such Intercompany Loan Party (the "LIQUIDATING LOAN PARTY") (whether in a voluntary or involuntary bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or otherwise):

          (a) the Lenders shall first receive payment in full in cash, to the extent then presently available for payment, of the principal, interest (including all interest accruing on the Senior Indebtedness subsequent to a Bankruptcy Event, whether or not a claim for such post-petition interest is allowable as a claim in the bankruptcy case of the Liquidating Loan Party ("POST-PETITION INTEREST ON SENIOR INDEBTEDNESS")) and premium, if any, due thereon and all other fees, costs, expenses, or other amounts accrued or incurred pursuant to the terms thereof (or have such payments duly provided for in a manner reasonably satisfactory to holders of Senior Indebtedness or their representative) before any other Intercompany Loan Party is entitled to receive any Subordinated Payment on account of or accrued or incurred in connection with any Subordinated Obligation;

          (b) any payment or distribution of assets of the Liquidating Loan Party of any kind or character, whether in cash, property or securities to which such other Intercompany Loan Party would be entitled except for the provisions of this Intercompany Subordination Agreement shall be paid by the Liquidating Loan Party, the liquidating trustee or agent or other person making such a payment or distribution, directly to the Agent, for the benefit of the Lenders, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid; and

          (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Liquidating Loan Party of any kind or character, whether in cash, property or securities, shall be received by any such other Intercompany Loan Party on account of, or accrued or incurred in connection with, any Subordinated Obligation before all Senior Indebtedness is paid in full in cash, or effective provision (in a manner reasonably satisfactory to the Lenders) made for its payment, then such payment or distribution shall be segregated and received and held in trust for the benefit of and shall be promptly paid over to the Agent, for the benefit of the Lenders, for application to the payment of all Senior Indebtedness until such Senior Indebtedness shall have been paid in full (including post-petition interest on the Senior Indebtedness).

     The  Borrower  shall  give  prompt  written  notice  to the  Agent and each
Intercompany Loan Party of any dissolution, winding up, liquidation or reorganization of any Intercompany Loan Party, but failure to give such notice shall not affect the subordination of the Subordinated Obligations to the Senior Indebtedness provided in this Intercompany Subordination Agreement.

     1.04. SUBROGATION.

     Subject to the payment in full of all Senior Indebtedness, the holder of, or obligee with respect to, any Subordinated Obligation shall be subrogated to the rights of the Lenders to receive payments or distributions of assets of an Intercompany Loan Party applicable to the Senior Indebtedness to the extent that distributions were paid to the Lenders that otherwise would have been paid to such obligee, until all amounts owing on such Subordinated Obligation shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the Lenders by virtue of this Intercompany Subordination Agreement, which otherwise would have been made to such obligee, shall, as between the obligor on such Subordinated Obligation and such obligee, be deemed to be payment on account of such Subordinated Obligation, it being understood that the provisions of this Intercompany Subordination Agreement are and are intended solely for the purpose of defining the relative rights of the Intercompany Loan Parties, on the one hand, and the Lenders, on the other hand.

     1.05. SUBORDINATION RIGHTS NOT IMPAIRED.

     (a) No right of the Agent or any Lender to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Intercompany Loan Party or by any act or failure to act, in good faith, by the Agent or any such Lender, or by any noncompliance by any Intercompany Loan Party with the terms of any Subordinated Obligation, regardless of any knowledge thereof which any such Lender may have or be otherwise charged with. The Agent and the Lenders may extend, renew, modify or amend the terms of Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with any Intercompany Loan Party, all without affecting the liabilities and obligations of any other Intercompany Loan Party or the rights of the Agent and the Lenders hereunder.

     (b) All rights and interests hereunder or under any Subordinated Obligation of the Agent and the Lenders, and all agreements and obligations of the Intercompany Loan Parties under this Intercompany Subordination Agreement, shall remain in full force and effect irrespective of (i) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or of any provision of any thereof or (ii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Intercompany Loan Party in respect of the Senior Indebtedness.

     1.06. AUTHORIZATION TO EFFECT SUBORDINATION.

     Each Intercompany Loan Party, by its acceptance hereof, solely in its capacity as obligee with respect to Subordinated Obligations, upon the occurrence and during the continuation of an Event of Default under the Credit Agreement, (a) irrevocably authorizes and empowers (but without imposing any obligation on) the Agent (through its authorized representatives), on behalf of itself and the Lenders, to demand, sue for, collect and receive such obligee's ratable share of payments or distributions with respect to Subordinated Obligations which are required to be paid or delivered to the Lenders as provided herein, and take all such other action, in the name of such obligee or otherwise, as such authorized representatives may determine to be necessary or appropriate for the enforcement of the provisions of this Intercompany Subordination Agreement, including without limitation, that (i) such representatives shall have the right to vote such obligee's interest in any proceeding under the Bankruptcy Law as such vote relates to any Subordinated Obligation or Subordinated Payment and (ii) in any such proceeding such representatives may, as attorney-in-fact for such obligee, file any claim, proof of claim or such other instrument of similar character, in each case, solely to the extent such proof of claim or such other instrument relates to any Subordinated Obligation or Subordinated Payment; and (b) agrees to execute and deliver to such representatives, all such further instruments confirming the authorization hereinabove set forth, and all such powers of attorney, proofs of claim, assignments of claim and other instruments as may reasonably be requested by the Agent.

     1.07. DEFINITIONS.

     "BANKRUPTCY EVENT" means (a) any Intercompany Loan Party, pursuant to or within the meaning of any Bankruptcy Law (i) admits in writing its inability to pay its debts generally as they become due, (ii) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (iii) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding in which it is the alleged debtor under any Bankruptcy Law,
(iv) consents to the appointment of a Custodian of it or for any substantial part of its property, (v) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (vi) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of any other Intercompany Loan Party for any substantial part of their properties,
(vii) makes a general assignment for the benefit of its creditors or (viii) takes any corporate act to authorize any of the foregoing; or (b) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of any Intercompany Loan Party in an involuntary case or proceeding under any Bankruptcy Law which shall (i) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of any Intercompany Loan Party, (ii) appoint a Custodian of any Intercompany Loan Party for any substantial part of their respective properties or (iii) order the winding-up or liquidation of the affairs of any Intercompany Loan Party; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against any Intercompany Loan Party and such petition, application or proceeding is not dismissed within 60 days.

     "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors.

     "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

SECTION 2. COUNTERPARTS.

     This Intercompany Subordination Agreement may be executed in any number of counterparts, which may be originals or copies sent by facsimile transmission, each of which shall be an original and all of which shall constitute one and the same agreement.

SECTION 3. BINDING EFFECT.

     This Intercompany Subordination Agreement shall be binding on the parties hereto and their respective successors and assigns.

SECTION 4. EVIDENCE OF SUBORDINATION.

     To the extent that any of the Subordinated Obligations is evidenced by a promissory note or other instrument, the Intercompany Loan Party obligated thereunder shall cause to be placed thereon a legend stating that the payment thereof is subordinate to payment of all Senior Indebtedness pursuant to this Intercompany Subordination Agreement and such Intercompany Loan Party shall mark all books of account in such manner to indicate that payment thereof is subordinated pursuant to this Intercompany Subordination Agreement.

SECTION 5. GOVERNING LAW.

     This Intercompany Subordination Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

SECTION 6. FURTHER ASSURANCES.

     The parties hereto agree to execute such other documents and take such other actions as may be reasonably necessary to implement the terms hereof.

                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Intercompany Subordination Agreement as of the date hereinabove first written.


                                        Agent:

                                        WACHOVIA BANK NATIONAL ASSOCIATION,
                                        as Agent for the Lenders

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        Intercompany Loan Parties:

                                        RURAL/METRO CORPORATION
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        AID AMBULANCE AT VIGO COUNTY, INC.
                                        an Indiana corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        AMBULANCE TRANSPORT SYSTEMS, INC.
                                        a New Jersey corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        AMERICAN LIMOUSINE SERVICE, INC.
                                        an Ohio corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        BEACON TRANSPORTATION, INC.
                                        a New York corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        COASTAL EMS, INC., a Georgia corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        CORNING AMBULANCE SERVICE INC.
                                        a New York corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        DONLOCK, LTD.
                                        a Pennsylvania corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        E.M.S. VENTURES, INC.
                                        a Georgia corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        EMS VENTURES OF SOUTH CAROLINA, INC.
                                        a South Carolina corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        EASTERN AMBULANCE SERVICE, INC.
                                        a Nebraska corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        EASTERN PARAMEDICS, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        GOLD CROSS AMBULANCE SERVICES, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        GOLD CROSS AMBULANCE SERVICE,
                                        OF PA., INC.
                                        an Ohio corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        KEEFE & KEEFE, INC.
                                        a New York corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        KEEFE & KEEFE AMBULETTE, LTD.
                                        a New York corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        LASALLE AMBULANCE INC.
                                        a New York corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        MEDI-CAB OF GEORGIA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        MEDICAL EMERGENCY DEVICES AND
                                        SERVICES (MEDS), INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        MEDICAL TRANSPORTATION SERVICES, INC.
                                        a South Dakota corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        MEDSTAR EMERGENCY MEDICAL SERVICES, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        MERCURY AMBULANCE SERVICE, INC.
                                        a Kentucky corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        METRO CARE CORP.
                                        an Ohio corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        MO-RO-KO, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        MULTI CAB INC.
                                        a New Jersey corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        MULTI-CARE INTERNATIONAL, INC.
                                        a New Jersey corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        MULTI-CARE MEDICAL CAR SERVICE, INC.
                                        a New Jersey corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        MULTI-HEALTH CORP.
                                        a Florida corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        MYERS AMBULANCE SERVICE, INC.
                                        an Indiana corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        NATIONAL AMBULANCE & OXYGEN
                                        SERVICE, INC.
                                        a New York corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        NORTH MISS. AMBULANCE SERVICE, INC.
                                        a Mississippi corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        PROFESSIONAL MEDICAL SERVICES, INC.
                                        an Arkansas corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RISC AMERICA ALABAMA
                                        FIRE SAFETY SERVICES, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        R/M MANAGEMENT CO., INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        R/M OF MISSISSIPPI, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        R/M OF TENNESSEE G.P., INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        R/M OF TENNESSEE L.P., INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        R/M OF TEXAS G.P., INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        R/M PARTNERS, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RMC CORPORATE CENTER, L.L.C.
                                        An Arizona Limited Liability Company

                                        By: RURAL/METRO CORPORATION,
                                            an Arizona corporation,
                                            Its Member

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RMFD OF NEW JERSEY, INC.,
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        RURAL/METRO COMMUNICATIONS
                                        SERVICES, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO CORPORATION
                                        an Arizona corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO CORPORATION OF FLORIDA
                                        a Florida corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO CORPORATION OF TENNESSEE
                                        a Tennessee corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO FIRE DEPT., INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        RURAL/METRO HOSPITAL SERVICES, INC.,
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO LOGISTICS, INC.,
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO MID-ATLANTIC, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF ALABAMA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO MID-SOUTH, L.P.
                                        a Delaware limited partnership

                                        By: R/M of Tennessee,
                                            a Delaware corporation
                                            Its General Partner

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        RURAL/METRO PROTECTION SERVIES, INC.,
                                        an Arizona corporation
                                        (f/k/a Metropolitan Fire Dept., Inc.)

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF ALABAMA, INC.,
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF ARKANSAS, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF ARLINGTON, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF BREWERTON, INC.,
                                        a New York corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        RURAL/METRO OF CALIFORNIA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF CENTRAL ALABAMA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF CENTRAL COLORADO, INC.,
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF CENTRAL OHIO, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF COLORADO, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF GEORGIA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF GREATER SEATTLE, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        RURAL/METRO OF INDIANA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF INDIANA, L.P.
                                        a Delaware limited partnership

                                        By: THE AID AMBULANCE COMPANY, INC.
                                            a Delaware corporation,
                                            Its General Partner

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF INDIANA II, L.P.
                                        a Delaware corporation

                                        By: THE AID AMBULANCE COMPANY, INC.
                                            a Delaware corporation,
                                            Its General Partner

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF KENTUCKY, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF MISSISSIPPI, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        RURAL/METRO OF NEBRASKA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF NEW YORK, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF NORTH FLORIDA, INC.
                                        a Florida corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF NORTH TEXAS, L.P.
                                        a Delaware limited partnership

                                        By: R/M of Texas G.P. Inc.,
                                            a Delaware corporation
                                            Its General Partner

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF NORTHERN OHIO, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        RURAL/METRO OF OHIO, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF OREGON, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF ROCHESTER, INC.
                                        a New York corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF SAN DIEGO, INC.
                                        a California corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF SOUTH CAROLINA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        RURAL/METRO OF SOUTH DAKOTA, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF SOUTHERN OHIO, INC.
                                        an Ohio corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF TENNESSEE, L.P.
                                        a Delaware limited partnership

                                        By: R/M OF TENNESSEE, G.P., INC.
                                            a Delaware corporation,
                                            Its General Partner

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF TEXAS, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        RURAL/METRO OF TEXAS, L.P.,
                                        a Delaware limited partnership

                                        By: R/M OF TEXAS G.P., INC.,
                                            a Delaware corporation,
                                            Its General Partner

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        RURAL/METRO TEXAS HOLDINGS, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        SW GENERAL, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        SIOUX FALLS AMBULANCE, INC.
                                        a South Dakota corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        SOUTH GEORGIA EMERGENCY MEDICAL
                                        SERVICES, INC.
                                        a Georgia corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        SOUTHWEST AMBULANCE OF CASA GRANDE, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        SOUTHWEST AMBULANCE AND RESCUE OF
                                        ARIZONA
                                        an Arizona  corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        SOUTHWEST AMBULANCE OF TUCSON, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        SOUTHWEST GENERAL SERVICES, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        THE AID AMBULANCE COMPANY, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        THE AID COMPANY, INC.
                                        an Indiana corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        TOWNS AMBULANCE SERVICE, INC.
                                        a New York corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                        VALLEY FIRE SERVICE, INC.
                                        a Delaware corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        W & W LEASING COMPANY, INC.
                                        an Arizona corporation

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                       SUPPLEMENT TO AMENDED AND RESTATED
                      INTERCOMPANY SUBORDINATION AGREEMENT

     INTERCOMPANY SUBORDINATION AGREEMENT SUPPLEMENT, dated as of _____________________, (the "SUPPLEMENT"), made by [INSERT NAME OF NEW SUBSIDIARY], a __________________ (the "NEW INTERCOMPANY LOAN PARTY"), in favor of Wachovia Bank National Association (f/k/a First Union National Bank), as agent (in such capacity, the "AGENT") under the Credit Agreement (as defined in the Intercompany Subordination Agreement referred to below) for the ratable benefit of itself and the Lenders (as so defined).

     1. Reference is hereby made to the Amended and Restated Intercompany Subordination Agreement, dated as of September 30, 2002, made by and among the Borrower and certain Subsidiaries of the Borrower party thereto, (collectively, the "INTERCOMPANY LOAN PARTIES") and the Agent (as amended, supplemented or otherwise modified as of the date hereof, the "INTERCOMPANY SUBORDINATION
AGREEMENT"). This Supplement supplements the Intercompany Subordination Agreement, forms a part thereof and is subject to the terms thereof. Capitalized terms used and not defined herein shall have the meanings given thereto or referenced in the Intercompany Subordination Agreement.

     2. The New Intercompany Loan Party for itself and its successors hereby agrees that, to the extent it is from time to time entitled to receive payment in respect of any Subordinated Obligation, the payment of the principal of, premium, if any, interest on (including all interest accruing thereon subsequent to a Bankruptcy Event ("POST-PETITION INTEREST")) or other fees, costs, expenses and any other amounts accrued, incurred or otherwise due in connection with all such Subordinated Obligations from time to time, is subordinated in right of payment, to the extent and in the manner provided in the Subordination Agreement, to the payment in full of all Senior Indebtedness.

     3. The New Intercompany Loan Party hereby agrees that it is a party to the Intercompany Subordination Agreement as if a signatory thereto on the Closing Date of the Credit Agreement, and the New Intercompany Loan Party shall comply with all of the terms, covenants, conditions and agreements and hereby makes each representation and warranty, in each case set forth therein. The New Intercompany Loan Party agrees that the "INTERCOMPANY SUBORDINATION AGREEMENT" as used therein or in any other Loan Documents shall mean the Intercompany Subordination Agreement as supplemented hereby.

     4. The New Intercompany Loan Party hereby acknowledges it has received a copy of the Intercompany Subordination Agreement and that it has read and understands the terms thereof.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the undersigned hereby causes this Supplement to be executed and delivered as of the day of 20__.

                                        [INSERT NAME OF NEW SUBSIDIARY]

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________